UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7123

ADVANTAGE FUNDS, INC.

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166

Janette Farragher, Esq. 200 Park Avenue New York, New York 10166

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/11

Advantage Funds, Inc.

            -Dreyfus Global Absolute Return Fund

            -Dreyfus Global Dynamic Bond Fund

            -Dreyfus Global Real Return Fund

            -Dreyfus Total Emerging Markets Fund

            -Dreyfus Total Return Advantage Fund

            -Global Alpha Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Global Absolute

Return Fund

ANNUAL REPORT October 31, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
11	Statement of Financial Futures
12	Statement of Options Written
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
48	Report of Independent Registered Public Accounting Firm
49	Important Tax Information
50	Board Members Information
52	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Absolute
Return Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Global Absolute Return Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery during the final months of 2010, but sentiment deteriorated in 2011 due to disappointing global economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. International stocks proved sensitive to these macroeconomic developments, often regardless of underlying company fundamentals, and most international equity market indices ended the reporting period with mildly negative absolute returns.

The global economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In Asia, China seems to have averted an economic contraction after implementing measures to dampen inflationary pressures. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus Global Absolute Return Fund’s Class A shares produced a total return of 0.66%, Class C shares returned 0.00% and Class I shares returned 0.90%.1 In comparison, the fund’s benchmark, the Citigroup 30-Day Treasury Bill Index, produced a total return of 0.07% for the same period.2

Global financial markets generally rallied into the first quarter of 2011 as an economic recovery gained traction, but renewed macroeconomic concerns later caused riskier assets to give back many of their previous gains.The fund generally produced higher returns than its benchmark, primarily due to positive results from three of the four alpha sources considered by our quantitative investment approach.

The Fund’s Investment Approach

The fund seeks total return through investments in securities and instruments that provide exposure to global stock, bond and currency markets. For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among the long-term government bond markets.The most relevant long-term bond yield within each country serves as the expected return for each bond market. Our quantitative investment approach is designed to identify and exploit relative misvaluations across and within major developed capital markets such as the United States, Japan and the larger Western European countries.

Shifting Sentiment Sparked Heightened Market Volatility

Gains in employment, consumer spending and corporate earnings supported stocks and higher yielding bonds over the first several months of the reporting period. However, the rallies were interrupted in February when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when natural and nuclear disasters in Japan

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

disrupted the global industrial supply chain. Nonetheless, markets proved resilient, and most financial assets rebounded quickly from these unexpected shocks.

Investor sentiment began to deteriorate in earnest in late April when Greece appeared headed for default and pressures mounted on the banking systems of other European nations. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious debate regarding U.S. government spending and borrowing. Financial markets suffered bouts of heightened volatility when newly risk-averse investors shifted their focus from relatively speculative markets to regions that historically have held up well under uncertain economic conditions. The flight to quality also lifted currencies that traditionally have been considered safe havens, including the U.S. dollar and Japanese yen. Market volatility was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, markets rebounded strongly in October when some macroeconomic worries seemed to ease.

Quantitative Models Supported Relative Performance

The fund’s quantitative investment process proved relatively effective in this turbulent environment, as three of the four alpha sources we consider contributed positively to relative performance. Only the model designed to determine allocations between stocks and bonds produced a shortfall, primarily due to overweighted exposure to stocks during the third quarter of 2011. However, the addition of several stock, bond and currency markets to our investment process midway through the reporting period resulted in a less overweighted position in stocks overall, helping to cushion the impact of equity market declines.

Models guiding equity and bond market selections produced stronger results.Among stocks, the fund benefited later in the reporting period from overweighted exposure to Germany and short positions in Hong Kong and Japan. In the global bond market, positive results from a long position in U.S.Treasury securities were offset by a less successful short position in the German Bund.

The fund’s currency component produced mixed results, as the benefits of a short position in the Swiss franc and long exposure to the Norwegian krone were balanced by losses stemming from short positions in the Swedish krona and Canadian dollar.

4

Seeking Opportunities in Uncertain Markets

Despite ongoing headwinds, we believe the economic expansion is likely to persist. Indeed, until October, financial markets seemed to react more to macroeconomic developments than to their underlying fundamental strengths and weaknesses. Consequently, while our models have continued to signal greater opportunities among stocks than bonds, we have limited the fund’s allocations to global equities in order to manage risks in an uncertain market environment.

Our market selection models have identified what we believe to be attractive relative values among equities in Germany and the Netherlands, but stock markets in Asia appear less attractive to us. Sovereign bonds in the United States and Germany seem to offer good value, while U.K. gilts appear vulnerable to inflationary pressures. The fund also ended the reporting period with short positions in the euro and U.S. dollar, and long exposure to the Japanese yen and the Swedish krona.

November 15, 2011

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.
Equity securities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until
March 1, 2013. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: BLOOMBERG L.P. – Citigroup 30-Day Treasury Bill Index is a market value-
weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Global
Absolute Return Fund on 12/18/07 (inception date) to a $10,000 investment made in the Citibank 30-Day Treasury
Bill Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/11

	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (5.75%)	12/18/07	–5.15%		–0.48%
without sales charge	12/18/07	0.66%		1.05%
Class C shares
with applicable redemption charge †	12/18/07	–0.95%		0.31%
without redemption	12/18/07	0.00%		0.31%
Class I shares	12/18/07	0.90%		1.35%
Citibank 30-Day Treasury Bill Index	12/31/07	0.07%		0.42%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 12/31/07 is used as the beginning value on 12/18/07.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Absolute Return Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.50	$11.22	$6.25
Ending value (after expenses)	$982.90	$979.20	$983.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.63	$11.42	$6.36
Ending value (after expenses)	$1,017.64	$1,013.86	$1,018.90

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25%
for Class I , multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2011

	Face Amount
	Covered by
Options Purchased—5.9%	Contracts ($)		Value ($)
Call Options—5.9%
U.S. Treasury 10 Year Note Futures,
November 2011 @ $109	7,100,000	[a]	1,424,438

	Number of
	Contracts		Value ($)
Put Options—.0%
Swiss Market Index Futures,
December 2011 @ CHF 5,405	50	[a]	3,818
Swiss Market Index Futures,
December 2011 @ CHF 5,694	40	[a]	6,702
			10,520
Total Options Purchased
(cost $1,449,410)			1,434,958

	Principal
Short-Term Investments—76.6%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.00%, 11/25/11	660,000		659,990
0.01%, 12/1/11	4,100,000		4,099,967
0.02%, 11/17/11	3,000,000		2,999,985
0.02%, 1/12/12	3,638,000		3,637,909
0.02%, 3/22/12	1,520,000	[b]	1,519,806
0.03%, 1/19/12	5,620,000		5,619,847
Total Short-Term Investments
(cost $18,537,364)			18,537,504

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Other Investment—19.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,649,373)	4,649,373 [c]	4,649,373

Total Investments (cost $24,636,147)	101.7%	24,621,835
Liabilities, Less Cash and Receivables	(1.7%)	(420,016)
Net Assets	100.0%	24,201,819

CHF—Swiss Franc
a	Non-income producing security.
b	Held by a broker as collateral for open financial futures positions.
c	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Short-Term/		Options Purchased	5.9
Money Market Investments	95.8		101.7

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF FINANCIAL FUTURES

October 31, 2011

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2011 ($)
Financial Futures Long
Amsterdam Exchange Index	26	2,220,490	November 2011	55,017
Australian 10 Year Bond	11	1,302,789	December 2011	(38,513)
Canadian 10 Year	9	1,189,821	December 2011	(14,303)
DAX	13	2,797,824	December 2011	243,832
Euro-Bond	4	755,813	December 2011	1,140
Euro-Bond Options	31	539,619	December 2011	82,032
Standard & Poor’s 500 E-mini	25	1,561,625	December 2011	30,870
S&P ASX 200 Index	8	909,023	December 2011	54,521
Financial Futures Short
FTSE 100	8	(715,176)	December 2011	(15,056)
Hang Seng	8	(1,019,189)	November 2011	(53,424)
Japanese 10 Year Mini Bond	25	(4,559,154)	December 2011	1,248
Long Gilt	72	(14,915,066)	December 2011	84,253
S&P/Toronto Stock
Exchange 60 IX	6	(841,722)	December 2011	(7,208)
Topix Index	23	(2,238,794)	December 2011	(45,914)
U.S. Treasury 10 Year Notes	6	(774,375)	December 2011	(335)
Gross Unrealized Appreciation				552,913
Gross Unrealized Depreciation				(174,753)

See notes to financial statements.

The Fund 11

STATEMENT OF OPTIONS WRITTEN
October 31, 2011

	Number of
	Contracts ($)		Value ($)
Call Options:
Swiss Market Index Futures,
December 2011 @ CHF 5,405	50	[a]	(22,370)
Swiss Market Index Futures,
December 2011 @ CHF 5,694	40	[a]	(8,312)
(premiums received $29,121)			(30,682)

CHF—Swiss Franc
a Non-income producing security.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	19,986,774	19,972,462
Affiliated issuers	4,649,373	4,649,373
Cash		41,651
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		1,506,015
Receivable for shares of Common Stock subscribed		4,000
Dividends receivable		176
Prepaid expenses		22,592
		26,196,269
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		21,631
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		1,685,939
Payable for futures variation margin—Note 4		189,859
Outstanding options written, at value (premiums received
$29,121)—See Statement of Options Written—Note 4		30,682
Payable for shares of Common Stock redeemed		11,010
Accrued expenses		55,329
		1,994,450
Net Assets ($)		24,201,819
Composition of Net Assets ($):
Paid-in capital		23,989,967
Accumulated net realized gain (loss) on investments		27,945
Accumulated net unrealized appreciation (depreciation)
on investments, options transactions and foreign
currency transactions (including $378,160 net
unrealized appreciation on financial futures)		183,907
Net Assets ($)		24,201,819

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	6,498,303	1,197,064	16,506,452
Shares Outstanding	537,313	101,574	1,353,709
Net Asset Value Per Share ($)	12.09	11.79	12.19

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Interest	11,213
Cash dividends:
Affiliated issuers	4,282
Total Income	15,495
Expenses:
Management fee—Note 3(a)	219,531
Auditing fees	46,794
Shareholder servicing costs—Note 3(c)	46,287
Registration fees	34,882
Prospectus and shareholders’ reports	12,499
Distribution fees—Note 3(b)	10,371
Custodian fees—Note 3(c)	2,979
Directors’ fees and expenses—Note 3(d)	1,844
Legal fees	925
Loan commitment fees—Note 2	192
Miscellaneous	14,810
Total Expenses	391,114
Less—reduction in management fee due to undertaking—Note 3(a)	(106,389)
Less—reduction in fees due to earnings credits—Note 3(c)	(14)
Net Expenses	284,711
Investment (Loss)—Net	(269,216)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	69,956
Net realized gain (loss) on options transactions	971,209
Net realized gain (loss) on financial futures	(1,059,947)
Net realized gain (loss) on forward foreign currency exchange contracts	271,073
Net Realized Gain (Loss)	252,291
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	4,433
Net unrealized appreciation (depreciation) on options transactions	(60,550)
Net unrealized appreciation (depreciation) on financial futures	305,765
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(301,700)
Net Unrealized Appreciation (Depreciation)	(52,052)
Net Realized and Unrealized Gain (Loss) on Investments	200,239
Net (Decrease) in Net Assets Resulting from Operations	(68,977)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment (loss)—net	(269,216)	(188,880)
Net realized gain (loss) on investments	252,291	1,081,804
Net unrealized appreciation
(depreciation) on investments	(52,052)	51,086
Net Increase (Decrease) in Net Assets
Resulting from Operations	(68,977)	944,010
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A Shares	(453,969)	—
Class C Shares	(75,261)	—
Class I Shares	(293,950)	—
Total Dividends	(823,180)	—
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,877,793	3,509,994
Class C Shares	670,211	293,608
Class I Shares	18,498,422	3,588,104
Dividends reinvested:
Class A Shares	273,731	—
Class C Shares	43,293	—
Class I Shares	212,881	—
Cost of shares redeemed:
Class A Shares	(9,145,162)	(5,059,714)
Class C Shares	(678,711)	(575,688)
Class I Shares	(6,249,990)	(1,168,350)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	11,502,468	587,954
Total Increase (Decrease) in Net Assets	10,610,311	1,531,964
Net Assets ($):
Beginning of Period	13,591,508	12,059,544
End of Period	24,201,819	13,591,508

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	649,060	289,548
Shares issued for dividends reinvested	22,623	—
Shares redeemed	(762,454)	(409,873)
Net Increase (Decrease) in Shares Outstanding	(90,771)	(120,325)
Class C
Shares sold	56,150	24,481
Shares issued for dividends reinvested	3,647	—
Shares redeemed	(57,539)	(47,291)
Net Increase (Decrease) in Shares Outstanding	2,258	(22,810)
Class I
Shares sold	1,514,572	292,013
Shares issued for dividends reinvested	17,478	—
Shares redeemed	(518,505)	(94,870)
Net Increase (Decrease) in Shares Outstanding	1,013,545	197,143

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value, beginning of period	12.73	11.91	10.75	12.50
Investment Operations:
Investment income (loss)—net[b]	(.17)	(.17)	(.15)	.12
Net realized and unrealized
gain (loss) on investments	.25	.99	1.48	(1.87)
Total from Investment Operations	.08	.82	1.33	(1.75)
Distributions:
Dividends from investment income—net	—	—	(.17)	—
Dividends from net realized
gain on investments	(.72)	—	—	—
Total Distributions	(.72)	—	(.17)	—
Net asset value, end of period	12.09	12.73	11.91	10.75
Total Return (%)[c]	.66	6.89	12.52	(14.00)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.06	2.15	2.65	3.04	[e]
Ratio of net expenses to average net assets	1.50	1.50	1.50	1.48	[e]
Ratio of net investment income
(loss) to average net assets	(1.41)	(1.37)	(1.29)	1.14	[e]
Portfolio Turnover Rate	—	—	—	—
Net Assets, end of period ($ x 1,000)	6,498	7,995	8,911	4,630

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value, beginning of period	12.51	11.79	10.68	12.50
Investment Operations:
Investment income (loss)—net[b]	(.26)	(.26)	(.22)	.03
Net realized and unrealized
gain (loss) on investments	.26	.98	1.45	(1.85)
Total from Investment Operations	—	.72	1.23	(1.82)
Distributions:
Dividends from investment income—net	—	—	(.12)	—
Dividends from net realized
gain on investments	(.72)	—	—	—
Total Distributions	(.72)	—	(.12)	—
Net asset value, end of period	11.79	12.51	11.79	10.68
Total Return (%)[c]	.00 [d]	6.11	11.64	(14.56)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.82	2.96	3.32	4.00	[f]
Ratio of net expenses to average net assets	2.25	2.25	2.25	2.23	[f]
Ratio of net investment income
(loss) to average net assets	(2.16)	(2.13)	(2.03)	.35	[f]
Portfolio Turnover Rate	—	—	—	—
Net Assets, end of period ($ x 1,000)	1,197	1,243	1,440	997

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
[d]	Amount represents less than .01%.
e	Not annualized.
f	Annualized.

See notes to financial statements.

18

		Year Ended October 31,
Class I Shares	2011	2010	2009	2008	[a]
Per Share Data ($):
Net asset value, beginning of period	12.80	11.94	10.78	12.50
Investment Operations:
Investment income (loss)—net[b]	(.14)	(.14)	(.11)	.09
Net realized and unrealized
gain (loss) on investments	.25	1.00	1.48	(1.81)
Total from Investment Operations	.11	.86	1.37	(1.72)
Distributions:
Dividends from investment income—net	—	—	(.21)	—
Dividends from net realized
gain on investments	(.72)	—	—	—
Total Distributions	(.72)	—	(.21)	—
Net asset value, end of period	12.19	12.80	11.94	10.78
Total Return (%)	.90	7.20	12.91	(13.76)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.89	2.57	3.12	[d]
Ratio of net expenses to average net assets	1.25	1.25	1.25	1.23	[d]
Ratio of net investment income
(loss) to average net assets	(1.18)	(1.12)	(1.07)	1.03	[d]
Portfolio Turnover Rate	—	—	—	—
Net Assets, end of period ($ x 1,000)	16,506	4,354	1,708	3,851

a	From December 18, 2007 (commencement of operations) to October 31, 2008.
b	Based on average shares outstanding at each month end.
c	Not annualized.
[d]	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Absolute Return Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is to seek total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed-income securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

20

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid

22

prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by the Board of Directors. These securities are generally categorized within Level 2 of the fair value hierarchy

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	4,649,373	—	—	4,649,373
U.S. Treasury	—	18,537,504	—	18,537,504
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†	—	1,506,015	—	1,506,015
Futures†	552,913	—	—	552,913
Options Purchased	1,424,438	10,520	—	1,434,958
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†	—	(1,685,939)	—	(1,685,939)
Futures†	(174,753)	—	—	(174,753)
Options Written	—	(30,682)	—	(30,682)

† Amount shown represents unrealized appreciation (depreciation) at period end.

24

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	10/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,225,000		28,459,510	27,035,137	4,649,373		19.2

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

26

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $51,801 and unrealized appreciation $263,653.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2011. If not applied, the carryover expires in fiscal 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were as follows: ordinary income $91,906 and $0 and long-term capital gains $731,274 and $0, respectively.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and net operating losses, the fund increased

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

accumulated undistributed investment income-net by $269,216, decreased accumulated net realized gain (loss) on investments by $69,863 and decreased paid-in capital by $199,353. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until March 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of none of the classes (exclusive of taxes, brokerage commissions, Rule 12b-1 fees, interest expense, shareholder services fees, commitment fees on borrowings and extraordinary expenses) exceed 1.25% of the value of the funds average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $106,389 during the period ended October 31, 2011.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the fund’s average daily net assets, payable monthly.

28

During the period ended October 31, 2011, the Distributor retained $2,887 from commissions earned on sales of the fund’s Class A shares and $219 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2011, Class C shares were charged $10,371 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, Class A and Class C shares were charged $21,224 and $3,457, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2011, the fund was charged $4,862 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash man-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

agement fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2011, the fund was charged $399 pursuant to the cash management agreements which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $14.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2011, the fund was charged $2,979 pursuant to the custody agreement.

During the period ended October 31, 2011, the fund was charged $6,751 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $21,368, Rule 12b-1 distribution plan fees $802, shareholder services plan fees $1,609, custodian fees $1,645, chief compliance officer fees $4,246 and transfer agency per account fees $1,085, which are offset against an expense reimbursement currently in effect in the amount of $9,124.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

During the period ended October 31, 2011, there were no purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the statement of Assets and Liabilities and the Statement of Operations, respectively.

30

Fair value of derivative instruments as of October 31, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1,2]	394,760	Equity risk[1,3]	(152,284)
Interest rate risk[1,2]	1,593,111	Interest rate risk[1]	(53,151)
Foreign exchange risk[4]	1,506,015	Foreign exchange risk[5]	(1,685,939)
Gross fair value of
derivatives contracts	3,493,886		(1,891,374)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities of Unaffiliated issuers at market value.
3	Outstanding options written, at value.
4	Unrealized appreciation on forward foreign currency exchange contracts.
5	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[6]	Options[7]	Contracts[8]	Total
Equity	(298,876)	24,679	—	(274,197)
Interest rate	(761,071)	946,530	—	185,459
Foreign exchange	—	—	271,073	271,073
Total	(1,059,947)	971,209	271,073	182,335

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[9]	Options[10]	Contracts[11]	Total
Equity	301,034	(20,161)	—	280,873
Interest rate	4,731	(40,389)	—	(35,658)
Foreign exchange	—	—	(301,700)	(301,700)
Total	305,765	(60,550)	(301,700)	(56,485)

Statement of Operations location:

6	Net realized gain (loss) on financial futures.
7	Net realized gain (loss) on options transactions.
8	Net realized gain (loss) on forward foreign currency exchange contracts.
9	Net unrealized appreciation (depreciation) on financial futures.
[10] Net unrealized appreciation (depreciation) on options transactions.
[11] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2011 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and the value of equities or as a substitute for an investment.The fund is subject to interest rate risk and equity risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the

32

financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended October 31, 2011:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2010	—	—
Contracts written	140	36,959
Contracts terminated:
Contracts closed	50	7,838	—	7,838
Contracts Outstanding
October 31, 2011	90	29,121

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 12/21/2011	849,000	862,0745	889,128	27,053
Australian Dollar,
Expiring 12/21/2011	566,000	576,763	592,752	15,989
Australian Dollar,
Expiring 12/21/2011	42,000	42,378	43,985	1,607
Australian Dollar,
Expiring 12/21/2011	1,368	1,329	1,432	103
Australian Dollar,
Expiring 12/21/2011	519,840	502,628	544,410	41,782
Australian Dollar,
Expiring 12/21/2011	162,792	157,308	170,486	13,178
Australian Dollar,
Expiring 12/21/2011	1,157,500	1,122,948	1,212,209	89,261

34

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Australian Dollar,
Expiring 12/21/2011	1,157,500	1,118,492	1,212,209	93,717
Australian Dollar,
Expiring 12/21/2011	77,100	76,121	80,744	4,623
Australian Dollar,
Expiring 12/21/2011	179,900	176,881	188,403	11,522
Australian Dollar,
Expiring 12/21/2011	57,800	55,594	60,531	4,937
Australian Dollar,
Expiring 12/21/2011	231,200	222,157	242,127	19,970
Australian Dollar,
Expiring 12/21/2011	161,160	156,688	168,777	12,089
Australian Dollar,
Expiring 12/21/2011	191,450	189,554	200,498	10,944
Australian Dollar,
Expiring 12/21/2011	54,700	54,235	57,285	3,050
Australian Dollar,
Expiring 12/21/2011	656,000	663,097	687,005	23,908
Australian Dollar,
Expiring 12/21/2011	146,400	148,169	153,319	5,150
Australian Dollar,
Expiring 12/21/2011	97,600	98,628	102,213	3,585
Australian Dollar,
Expiring 12/21/2011	1,019,150	1,043,575	1,067,320	23,745
Australian Dollar,
Expiring 12/21/2011	179,850	184,308	188,350	4,042
British Pound,
Expiring 12/21/2011	762,907	1,205,705	1,226,004	20,299
British Pound,
Expiring 12/21/2011	1,679,750	2,645,303	2,699,386	54,083
British Pound,
Expiring 12/21/2011	282,400	443,711	453,821	10,110
British Pound,
Expiring 12/21/2011	423,600	665,813	680,732	14,919
British Pound,
Expiring 12/21/2011	469,500	726,307	754,494	28,187
British Pound,
Expiring 12/21/2011	469,500	725,743	754,494	28,751
British Pound,
Expiring 12/21/2011	274,770	429,185	441,560	12,375
British Pound,
Expiring 12/21/2011	393,120	607,973	631,750	23,777

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
British Pound,
Expiring 12/21/2011	236,600	365,691	380,220	14,529
British Pound,
Expiring 12/21/2011	98,280	151,945	157,937	5,992
British Pound,
Expiring 12/21/2011	52,380	80,561	84,175	3,614
British Pound,
Expiring 12/21/2011	90,210	138,821	144,969	6,148
British Pound,
Expiring 12/21/2011	148,410	228,505	238,497	9,992
British Pound,
Expiring 12/21/2011	296,000	455,026	475,677	20,651
British Pound,
Expiring 12/21/2011	74,000	113,854	118,919	5,065
British Pound,
Expiring 12/21/2011	684,000	1,078,852	1,099,199	20,347
British Pound,
Expiring 12/21/2011	915,000	1,434,848	1,470,420	35,572
British Pound,
Expiring 12/21/2011	121,000	189,802	194,449	4,647
British Pound,
Expiring 12/21/2011	209,000	328,085	335,866	7,781
British Pound,
Expiring 12/21/2011	110,000	172,916	176,771	3,855
British Pound,
Expiring 12/21/2011	110,000	173,279	176,771	3,492
Canadian Dollar,
Expiring 12/21/2011	1,808,000	1,829,181	1,811,692	(17,489)
Canadian Dollar,
Expiring 12/21/2011	955,663	969,360	957,615	(11,745)
Canadian Dollar,
Expiring 12/21/2011	1,481,430	1,509,507	1,484,455	(25,052)
Canadian Dollar,
Expiring 12/21/2011	597,770	607,093	598,991	(8,102)
Canadian Dollar,
Expiring 12/21/2011	94,000	93,938	94,191	253
Canadian Dollar,
Expiring 12/21/2011	652,800	640,610	654,133	13,523
Canadian Dollar,
Expiring 12/21/2011	210,200	205,038	210,629	5,591
Canadian Dollar,
Expiring 12/21/2011	1,523,200	1,491,417	1,526,310	34,893
Canadian Dollar,
Expiring 12/21/2011	591,090	569,991	592,297	22,306

36

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Canadian Dollar,
Expiring 12/21/2011	592,000	574,617	593,208	18,591
Canadian Dollar,
Expiring 12/21/2011	942,000	918,415	943,924	25,509
Canadian Dollar,
Expiring 12/21/2011	232,180	227,529	232,654	5,125
Canadian Dollar,
Expiring 12/21/2011	122,200	119,542	122,449	2,907
Canadian Dollar,
Expiring 12/21/2011	134,420	131,485	134,694	3,209
Canadian Dollar,
Expiring 12/21/2011	122,200	119,985	122,449	2,464
Euro,
Expiring 12/21/2011	452,795	628,388	626,271	(2,117)
Euro,
Expiring 12/21/2011	648,660	893,964	897,177	3,213
Euro,
Expiring 12/21/2011	261,740	360,573	362,019	1,446
Euro,
Expiring 12/21/2011	57,500	77,458	79,529	2,071
Euro,
Expiring 12/21/2011	57,500	77,590	79,529	1,939
Euro,
Expiring 12/21/2011	306,300	417,440	423,651	6,211
Euro,
Expiring 12/21/2011	714,700	972,035	988,518	16,483
Euro,
Expiring 12/21/2011	390,015	530,253	539,439	9,186
Euro,
Expiring 12/21/2011	572,985	777,959	792,509	14,550
Euro,
Expiring 12/21/2011	33,000	44,209	45,643	1,434
Euro,
Expiring 12/21/2011	132,000	176,764	182,572	5,808
Euro,
Expiring 12/21/2011	345,780	465,011	478,256	13,245
Euro,
Expiring 12/21/2011	403,000	550,147	557,399	7,252
Euro,
Expiring 12/21/2011	770,000	1,063,408	1,065,005	1,597
Euro,
Expiring 12/21/2011	420,000	578,762	580,912	2,150

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Euro,
Expiring 12/21/2011	280,000	385,735	387,275	1,540
Euro,
Expiring 12/21/2011	28,800	39,429	39,833	404
Euro,
Expiring 12/21/2011	54,720	74,852	75,684	832
Euro,
Expiring 12/21/2011	31,680	43,319	43,817	498
Euro,
Expiring 12/21/2011	28,800	39,542	39,834	292
Euro,
Expiring 12/21/2011	305,860	433,281	423,042	(10,239)
Euro,
Expiring 12/21/2011	67,140	95,067	92,862	(2,205)
Japanese Yen,
Expiring 12/21/2011	58,052,404	756,215	743,319	(12,896)
Japanese Yen,
Expiring 12/21/2011	86,102,685	1,124,158	1,102,483	(21,675)
Japanese Yen,
Expiring 12/21/2011	84,397,683	1,102,704	1,080,652	(22,052)
Japanese Yen,
Expiring 12/21/2011	19,504,277	254,794	249,738	(5,056)
Japanese Yen,
Expiring 12/21/2011	63,743,100	830,691	816,185	(14,506)
Japanese Yen,
Expiring 12/21/2011	25,720,900	334,958	329,338	(5,620)
Japanese Yen,
Expiring 12/21/2011	21,630,000	283,285	276,957	(6,328)
Japanese Yen,
Expiring 12/21/2011	32,445,000	425,313	415,435	(9,878)
Japanese Yen,
Expiring 12/21/2011	80,843,000	1,056,013	1,035,137	(20,876)
Japanese Yen,
Expiring 12/21/2011	34,647,000	452,492	443,630	(8,862)
Japanese Yen,
Expiring 12/21/2011	49,574,330	643,636	634,764	(8,872)
Japanese Yen,
Expiring 12/21/2011	34,583,610	451,042	442,818	(8,224)
Japanese Yen,
Expiring 12/21/2011	114,635,000	1,496,286	1,467,820	(28,466)
Japanese Yen,
Expiring 12/21/2011	49,487,600	642,946	633,653	(9,293)
Japanese Yen,
Expiring 12/21/2011	74,231,400	963,649	950,480	(13,169)

38

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Japanese Yen,
Expiring 12/21/2011	7,644,600	99,114	97,883	(1,231)
Japanese Yen,
Expiring 12/21/2011	43,319,400	561,066	554,674	(6,392)
Japanese Yen,
Expiring 12/21/2011	43,906,000	572,595	562,185	(10,410)
Japanese Yen,
Expiring 12/21/2011	10,768,000	140,263	137,877	(2,386)
Japanese Yen,
Expiring 12/21/2011	6,163,600	80,233	78,920	(1,313)
Japanese Yen,
Expiring 12/21/2011	6,779,960	88,342	86,812	(1,530)
Japanese Yen,
Expiring 12/21/2011	11,710,840	152,306	149,949	(2,357)
Japanese Yen,
Expiring 12/21/2011	6,163,600	80,223	78,920	(1,303)
Japanese Yen,
Expiring 12/21/2011	32,587,000	430,197	417,253	(12,944)
Japanese Yen,
Expiring 12/21/2011	13,219,220	174,683	169,262	(5,421)
Japanese Yen,
Expiring 12/21/2011	2,901,780	38,358	37,155	(1,203)
New Zealand Dollar,
Expiring 12/21/2011	1,620,450	1,321,898	1,305,717	(16,181)
New Zealand Dollar,
Expiring 12/21/2011	189,570	144,522	152,750	8,228
New Zealand Dollar,
Expiring 12/21/2011	429,000	334,276	345,677	11,401
New Zealand Dollar,
Expiring 12/21/2011	12,000	9,437	9,669	232
New Zealand Dollar,
Expiring 12/21/2011	244,800	195,866	197,253	1,387
New Zealand Dollar,
Expiring 12/21/2011	43,200	34,594	34,809	215
New Zealand Dollar,
Expiring 12/21/2011	164,000	129,675	132,147	2,472
New Zealand Dollar,
Expiring 12/21/2011	842,960	690,766	679,236	(11,530)
New Zealand Dollar,
Expiring 12/21/2011	185,040	151,836	149,100	(2,736)
Norwegian Krone,
Expiring 12/21/2011	2,916,532	522,002	522,330	328
Norwegian Krone,
Expiring 12/21/2011	1,572,630	280,716	281,646	930

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Norwegian Krone,
Expiring 12/21/2011	634,570	112,996	113,646	650
Norwegian Krone,
Expiring 12/21/2011	2,605,200	459,480	466,572	7,092
Norwegian Krone,
Expiring 12/21/2011	3,907,800	690,289	699,858	9,569
Norwegian Krone,
Expiring 12/21/2011	1,127,480	192,451	201,923	9,472
Norwegian Krone,
Expiring 12/21/2011	1,021,020	175,312	182,857	7,545
Norwegian Krone,
Expiring 12/21/2011	599,000	104,848	107,276	2,428
Norwegian Krone,
Expiring 12/21/2011	2,096,500	367,546	375,468	7,922
Norwegian Krone,
Expiring 12/21/2011	3,021,000	530,000	541,039	11,039
Norwegian Krone,
Expiring 12/21/2011	3,677,000	647,165	658,524	11,359
Norwegian Krone,
Expiring 12/21/2011	431,700	77,207	77,314	107
Norwegian Krone,
Expiring 12/21/2011	2,446,300	437,417	438,114	697
Norwegian Krone,
Expiring 12/21/2011	1,836,000	325,695	328,814	3,119
Swedish Krona,
Expiring 12/21/2011	3,557,149	532,694	544,278	11,584
Swedish Krona,
Expiring 12/21/2011	12,271,201	1,825,691	1,877,613	51,922
Swedish Krona,
Expiring 12/21/2011	4,842,775	733,320	740,991	7,671
Swedish Krona,
Expiring 12/21/2011	854,680	128,106	130,774	2,668
Swedish Krona,
Expiring 12/21/2011	2,118,120	318,543	324,093	5,550
Swedish Krona,
Expiring 12/21/2011	917,200	137,908	140,340	2,432
Swedish Krona,
Expiring 12/21/2011	1,375,800	206,660	210,510	3,850
Swedish Krona,
Expiring 12/21/2011	992,400	147,012	151,846	4,834
Swedish Krona,
Expiring 12/21/2011	2,315,600	341,987	354,309	12,322
Swedish Krona,
Expiring 12/21/2011	6,275,690	916,765	960,241	43,476

40

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Swedish Krona,
Expiring 12/21/2011	1,770,660	256,468	270,928	14,460
Swedish Krona,
Expiring 12/21/2011	1,065,675	154,447	163,058	8,611
Swedish Krona,
Expiring 12/21/2011	442,665	64,004	67,732	3,728
Swedish Krona,
Expiring 12/21/2011	432,800	63,076	66,222	3,146
Swedish Krona,
Expiring 12/21/2011	1,731,200	251,873	264,890	13,017
Swedish Krona,
Expiring 12/21/2011	2,639,760	388,242	403,909	15,667
Swedish Krona,
Expiring 12/21/2011	1,088,150	163,268	166,497	3,229
Swedish Krona,
Expiring 12/21/2011	310,900	46,622	47,571	949
Swedish Krona,
Expiring 12/21/2011	2,134,000	335,957	326,523	(9,434)
Swiss Franc,
Expiring 12/21/2011	500,189	572,298	570,333	(1,965)
Swiss Franc,
Expiring 12/21/2011	21,850	24,747	24,914	167
Swiss Franc,
Expiring 12/21/2011	124,800	139,889	142,301	2,412
Swiss Franc,
Expiring 12/21/2011	291,200	325,384	332,036	6,652
Swiss Franc,
Expiring 12/21/2011	363,520	402,488	414,498	12,010
Sales:		Proceeds ($)
Australian Dollar,
Expiring 12/21/2011	1,181,000	1,203,711	1,236,820	(33,109)
Australian Dollar,
Expiring 12/21/2011	1,207,318	1,220,501	1,264,381	(43,880)
Australian Dollar,
Expiring 12/21/2011	1,082,446	1,105,447	1,133,607	(28,160)
Australian Dollar,
Expiring 12/21/2011	95,450	97,921	99,961	(2,040)
Australian Dollar,
Expiring 12/21/2011	236,550	242,345	247,730	(5,385)
Australian Dollar,
Expiring 12/21/2011	132,300	123,821	138,553	(14,732)
Australian Dollar,
Expiring 12/21/2011	227,850	213,274	238,619	(25,345)

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Australian Dollar,
Expiring 12/21/2011	374,850	350,604	392,567	(41,963)
Australian Dollar,
Expiring 12/21/2011	279,000	283,190	292,186	(8,996)
British Pound,
Expiring 12/21/2011	347,320	548,474	558,149	(9,675)
British Pound,
Expiring 12/21/2011	268,870	424,287	432,079	(7,792)
British Pound,
Expiring 12/21/2011	666,330	1,051,122	1,070,803	(19,681)
British Pound,
Expiring 12/21/2011	188,000	293,177	302,119	(8,942)
British Pound,
Expiring 12/21/2011	894,400	1,373,513	1,437,315	(63,802)
British Pound,
Expiring 12/21/2011	52,200	81,243	83,886	(2,643)
British Pound,
Expiring 12/21/2011	694,400	1,084,194	1,115,912	(31,718)
British Pound,
Expiring 12/21/2011	297,600	466,805	478,248	(11,443)
British Pound,
Expiring 12/21/2011	338,580	529,592	544,104	(14,512)
British Pound,
Expiring 12/21/2011	497,420	775,428	799,362	(23,934)
British Pound,
Expiring 12/21/2011	130,560	203,343	209,812	(6,469)
British Pound,
Expiring 12/21/2011	130,000	203,585	208,912	(5,327)
British Pound,
Expiring 12/21/2011	455,000	712,540	731,193	(18,653)
British Pound,
Expiring 12/21/2011	1,140,000	1,776,177	1,831,999	(55,822)
British Pound,
Expiring 12/21/2011	1,091,000	1,718,815	1,753,255	(34,440)
British Pound,
Expiring 12/21/2011	187,000	293,489	300,512	(7,023)
British Pound,
Expiring 12/21/2011	94,350	149,114	151,622	(2,508)
British Pound,
Expiring 12/21/2011	16,650	26,312	26,757	(445)
British Pound,
Expiring 12/21/2011	502,660	810,132	807,783	2,349
British Pound,
Expiring 12/21/2011	110,340	177,802	177,318	484

42

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Canadian Dollar
Expiring 12/21/2011	325,415	327,603	326,080	1,523
Canadian Dollar
Expiring 12/21/2011	288,600	290,091	289,189	902
Canadian Dollar
Expiring 12/21/2011	192,400	193,542	192,793	749
Canadian Dollar
Expiring 12/21/2011	2,091,000	2,024,058	2,095,270	(71,212)
Canadian Dollar
Expiring 12/21/2011	1,271,500	1,236,302	1,274,096	(37,794)
Canadian Dollar
Expiring 12/21/2011	1,271,500	1,230,595	1,274,097	(43,502)
Canadian Dollar
Expiring 12/21/2011	511,910	491,644	512,955	(21,311)
Canadian Dollar
Expiring 12/21/2011	193,860	184,573	194,255	(9,682)
Canadian Dollar
Expiring 12/21/2011	116,675	111,230	116,913	(5,683)
Canadian Dollar
Expiring 12/21/2011	48,465	46,027	48,564	(2,537)
Canadian Dollar
Expiring 12/21/2011	185,640	174,465	186,019	(11,554)
Canadian Dollar
Expiring 12/21/2011	42,800	40,540	42,887	(2,347)
Canadian Dollar
Expiring 12/21/2011	385,200	364,641	385,986	(21,345)
Canadian Dollar
Expiring 12/21/2011	112,840	106,149	113,070	(6,921)
Canadian Dollar
Expiring 12/21/2011	65,520	61,658	65,653	(3,995)
Canadian Dollar
Expiring 12/21/2011	423,300	416,687	424,164	(7,477)
Canadian Dollar
Expiring 12/21/2011	74,700	73,625	74,852	(1,227)
Canadian Dollar
Expiring 12/21/2011	240,000	235,546	240,490	(4,944)
Euro,
Expiring 12/21/2011	1,466,108	2,011,427	2,027,809	(16,382)
Euro,
Expiring 12/21/2011	3,529,146	4,834,259	4,881,246	(46,987)
Euro,
Expiring 12/21/2011	349,200	478,474	482,987	(4,513)
Euro,
Expiring 12/21/2011	523,800	715,521	724,480	(8,959)

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Euro,
Expiring 12/21/2011	828,000	1,132,911	1,145,227	(12,316)
Euro,
Expiring 12/21/2011	1,020,000	1,371,255	1,410,786	(39,531)
Euro,
Expiring 12/21/2011	854,840	1,149,007	1,182,349	(33,342)
Euro,
Expiring 12/21/2011	144,300	191,308	199,584	(8,276)
Euro,
Expiring 12/21/2011	59,940	79,359	82,904	(3,545)
Euro,
Expiring 12/21/2011	239,760	318,151	331,617	(13,466)
Euro,
Expiring 12/21/2011	36,300	50,298	50,207	91
Euro,
Expiring 12/21/2011	205,700	284,863	284,508	355
Euro,
Expiring 12/21/2011	656,000	902,308	907,329	(5,021)
Euro,
Expiring 12/21/2011	545,000	747,854	753,802	(5,948)
Euro,
Expiring 12/21/2011	204,000	289,529	282,157	7,372
Japanese Yen,
Expiring 12/21/2011	11,330,000	148,414	145,072	3,342
Japanese Yen,
Expiring 12/21/2011	106,678,000	1,398,716	1,365,936	32,780
Japanese Yen,
Expiring 12/21/2011	112,576,500	1,475,635	1,441,462	34,173
Japanese Yen,
Expiring 12/21/2011	112,576,500	1,468,019	1,441,462	26,557
Japanese Yen,
Expiring 12/21/2011	8,351,910	109,118	106,940	2,178
Japanese Yen,
Expiring 12/21/2011	20,106,450	262,446	257,448	4,998
Japanese Yen,
Expiring 12/21/2011	33,407,640	436,330	427,761	8,569
Japanese Yen,
Expiring 12/21/2011	34,005,270	443,762	435,413	8,349
Japanese Yen,
Expiring 12/21/2011	41,828,400	546,184	535,583	10,601
Japanese Yen,
Expiring 12/21/2011	4,647,600	60,668	59,509	1,159
Japanese Yen,
Expiring 12/21/2011	20,669,870	269,258	264,663	4,595

44

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Japanese Yen,
Expiring 12/21/2011	12,001,860	156,355	153,675	2,680
New Zealand Dollar,
Expiring 12/21/2011	354,245	289,761	285,441	4,320
New Zealand Dollar,
Expiring 12/21/2011	586,530	482,855	472,611	10,244
New Zealand Dollar,
Expiring 12/21/2011	236,670	195,214	190,703	4,511
New Zealand Dollar,
Expiring 12/21/2011	436,400	357,544	351,640	5,904
New Zealand Dollar,
Expiring 12/21/2011	654,600	534,867	527,460	7,407
New Zealand Dollar,
Expiring 12/21/2011	599,500	461,746	483,061	(21,315)
New Zealand Dollar,
Expiring 12/21/2011	599,500	464,558	483,061	(18,503)
New Zealand Dollar,
Expiring 12/21/2011	312,300	246,163	251,643	(5,480)
New Zealand Dollar,
Expiring 12/21/2011	728,700	571,934	587,167	(15,233)
New Zealand Dollar,
Expiring 12/21/2011	120,960	91,289	97,466	(6,177)
New Zealand Dollar,
Expiring 12/21/2011	72,800	55,041	58,660	(3,619)
New Zealand Dollar,
Expiring 12/21/2011	30,240	22,661	24,366	(1,705)
New Zealand Dollar,
Expiring 12/21/2011	498,400	380,239	401,598	(21,359)
New Zealand Dollar,
Expiring 12/21/2011	124,600	95,024	100,399	(5,375)
New Zealand Dollar,
Expiring 12/21/2011	491,130	377,305	395,740	(18,435)
New Zealand Dollar,
Expiring 12/21/2011	40,600	31,946	32,714	(768)
New Zealand Dollar,
Expiring 12/21/2011	77,140	60,691	62,157	(1,466)
New Zealand Dollar,
Expiring 12/21/2011	44,660	35,081	35,986	(905)
New Zealand Dollar,
Expiring 12/21/2011	40,600	32,091	32,714	(623)
Norwegian Krone,
Expiring 12/21/2011	15,074,275	2,644,377	2,699,693	(55,316)
Norwegian Krone,
Expiring 12/21/2011	2,203,200	383,566	394,577	(11,011)

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Norwegian Krone,
Expiring 12/21/2011	5,140,800	889,334	920,680	(31,346)
Norwegian Krone,
Expiring 12/21/2011	549,400	97,058	98,393	(1,335)
Norwegian Krone,
Expiring 12/21/2011	604,340	106,867	108,232	(1,365)
Norwegian Krone,
Expiring 12/21/2011	1,043,860	184,915	186,947	(2,032)
Norwegian Krone,
Expiring 12/21/2011	549,400	97,395	98,393	(998)
Norwegian Krone,
Expiring 12/21/2011	1,051,240	193,294	188,269	5,025
Norwegian Krone,
Expiring 12/21/2011	230,760	42,385	41,327	1,058
Swedish Krona,
Expiring 12/21/2011	3,550,500	515,888	543,261	(27,373)
Swedish Krona,
Expiring 12/21/2011	3,550,500	510,489	543,261	(32,772)
Swedish Krona,
Expiring 12/21/2011	6,103,000	909,308	933,818	(24,510)
Swedish Krona,
Expiring 12/21/2011	650,400	98,259	99,517	(1,258)
Swedish Krona,
Expiring 12/21/2011	3,685,600	557,705	563,932	(6,227)
Swedish Krona,
Expiring 12/21/2011	3,754,780	588,197	574,518	13,679
Swedish Krona,
Expiring 12/21/2011	824,220	128,915	126,113	2,802
Swiss Franc,
Expiring 12/21/2011	98,016	113,002	111,761	1,241
Swiss Franc,
Expiring 12/21/2011	35,420	40,572	40,387	185
Swiss Franc,
Expiring 12/21/2011	87,780	100,410	100,089	321
Swiss Franc,
Expiring 12/21/2011	52,500	58,124	59,862	(1,738)
Swiss Franc,
Expiring 12/21/2011	52,500	58,059	59,862	(1,803)
Swiss Franc,
Expiring 12/21/2011	158,100	171,765	180,271	(8,506)

46

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Swiss Franc,
Expiring 12/21/2011	251,000	277,974	286,199	(8,225)
Swiss Franc,
Expiring 12/21/2011	212,500	238,002	242,300	(4,298)
Swiss Franc,
Expiring 12/21/2011	37,500	42,009	42,758	(749)
Swiss Franc,
Expiring 12/21/2011	69,540	77,429	79,292	(1,863)
Swiss Franc,
Expiring 12/21/2011	36,600	40,744	41,732	(988)
Swiss Franc,
Expiring 12/21/2011	40,260	44,820	45,905	(1,085)
Swiss Franc,
Expiring 12/21/2011	36,600	40,868	41,732	(864)
Gross Unrealized
Appreciation				1,506,015
Gross Unrealized
Depreciation				(1,685,939)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Equity futures contracts	9,636,901
Interest rate futures contracts	17,740,725
Equity options contracts	8,905
Interest rate options contracts	1,181,066
Forward contracts	49,991,473

At October 31, 2011, the cost of investments for federal income tax purposes was $24,636,147; accordingly, accumulated net unrealized depreciation on investments was $14,312, consisting of $4,365 gross unrealized appreciation and $18,677 gross unrealized depreciation.

The Fund 47

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Absolute Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Global Absolute Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Absolute Return Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2011

48

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 71.97% of ordinary income dividends paid during the fiscal year ended October 31, 2011 as qualifying “interest related dividends.” Also for state individual income tax purposes, the fund hereby designates 72.95% of the ordinary income dividends paid during its fiscal year ended October 31, 2011 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia. Also, the fund hereby designates $.0809 per share as a short-term capital gain distribution paid and also designates $.6437 per share as a long-term capital gain distribution paid on December 27, 2010.

The Fund 49

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

50

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, ColumbiaUniversity (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund 51

OFFICERS OF THE FUND (Unaudited)

52

The Fund 53

OFFICERS OF THE FUND (Unaudited) (continued)

54

NOTES

Dreyfus
Global Dynamic
Bond Fund

ANNUAL REPORT October 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Board Members Information
43	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Dynamic
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this report for Dreyfus Global Dynamic Bond Fund, covering from the fund’s inception on March 25, 2011, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery during the final months of 2010, but sentiment deteriorated sharply in 2011 due to disappointing global economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. International bond markets proved sensitive to these macroeconomic developments, as increasingly risk-averse investors flocked to traditional “safe havens,” such as U.S.Treasury securities and other high-quality developed nation sovereign debt. In contrast, bonds in emerging markets generally suffered, seemingly regardless of underlying credit fundamentals.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector, potentially supporting a renewed rally among corporate-backed bonds.To assess the impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from the fund’s inception on March 25, 2011, through October 31, 2011, as provided by Paul Brain, Howard Cunningham and Jonathan Day, Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the period between the fund’s inception on March 25, 2011, and the end of its fiscal year on October 31, 2011, Dreyfus Global Dynamic Bond Fund’s Class A shares produced a total return of 0.89%, Class C shares returned 0.38% and Class I shares returned 1.03%.1 In comparison, the fund’s performance baseline benchmark, the U.S. $ 1-Month London Interbank Offered Rate (LIBOR), and its broad-based securities market index, the Citibank 30-Day Treasury Bill Index, produced total returns of 0.13% and 0.03%, respectively, from March 31, 2011, through October 31, 2011.2,3

Higher yielding bonds generally rallied into the first quarter of 2011 as a global economic recovery gained traction, but renewed macroeconomic concerns later caused more volatile assets to give back their previous gains while some sovereign bonds gained value.The fund generally produced a positive return in absolute terms, and a superior performance versus the baseline and broad-based benchmarks, primarily due to an emphasis on traditional safe havens among sovereign bonds.

The Fund’s Investment Approach

The fund seeks total return consisting of income and capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets, including developed and emerging capital markets. We employ a dynamic, unconstrained approach in allocating the fund’s assets among government bonds, emerging market sovereign debt, investment grade and high yield corporate instruments and currencies. We combine a top-down approach, emphasizing global economic trends and current investment themes, with bottom-up security selection based on fundamental research to allocate the fund’s investments. In choosing investments, we consider key trends in global economic variables; investment themes; relative valuations of debt securities and cash; long-term trends in currency movements; and company fundamentals.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Shifting Sentiment Sparked Heightened Market Volatility

An economic recovery in most global markets had supported corporate and emerging market government bonds through much of the first half of 2011, while ‘core’ sovereign bonds generally declined in value. However, investor sentiment began to deteriorate in May when Greece appeared headed for default and pressures mounted on the banking systems of other European nations. In addition, U.S. economic data proved more disappointing than expected, and China imposed tighter monetary policies in an effort to fight inflationary pressures.

Consequently, newly risk-averse investors shifted their focus from relatively speculative markets and assets to sovereign bonds from nations that historically have been considered safe havens during uncertain economic conditions.The flight to quality also lifted currencies in traditional safe havens, including the U.S. dollar and Japanese yen, while many European and emerging-market currencies struggled. Market volatility was particularly severe in August and September, amid investors’ fears of deteriorating global growth, and the absence of a resolution to the euro-zone’s debt crisis.The resulting flight to quality benefited U.S.Treasury securities ironically after a major credit-rating agency downgraded its assessment of long-term U.S. government securities. In October, riskier securities rebounded strongly and sovereign bonds moderated when some macroeconomic worries seemed to ease.

Cautious Approach in a Turbulent Market Environment

The rally among sub-investment grade securities supported the fund’s performance in the weeks after its launch, as did underweighted exposure to the U.S. dollar in favor of those currencies of faster-growing nations, including the Mexican peso, Swedish krona and South Korean won.Yet, we recognized the risks developing in the global economy, and we maintained a higher-than-usual cash position and generally light exposure to riskier debt securities.

As the debt crisis in Europe intensified, we reduced the fund’s holdings of high yield corporate bonds and established a more defensive investment posture through sovereign bonds from traditional safe haven issuers, such as German Bunds, U.S. Treasuries and U.K. Gilts. These positions fared well as the likelihood of rising interest rates waned.We also shifted our focus in currency markets, reducing exposure to commodity-linked currencies, such as the Mexican peso, and increasing the fund’s position in the strengthening Japanese yen.We also increased the fund’s exposure to the U.S. dollar, reduced its positions in the Canadian dollar and Norwegian krone, and maintained a short position in the euro.We employed futures contracts to manage the risk of interest-rate rises earlier in the reporting period, but these were sold as the macro economic outlook deteriorated.

4

We locked in profits in certain sovereign bonds in October as economic fears moderated, redeploying those assets to investment grade corporate bonds and emerging-market sovereign securities that had reached more attractive valuations.

Staying Defensive in Uncertain Markets

As of the reporting period’s end, the fund generally remained defensively positioned with an emphasis on sovereign bonds in the United States, United Kingdom and the core of Europe.We also held bonds in markets where we expect interest rates to fall, such as Norway, New Zealand, Canada and certain emerging markets. Corporate bond positions focused primarily on non-financial companies with strong balance sheets and attractive bond yields relative to government securities. In our judgment, these are prudent strategies until market volatility subsides and the global economy’s direction becomes clearer.

November 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for Class A, Class C and Class I shares reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the returns for Class A, C and I shares would have been lower.
2	SOURCE: LIPPER INC. – Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Citigroup 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index. For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.
3	SOURCE: BLOOMBERG – London Interbank Offered Rate (LIBOR).The rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market. LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate.The London Interbank Offered Rate is fixed each morning at 11
a.m. London time, by the British Bankers’ Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association, the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix, Eurodollar Libor is calculated on an ACT/360 day count basis and settlement is for two days hence. For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Global Dynamic Bond Fund on 3/25/11 (inception date) to a $10,000 investment made in the Citibank 30-day Treasury Bill Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C shares and all other applicable fees and expenses on all classes.The Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Expense section of the prospectus and elsewhere in this report.

6

Actual Aggregate Total Returns as of 10/31/11

	Inception	From
	Date	Inception
Class A shares
with maximum sales charge (4.5%)	3/25/11	–3.66%
without sales charge	3/25/11	0.89%
Class C shares
with applicable redemption charge †	3/25/11	–0.62%
without redemption	3/25/11	0.38%
Class I shares	3/25/11	1.03%
Citibank 30-Day Treasury Bill Index	3/31/11	0.03%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Dynamic Bond Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.55	$9.31	$4.29
Ending value (after expenses)	$1,001.70	$997.40	$1,003.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.60	$9.40	$4.33
Ending value (after expenses)	$1,019.66	$1,015.88	$1,020.92

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2011

		Coupon	Maturity	Principal
Bonds and Notes—85.5%		Rate (%)	Date	Amount ($)[a]		Value ($)
Agricultural—3.0%
Altria Group,
Gtd. Notes		9.95	11/10/38	56,000		85,340
BAT International Finance,
Gtd. Notes		8.13	11/15/13	72,000		81,221
China Green Holdings,
Gtd. Bonds	CNY	3.00	4/12/13	200,000		16,498
Imperial Tobacco Finance,
Gtd. Notes	GBP	8.13	3/15/24	50,000		102,730
						285,789
Auto Parts & Equipment—.7%
Conti-Gummi Finance,
Gtd. Bonds	EUR	7.13	10/15/18	50,000		69,358
Banks—9.5%
Allied Irish Banks,
Gtd. Notes	EUR	3.25	2/4/13	50,000		61,424
Bank Nederlandse Gemeenten,
Sr. Unscd. Notes		0.40	5/3/13	100,000	[b]	100,052
Bank of England Euro Note,
Bonds		1.38	3/7/14	95,000		96,508
BNP Paribas
Jr. Sub. Bonds	GBP	5.95	4/29/49	50,000	[b]	57,482
Co-Operative Bank,
Sub. Notes	GBP	5.75	12/2/24	50,000	[b]	59,105
Duesseldorfer
Hypothekenbank,
Gtd. Bonds	EUR	1.88	12/13/13	100,000		139,559
Intesa Sanpaolo,
Sub. Notes	GBP	5.50	12/19/16	50,000	[b]	76,597
Royal Bank of Scotland,
Sr. Unscd. Notes	AUD	6.82	3/10/14	100,000	[b]	101,046
Suncorp-Metway,
Gtd. Notes	GBP	4.00	1/16/14	85,000		145,418
US Bank,
Sub. Notes	EUR	4.38	2/28/17	50,000	[b]	64,688
						901,879
Building Materials—.6%
Cemex Finance,
Sr. Scd. Notes	EUR	9.63	12/14/17	50,000		57,769

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Chemicals—.6%
Ineos Group Holdings,
Gtd. Notes	EUR	7.88	2/15/16	50,000		56,040
Diversified Financial
Services—9.9%
Arsenal Securities,
Scd. Bonds, Ser. A1	GBP	5.14	9/1/29	42,195		64,366
Carlsberg Finance,
Gtd. Notes	GBP	6.63	12/12/11	48,000		77,559
Experian Finance,
Gtd. Notes	GBP	5.63	12/12/13	20,000		34,275
F&C Commercial
Property Finance,
Sr. Scd. Notes	GBP	5.23	6/30/17	50,000	[b]	82,709
Hutchison Ports Finance,
Gtd. Bonds	GBP	6.75	12/7/15	30,000		55,249
ICAP Group Holdings,
Sr. Unscd. Notes	EUR	7.50	7/28/14	50,000		71,344
John Lewis,
Sr. Unscd. Bonds	GBP	6.13	1/21/25	50,000		84,591
John Lewis,
Sr. Notes	GBP	6.38	1/30/12	60,000		97,499
Juneau Investments,
Sr. Scd. Notes	GBP	5.90	2/22/21	30,000		42,148
Reed Elsevier Investments,
Gtd	GBP	7.00	12/11/17	50,000		95,298
Sceptre Funding No. 1,
Sr. Scd. Bonds	GBP	5.25	2/9/27	47,798		83,707
SLM Student Loans,
Asset-Backed Notes	GBP	5.15	12/15/39	100,000		152,282
						941,027
Electric Utilities—1.6%
EDF,
Sr. Unscd. Notes		4.60	1/27/20	70,000		74,689
SSE,
Sub. Notes	GBP	5.45	10/29/49	50,000	[b]	78,787
						153,476

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Entertainment—1.1%
Lottomatica,
Jr. Sub. Bonds	EUR	8.25	3/31/66	50,000	[b]	61,229
Travelport,
Gtd. Notes		9.88	9/1/14	60,000		42,300
						103,529
Food & Beverages—2.3%
British Sugar,
Gtd. Debs	GBP	10.75	7/2/13	31,000		55,250
Campofrio Food Group,
Gtd. Notes	EUR	8.25	10/31/16	50,000		71,261
CEDC Finance Corp.
International,
Sr. Scd. Notes	EUR	8.88	12/1/16	50,000		51,543
Tate & Lyle
International Finance,
Gtd. Notes	GBP	6.50	6/28/12	25,000		41,261
						219,315
Foreign/Governmental—34.2%
Argentina Government,
Bonds, Ser. VII		7.00	9/12/13	50,000		49,125
Brazilian Government,
Sr. Unscd. Bonds		7.13	1/20/37	140,000		187,950
Bulgarian Government,
Sr. Unscd. Bonds		8.25	1/15/15	20,000		22,820
Canada Housing Trust No. 1,
Govt. Gtd. Bonds	CAD	3.80	6/15/21	85,000	[c]	92,400
Canadian Government,
Bonds	CAD	2.00	6/1/16	330,000		338,413
Croatian Government,
Sr. Unscd. Notes		6.63	7/14/20	100,000		99,125
Czech Republic
Government, Bonds,
Ser. 51	CZK	4.00	4/11/17	4,660,000		278,172
European Bank for
Reconstruction &
Development, Notes	NOK	4.00	5/11/17	180,000		33,518

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/Governmental
(continued)
Icelandic Government,
Sr. Notes	EUR	3.75	12/1/11	50,000		69,695
Indonesian Government,
Sr. Unscd. Bonds		6.63	2/17/37	100,000		121,750
Malaysian Government,
Bonds, Ser. 111	MYR	4.16	7/15/21	280,000		94,397
Mexican Government,
Bonds, Ser. M10	MXN	7.75	12/14/17	700,000		59,232
Mexican Government,
Bonds, Ser. M10	MXN	8.50	12/13/18	1,840,000		161,121
New South Wales Treasury,
Gtd. Bonds, Ser. CIB1	AUD	2.75	11/20/25	170,000	[d]	202,729
New Zealand Government,
Sr. Unscd. Bonds, Ser. 1217	NZD	6.00	12/15/17	265,000		236,648
New Zealand Government,
Sr. Unscd. Bonds, Ser. 413	NZD	6.50	4/15/13	255,000		217,087
Norwegian Government,
Bonds, Ser 473	NOK	4.50	5/22/19	554,000		112,505
Polish Government,
Bonds, Ser. 0922	PLN	5.75	9/23/22	660,000		208,415
Romanian Government ,
Sr. Unscd. Bonds	EUR	5.00	3/18/15	30,000		41,096
South African Government,
Bonds, Ser. R203	ZAR	8.25	9/15/17	1,570,000		206,731
Sri Lankan Government,
Notes		7.40	1/22/15	100,000		109,250
United Kingdom Gilt,
Bonds	GBP	1.25	11/22/17	107,000	[e]	240,417
Venezuelan Government,
Sr. Unscd. Notes		10.75	9/19/13	50,000		50,125
						3,232,721
Health Care—.7%
Catalent Pharma Solutions,
Gtd. Notes	EUR	9.75	4/15/17	50,000		65,034

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial—.7%
BAA Funding,
Sr. Scd. Bonds	EUR	4.60	2/15/18	50,000		69,216
Insurance—.8%
Prudential,
Jr. Sub. Notes		11.75	12/29/49	65,000	[b]	72,842
Media—1.5%
Unitymedia NRW,
Sr. Scd. Notes	EUR	8.13	12/1/17	50,000		72,298
Ziggo Bond,
Sr. Scd. Notes	EUR	8.00	5/15/18	50,000		70,742
						143,040
Mining—1.0%
Anglo American Capital,
Gtd. Notes	GBP	6.88	5/1/18	50,000		91,407
Oil & Gas—1.5%
BP Capital Markets,
Gtd. Notes	EUR	4.50	11/8/12	50,000		71,131
Petrobras
International Finance,
Gtd. Notes		7.88	3/15/19	60,000		72,652
						143,783
Packaging &
Containers—.7%
Ardagh Glass Finance,
Gtd. Bonds	EUR	7.13	6/15/17	50,000		63,477
Real Estate—.9%
Tesco Property Finance 3,
Mortgage Backed Bonds	GBP	5.74	4/13/40	49,852		85,128
Retail—1.3%
Edcon Proprietary,
Sr. Scd. Notes	EUR	4.78	6/15/14	50,000	[b]	59,153
Enterprise Inns,
Sr. Scd. Bonds	GBP	6.50	12/6/18	50,000		58,489
						117,642

The Fund 13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications—4.8%
British Telecommunications,
Sr. Unscd. Notes	EUR	5.25	1/22/13	100,000	[b]	143,620
Cable & Wireless
Communications,
Sr. Unscd. Bonds	GBP	8.75	8/6/12	20,000		32,882
Cable & Wireless International
Fin, Gtd. Bonds	GBP	8.63	3/25/19	40,000		59,492
Clearwire Communications,
Sr. Scd. Notes		12.00	12/1/15	65,000		55,900
Satmex Escrow,
Sr. Scd. Notes		9.50	5/15/17	16,000		16,480
Telefonica Emisiones,
Gtd. Notes		5.13	4/27/20	75,000		74,663
Wind Acquisition Finance,
Gtd. Notes	EUR	11.75	7/15/17	50,000		69,185
						452,222
U.S. Government
Securities—8.1%
U.S. Treasury Bonds
4.75%, 2/15/41				423,000		549,966
U.S. Treasury Notes
0.38%, 6/30/13				220,000		220,567
						770,533
Total Bonds and Notes
(cost $8,152,539)						8,095,227

Common Stocks—3.6%				Shares		Value ($)
Exchange Traded Funds
iShares iBoxx High Yield
Corporate Bond Fund
(cost $349,836)				3,800		339,264

14

Other Investment—4.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $416,749)	416,749 [f]	416,749

Total Investments (cost $8,919,124)	93.5%	8,851,240
Cash and Receivables (Net)	6.5%	611,642
Net Assets	100.0%	9,462,882

a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
CAD—Canadian Dollar
CNY—ChineseYuan Renminbi
CZK—Czech Republic Koruna
EUR—Euro
GBP—British Pound
MXN—Mexican New Peso
MYR—Malaysian Ringgit
NOK—Norwegian Krone
NZD—New Zealand Dollar
PLN—Polish Zloty
ZAR—South African Rand
b Variable rate security—interest rate subject to periodic change.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2011, these securities were valued at $92,400 or 1.0% of net assets.
d Principal amount for accrual purposes is periodically adjusted based on changes in the Australian Consumer Price Index.
e Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	43.2	Money Market Investments	4.4
Foreign/Governmental	34.2	Common Stocks	3.6
U.S. Government & Agencies	8.1		93.5

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	8,502,375	8,434,491
Affiliated issuers	416,749	416,749
Cash denominated in foreign currencies	316,147	320,730
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		231,677
Receivable for investment securities sold		165,030
Interest and dividends receivable		158,352
Prepaid expenses		38,256
		9,765,285
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		13,066
Payable for investment securities purchased		162,499
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		79,892
Accrued expenses		46,946
		302,403
Net Assets ($)		9,462,882
Composition of Net Assets ($):
Paid-in capital		9,390,756
Accumulated undistributed investment income—net		44,674
Accumulated net realized gain (loss) on investments		(59,697)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		87,149
Net Assets ($)		9,462,882

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	535,574	541,634	8,385,674
Shares Outstanding	42,583	43,179	666,300
Net Asset Value Per Share ($)	12.58	12.54	12.59

See notes to financial statements.

16

STATEMENT OF OPERATIONS

From March 25, 2011 (commencement of operations) to October 31, 2011

Investment Income ($):
Income:
Interest	130,290
Dividends;
Unaffiliated issuers	16,605
Affiliated issuers	1,072
Total Income	147,967
Expenses:
Management fee—Note 3(a)	27,939
Auditing fees	46,963
Legal fees	38,553
Registration fees	37,400
Custodian fees—Note 3(c)	11,161
Prospectus and shareholders’ reports	3,303
Distribution fees—Note 3(b)	2,433
Shareholder servicing costs—Note 3(c)	2,037
Directors’ fees and expenses—Note 3(d)	1,025
Loan commitment fees—Note 2	19
Miscellaneous	11,235
Total Expenses	182,068
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(138,446)
Net Expenses	43,622
Investment Income—Net	104,345
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(100,201)
Net realized gain (loss) on options transactions	(3,991)
Net realized gain (loss) on financial futures	(44,313)
Net realized gain (loss) on forward foreign currency exchange contracts	43,114
Net Realized Gain (Loss)	(105,391)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(64,636)
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	151,785
Net Unrealized Appreciation (Depreciation)	87,149
Net Realized and Unrealized Gain (Loss) on Investments	(18,242)
Net Increase in Net Assets Resulting from Operations	86,103

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

From March 25, 2011 (commencement of operations) to October 31, 2011

Operations ($):
Investment income—net	104,345
Net realized gain (loss) on investments	(105,391)
Net unrealized appreciation (depreciation) on investments	87,149
Net Increase (Decrease) in Net Assets
Resulting from Operations	86,103
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,287)
Class C Shares	(302)
Class I Shares	(18,798)
Total Dividends	(20,387)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	533,469
Class C Shares	563,287
Class I Shares	8,325,000
Dividends reinvested:
Class A Shares	47
Class C Shares	22
Class I Shares	78
Cost of shares redeemed:
Class A Shares	(1,297)
Class C Shares	(23,440)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	9,397,166
Total Increase (Decrease) in Net Assets	9,462,882
Net Assets ($):
Beginning of Period	—
End of Period	9,462,882
Undistributed investment income—net	44,674

18

Capital Share Transactions:
Class A
Shares sold	42,683
Shares issued for dividends reinvested	4
Shares redeemed	(104)
Net Increase (Decrease) in Shares Outstanding	42,583
Class C
Shares sold	45,049
Shares issued for dividends reinvested	2
Shares redeemed	(1,872)
Net Increase (Decrease) in Shares Outstanding	43,179
Class I
Shares sold	666,294
Shares issued for dividends reinvested	6
Net Increase (Decrease) in Shares Outstanding	666,300

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from March 25, 2011 (commencement of operations) to October 31, 2011.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income—net[a]	.15	.10	.18
Net realized and unrealized
gain (loss) on investments	(.04)	(.05)	(.05)
Total from Investment Operations	.11	.05	.13
Distributions:
Dividends from investment income—net	(.03)	(.01)	(.04)
Net asset value, end of period	12.58	12.54	12.59
Total Return (%)[b]	.89 [c]	.38 [c]	1.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	4.26	4.98	3.80
Ratio of net expenses to average net assets[d]	1.10	1.85	.85
Ratio of net investment income
to average net assets[d]	2.04	1.30	2.33
Portfolio Turnover Rate[b]	127.38	127.38	127.38
Net Assets, end of period ($ x 1,000)	536	542	8,386

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Exclusive of sales charge.
d	Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Dynamic Bond Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund, which commenced operations on March 25, 2011.The fund’s investment objective seeks total return (consisting of income and capital appreciation).The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2011, MBC Investment Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A, 40,000 Class C and 480,000 Class I shares of the fund.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills), financial futures, options, and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

24

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	4,091,973	—	4,091,973
Foreign Government	—	3,232,721	—	3,232,721
Mutual Funds/Exchange
Traded Funds	756,013	—	—	756,013
U.S. Treasury	—	770,533	—	770,533
Other Financial
Instruments:
Forward Foreign Currency
Exchange Contracts††	—	231,677	—	231,677
Liabilities ($)
Other Financial
Instruments:
Forward Foreign Currency
Exchange Contracts††	—	(79,892)	—	(79,892)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

26

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	3/25/2011	($)	Purchases ($)	Sales ($)	10/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		13,207,716	12,790,967	416,749		4.4

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax year for the period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $199,335, undistributed capital gains $1,461 and unrealized depreciation $128,670.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, amortization of premiums and fund start-up costs, the fund decreased accumulated undistributed investment income-net by $39,284, increased accumulated net realized gain (loss) on investments by $45,694 and decreased paid-in capital by $6,410. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment

28

fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Dreyfus has contractually agreed, until March 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .85% of the value of the fund’s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $138,446 during the period ended October 31, 2011.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual rate of .29% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2011, Class C shares were charged $2,433 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, Class A and Class C shares were charged $779 and $811, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2011, the fund was charged $330 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2011, the fund was charged $14 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2011, the fund was charged $11,161 pursuant to the custody agreement.

During the period ended October 31, 2011, the fund was charged $3,478 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $4,767, Rule 12b-1 distribution plan fees $341, shareholder services plan

30

fees $226, custodian fees $8,531, chief compliance officer fees $4,246 and transfer agency per account fees $180, which are offset against an expense reimbursement currently in effect in the amount of $5,225.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options and forward contracts, during the period ended October 31, 2011, amounted to $15,708,100 and $7,118,938, respectively.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Foreign exchange risk[1]	231,677	Foreign exchange risk[2]	(79,892)

Statement of Assets and Liabilities location:

1	Unrealized appreciation on forward foreign currency exchange contracts.
2	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[3]	Options[4]	Contracts[5]	Total
Interest rate	(44,313)	(3,991)	—	(48,304)
Foreign exchange	—	—	43,114	43,114
Total	(44,313)	(3,991)	43,114	(5,190)

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
Forward
Underlying risk	Contracts[6]
Foreign exchange	151,785

Statement of Operations location:

3	Net realized gain (loss) on financial futures.
4	Net realized gain (loss) on options transactions.
5	Net realized gain (loss) on forward foreign currency exchange contracts.
6	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. At October 31, 2011, there were no financial futures contracts outstanding.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or

32

at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Canadian Dollar,
Expiring 11/18/2011	47,000	47,349	47,134	(215)
Canadian Dollar,
Expiring 11/18/2011	94,000	94,527	94,268	(259)
Chinese Yuan Renminbi,
Expiring 11/18/2011	2,290,000	357,116	360,353	3,237
Chinese Yuan Renminbi,
Expiring 11/18/2011	60,000	9,420	9,441	21
Chinese Yuan Renminbi,
Expiring 11/18/2011	830,000	130,081	130,608	527
Euro,
Expiring 11/18/2011	18,000	25,493	24,902	(591)
Euro,
Expiring 11/18/2011	16,000	22,441	22,135	(306)
Euro,
Expiring 11/18/2011	20,000	27,396	27,668	272
Euro,
Expiring 11/18/2011	170,000	240,791	235,186	(5,605)
Japanese Yen,
Expiring 11/18/2011	10,963,190	141,732	140,275	(1,457)

34

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Japanese Yen,
Expiring 11/18/2011	10,990,000	142,207	140,618	(1,589)
Japanese Yen,
Expiring 11/18/2011	13,610,000	177,248	174,141	(3,107)
Japanese Yen,
Expiring 11/18/2011	770,000	9,983	9,852	(131)
Malaysian Ringgit,
Expiring 11/18/2011	430,000	144,562	140,004	(4,558)
Mexican New Peso,
Expiring 11/18/2011	915,000	72,654	68,538	(4,116)
New Zealand Dollar,
Expiring 11/18/2011	30,000	24,604	24,231	(373)
Norwegian Krone,
Expiring 11/18/2011	715,000	131,681	128,270	(3,411)
Norwegian Krone,
Expiring 11/18/2011	580,000	105,059	104,051	(1,008)
Norwegian Krone,
Expiring 11/18/2011	80,000	14,857	14,351	(506)
Norwegian Krone,
Expiring 11/18/2011	1,070,000	189,026	191,957	2,931
Norwegian Krone,
Expiring 11/18/2011	560,000	98,790	100,463	1,673
Polish Zloty,
Expiring 11/18/2011	220,000	66,598	69,022	2,424
Polish Zloty,
Expiring 11/18/2011	290,000	93,393	90,984	(2,409)
Singapore Dollar,
Expiring 11/18/2011	240,000	186,699	191,264	4,565
South African Rand,
Expiring 11/18/2011	492,000	63,654	61,833	(1,821)
Swedish Krona,
Expiring 11/18/2011	680,600	106,553	104,326	(2,227)
Sales:		Proceeds ($)
Australian Dollar,
Expiring 11/18/2011	113,000	121,032	118,829	2,203
Australian Dollar,
Expiring 11/18/2011	75,000	76,654	78,869	(2,215)
Australian Dollar,
Expiring 11/18/2011	96,000	94,518	100,952	(6,434)
British Pound,
Expiring 11/18/2011	800,000	1,300,104	1,286,086	14,018
British Pound,
Expiring 11/18/2011	32,000	52,177	51,443	734

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
British Pound,
Expiring 11/18/2011	21,000	34,245	33,759	486
British Pound,
Expiring 11/18/2011	55,000	89,492	88,418	1,074
British Pound,
Expiring 11/18/2011	9,000	14,511	14,468	43
British Pound,
Expiring 11/18/2011	55,000	89,092	88,418	674
British Pound,
Expiring 11/18/2011	26,000	43,056	41,797	1,259
British Pound,
Expiring 11/18/2011	10,000	16,268	16,076	192
British Pound,
Expiring 11/18/2011	16,000	25,498	25,722	(224)
British Pound,
Expiring 11/18/2011	13,000	20,529	20,899	(370)
British Pound,
Expiring 11/18/2011	53,000	83,508	85,203	(1,695)
British Pound,
Expiring 11/18/2011	49,000	75,269	78,773	(3,504)
British Pound,
Expiring 11/18/2011	51,000	79,789	81,988	(2,199)
British Pound,
Expiring 11/18/2011	38,000	59,682	61,088	(1,406)
British Pound,
Expiring 11/18/2011	10,000	15,573	16,076	(503)
British Pound,
Expiring 11/18/2011	33,000	51,211	53,051	(1,840)
British Pound,
Expiring 11/18/2011	17,000	26,797	27,329	(532)
British Pound,
Expiring 11/18/2011	10,000	15,678	16,075	(397)
Canadian Dollar,
Expiring 11/2/2011	93,718	94,280	94,024	256
Canadian Dollar,
Expiring 11/18/2011	320,000	333,395	320,913	12,482
Canadian Dollar,
Expiring 11/18/2011	71,000	71,936	71,202	734
Canadian Dollar,
Expiring 11/18/2011	10,000	10,213	10,028	185
Canadian Dollar,
Expiring 11/18/2011	125,000	125,826	125,356	470
Canadian Dollar,
Expiring 11/18/2011	22,000	22,118	22,063	55

36

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Canadian Dollar,
Expiring 11/18/2011	27,000	26,254	27,077	(823)
Chinese Yuan Renminbi,
Expiring 11/18/2011	1,810,000	283,122	284,820	(1,698)
Czech Republic Koruna,
Expiring 11/18/2011	3,113,000	181,965	173,209	8,756
Czech Republic Koruna,
Expiring 11/18/2011	450,000	26,539	25,038	1,501
Czech Republic Koruna,
Expiring 11/18/2011	180,000	10,343	10,015	328
Czech Republic Koruna,
Expiring 11/18/2011	1,361,000	78,277	75,727	2,550
Euro,
Expiring 11/18/2011	10,000	14,216	13,834	382
Euro,
Expiring 11/18/2011	1,023,000	1,448,564	1,415,267	33,297
Euro,
Expiring 11/18/2011	30,000	42,854	41,503	1,351
Euro,
Expiring 11/18/2011	30,000	43,228	41,503	1,725
Euro,
Expiring 11/18/2011	110,000	158,391	152,179	6,212
Euro,
Expiring 11/18/2011	38,000	53,126	52,571	555
Euro,
Expiring 11/18/2011	43,000	58,530	59,488	(958)
Euro,
Expiring 11/18/2011	47,000	64,391	65,022	(631)
Euro,
Expiring 11/18/2011	79,000	106,304	109,292	(2,988)
Euro,
Expiring 11/18/2011	24,000	32,351	33,203	(852)
Euro,
Expiring 11/18/2011	54,000	73,731	74,706	(975)
Japanese Yen,
Expiring 11/18/2011	21,953,190	284,808	280,893	3,915
Malaysian Ringgit,
Expiring 11/18/2011	430,000	141,062	140,004	1,058
Mexican New Peso,
Expiring 11/18/2011	2,455,000	206,060	183,894	22,166
Mexican New Peso,
Expiring 11/18/2011	1,288,000	102,614	96,478	6,136

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
New Zealand Dollar,
Expiring 11/1/2011	29,989	24,625	24,253	372
New Zealand Dollar,
Expiring 11/18/2011	396,000	342,559	319,850	22,709
New Zealand Dollar,
Expiring 11/18/2011	45,000	36,827	36,346	481
New Zealand Dollar,
Expiring 11/18/2011	112,000	87,231	90,462	(3,231)
New Zealand Dollar,
Expiring 11/18/2011	33,000	25,579	26,654	(1,075)
Norwegian Krone,
Expiring 11/18/2011	510,000	93,909	91,493	2,416
Norwegian Krone,
Expiring 11/18/2011	36,000	6,537	6,458	79
Norwegian Krone,
Expiring 11/18/2011	450,000	78,962	80,729	(1,767)
Norwegian Krone,
Expiring 11/18/2011	176,000	30,566	31,574	(1,008)
Norwegian Krone,
Expiring 11/18/2011	1,070,000	183,079	191,957	(8,878)
Norwegian Krone,
Expiring 11/18/2011	790,000	145,829	141,725	4,104
Polish Zloty,
Expiring 11/18/2011	410,000	143,487	128,633	14,854
Polish Zloty,
Expiring 11/18/2011	236,000	77,635	74,042	3,593
Polish Zloty,
Expiring 11/18/2011	222,000	72,576	69,650	2,926
South African Rand,
Expiring 11/1/2011	492,246	63,850	62,031	1,819
South African Rand,
Expiring 11/18/2011	1,434,000	209,263	180,219	29,044
South African Rand,
Expiring 11/18/2011	62,000	8,636	7,791	845
South African Rand,
Expiring 11/18/2011	575,000	79,569	72,263	7,306
Swedish Krona,
Expiring 11/18/2011	680,600	105,008	104,326	682
Gross Unrealized
Appreciation				231,677
Gross Unrealized
Depreciation				(79,892)

38

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Interest rate futures contracts	336,973
Interest rate options contracts	752
Forward contracts	4,726,564

At October 31, 2011, the cost of investments for federal income tax purposes was $8,941,785; accordingly, accumulated net unrealized depreciation on investments was $90,545, consisting of $170,050 gross unrealized appreciation and $260,595 gross unrealized depreciation.

The Fund 39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Dynamic Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Global Dynamic Bond Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2011, and the related statements of operations and changes in net assets and financial highlights for the period from March 25, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Dynamic Bond Fund at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 25, 2011 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2011

40

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

44

The Fund 45

Dreyfus

Global Real

Return Fund

ANNUAL REPORT October 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
16	Statement of Options Written
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
23	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Important Tax Information
43	Board Members Information
45	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Global Real
Return Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Global Real Return Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery during the final months of 2010, but sentiment deteriorated in 2011 due to disappointing global economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. International stocks proved sensitive to these macroeconomic developments, often regardless of underlying company fundamentals, and most international equity market indices ended the reporting period with mildly negative absolute returns.

The global economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In Asia, China seems to have averted an economic contraction after implementing measures to dampen inflationary pressures. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector. To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Suzanne Hutchins (Lead) and James Harries (Alternate), Portfolio Managers of Newton Capital Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the one-year period ended October 31, 2011, Dreyfus Global Real Return Fund’s Class A shares produced a total return of 0.52%, Class C shares returned –0.22% and Class I shares returned 0.74%.1 In comparison, the fund’s performance baseline benchmark, the U.S. $ 1-Month London Interbank Offered Rate (LIBOR), and its broad-based securities market index, the Citibank 30-Day Treasury Bill Index, produced total returns of 0.24% and 0.07%, respectively, for the same period.2,3

Global markets proved volatile amid shifting investor perceptions of relative risks.The fund’s Class A and Class I shares produced a positive return with much lower volatility than many risk assets, primarily due to above-average results from the security selection in certain companies and their equity or debt and other instruments including specific bonds and commodities.

The Fund’s Investment Approach

To pursue its goal, the fund uses an actively-managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years.The fund is not managed relative to an index. Rather than managing to track a benchmark index, the fund seeks to provide a total return with emphasis on capital preservation.

The fund is unconstrained in its approach and invests in a core of return-seeking assets, including global equities, bonds and cash, and, to a lesser extent, other asset types, including commodities, currencies and alternative or non-traditional asset classes and strategies. Derivatives may be used for capital preservation and risk reduction to protect the core of return-seeking assets to enable the portfolio to meet its investment objective. The fund does not borrow nor will it short individual securities.

The real return team combines a top-down approach, emphasizing economic trends and current long-term investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals. Within markets and sectors, they seek what are believed to be attractively priced companies that possess a sustainable competitive advantage in their market or sector and look to invest in such companies anywhere across their capital structures. It is identifying the right security characteristics that is relevant to the investing environment that is key to investment approach. Income and income generation in a low return world is currently emphasized.

Economic Developments Shook Global Markets

The reporting period began on a positive note with markets driven higher by encouraging economic data. However, global investor sentiment began to deteriorate in late April when pressures mounted on the banking systems of several European nations and Greece moved closer to default on its sovereign debt. Sentiment was further undermined by disappointing U.S. economic data and inflation-fighting measures in the emerging markets.

Caution intensified in August and September, when a major credit-rating agency downgraded its assessment of long-term U.S. government debt. Risk-averse investors shifted their focus away from stocks, most commodities and high yield bonds toward U.S. government bonds and the U.S. dollar. However, riskier assets generally rebounded in October as macroeconomic concerns eased.

Adopting a Cautious Investment Posture

We responded to mounting risks by shifting assets into areas we considered less vulnerable to volatility. We trimmed the fund’s overall stock exposure, reducing or eliminating financial holdings that were hurt by low interest rates and exposure to European debt, such as Royal Sun Alliance, Zurich Financial Services and Nomura Holdings; and emerging market positions, such as Adaro Energy and Advance Info Service.We also decreased the fund’s high yield bond exposure, and we substantially increased the fund’s cash holdings and allocated more assets to active protection strategies, such as index and currency options. These steps enabled us to reduce the fund’s volatility to roughly one-third that of the market at a time of heightened uncertainty.

Stocks modestly enhanced returns in this environment, as did Norwegian bonds and U.S. dollar-denominated bonds. Gold and agricultural commodities added value as well, and cash positions produced slightly positive absolute returns while cushioning volatility. However, the fund’s strategy of hedging back into U.S. dollars, the base liability of investors, was undermined by the relative strength of the euro.

4

Defensively Positioned Amid Economic Uncertainty

We have positioned the fund very defensively and have a significant level of protection around the return-seeking core. Equity holdings emphasize dividend-paying stocks in traditionally defensive industries, such as telecommunications, health care, oil and gas and tobacco. We have reduced high yield bond exposure and specifically only hold the corporate debt of those companies that is asset-backed or well financed by cash flow.There is also a small position in convertible bonds.We have increased the fund’s inflation protection through greater exposure to physical gold and attractively valued gold mining stocks. We believe these are prudent strategies in today’s volatile market environment.

November 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the prospectus of the fund and that of each underlying fund.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies.Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.
The fund may, but is not required to, use derivative instruments, such as options, futures and options on futures, forward contracts and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
March 1, 2013, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: FACTSET – Citigroup 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days. Investors cannot invest directly in any index.
3	SOURCE: BLOOMBERG – London Interbank Offered Rate (LIBOR).The rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market.
LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate.The London Interbank Offered Rate is fixed each morning at 11 a.m. London time, by the British Bankers’ Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association, the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix, Eurodollar
Libor is calculated on an ACT/360 day count basis and settlement is for two days hence.

The Fund 5

FUND PERFORMANCE

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Global Real Return Fund on 5/12/10 (inception date) to a $10,000 investment made in the Citibank 30-Day
Treasury Bill Index and the U.S.$ 1-Month London Interbank Offered Rate (LIBOR) Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Citibank 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the U.S.Treasury with maturities of 30 days.The LIBOR is the rate of interest at which banks borrow funds, in marketable size, from other banks in the London interbank market.The LIBOR is the most widely used benchmark or reference rate for short term interest rates, and is an international rate.The LIBOR is fixed each morning at 11 a.m. London time by the British Bankers’ Association (BBA).The rate is an average derived from 16 quotations provided by banks determined by the British Bankers’ Association; the four highest and lowest are then eliminated and an average of the remaining eight is calculated to arrive at the fix. Eurodollar LIBOR is calculated on an ACT/360 day count basis and settlement is for two days hence. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/11

	Inception			From
	Date	1	Year	Inception
Class A shares
with maximum sales charge (5.75%)	5/12/10	–5.26%		1.89%
without sales charge	5/12/10	0.52%		8.08%
Class C shares
with applicable redemption charge †	5/12/10	–1.22%		6.96%
without redemption	5/12/10	–0.22%		6.96%
Class I shares	5/12/10	0.74%		8.48%
U.S. $1-Month London Interbank
Offered Rate (LIBOR) Index	4/30/10	0.24%		0.26%††
Citibank 30-Day Treasury Bill Index	4/30/10	0.07%		0.10%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 4/30/10 is used as the beginning value on 5/12/10.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Return Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.38	$11.05	$6.15
Ending value (after expenses)	$952.10	$948.90	$952.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.63	$11.42	$6.36
Ending value (after expenses)	$1,017.64	$1,013.86	$1,018.90

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25%
for Class I,multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2011

Common Stocks—55.5%	Shares	Value ($)
Australia—2.6%
Newcrest Mining	20,033	705,701
Brazil—1.6%
Petroleo Brasileiro, ADR	14,660	370,751
Tele Norte Leste Participacoes, ADR	7,180	77,903
		448,654
Canada—3.9%
Barrick Gold	11,404	564,498
Yamana Gold	32,917	491,402
		1,055,900
Denmark—1.0%
TDC	32,203	266,063
France—2.7%
Sanofi	3,276	235,535
Total	9,557	500,066
		735,601
Germany—4.0%
Bayer	11,317	724,949
Deutsche Telekom	28,551	363,218
		1,088,167
Hong Kong—1.0%
China Mobile	28,000	266,830
Italy—.8%
ENI	10,239	226,542
Japan—2.2%
Asahi Group Holdings	12,500	256,433
INPEX	53	348,689
		605,122
Netherlands—1.6%
Koninklijke KPN	18,798	246,998
Reed Elsevier	15,615	192,557
		439,555
Norway—1.1%
Statoil	11,400	290,880
Peru—.5%
Cia de Minas Buenaventura, ADR	3,046	124,673

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Poland—.8%
Telekomunikacja Polska	40,974		217,710
South Africa—1.0%
MTN Group	14,968		261,277
Switzerland—4.3%
Novartis	6,769		382,559
Roche Holding	3,538		583,218
Syngenta	751	[b]	229,715
			1,195,492
United Kingdom—14.6%
BAE Systems	58,777		261,408
BP	73,467		544,568
British American Tobacco	6,009		276,764
Cable & Wireless Communications	54,064		31,503
Centrica	86,291		411,663
GlaxoSmithKline	22,501		506,510
NB Global Floating Rate Income Fund	167,361		167,305
RSA Insurance Group	32,153		57,748
RWC Global Convertibles Fund	383	[b]	440,408
SSE	12,689		274,211
Severn Trent	11,249		274,203
Smith & Nephew	25,598		234,812
Tesco	60,296		389,496
Vodafone Group	45,642		126,851
			3,997,450
United States—11.8%
Annaly Capital Management	16,058	[c]	270,577
Medtronic	8,053		279,761
Merck & Co.	5,908		203,826
Newmont Mining	4,381		292,782
PDL BioPharma	13,136		79,735
PowerShares DB Gold Fund	20,072	[b]	1,206,528
Reynolds American	14,464		559,467
Sprint Nextel	41,603	[b]	106,920
Wisconsin Energy	7,553		244,944
			3,244,540
Total Common Stocks
(cost $14,850,937)			15,170,157

10

		Coupon	Maturity	Principal
Bonds and Notes—26.2%		Rate (%)	Date	Amount ($)[a]		Value ($)
Australia—.2%
Santos Finance,
Gtd. Notes	EUR	8.25	9/22/70	50,000	[d]	64,429
Brazil—.2%
Petrobras International Finance,
Gtd. Notes		7.88	3/15/19	40,000		48,435
Cayman Islands—.2%
Offshore Group Investments,
Sr. Scd. Notes		11.50	8/1/15	50,000		54,750
France—.3%
Rexel,
Gtd. Notes	EUR	8.25	12/15/16	65,000		95,337
Germany—.5%
HeidelbergCement Finance,
Gtd. Bonds	EUR	7.50	4/3/20	50,000		69,617
Unitymedia Hessen,
Sr. Scd. Notes	EUR	8.13	12/1/17	50,000		72,298
						141,915
Ireland—.5%
Ardagh Glass Finance,
Gtd. Bonds	EUR	7.13	6/15/17	50,000		63,477
Smurfit Kappa Acquisitions,
Sr. Scd. Bonds	EUR	7.25	11/15/17	50,000		71,261
						134,738
Italy—.3%
Lottomatica,
Jr. Sub. Bonds	EUR	8.25	3/31/66	65,000	[d]	79,597
Luxembourg—.2%
Lecta,
Scd. Notes	EUR	4.16	2/15/14	50,000	[d]	65,726
Netherlands—1.3%
Cable & Wireless
International Finance,
Gtd. Bonds	GBP	8.63	3/25/19	50,000		74,365
Conti-Gummi Finance,
Sr. Scd. Notes	EUR	7.50	9/15/17	50,000		71,001
OI European Group,
Gtd. Notes	EUR	6.75	9/15/20	50,000		68,666
UPC Holding,
Sr. Scd. Notes	EUR	8.38	8/15/20	50,000		68,493

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Netherlands (continued)
Ziggo Bond Co,
Sr. Scd. Notes	EUR	8.00	5/15/18	50,000		70,742
						353,267
Norway—4.9%
Norwegian Government,
Bonds, Ser. 474	NOK	3.75	5/25/21	916,000		178,704
Norwegian Government,
Bonds, Ser. 473	NOK	4.50	5/22/19	5,673,000		1,152,058
						1,330,762
South Africa—.2%
Edcon Proprietary,
Sr. Scd. Notes	EUR	4.78	6/15/14	50,000	[d]	59,153
Spain—.3%
Campofrio Food Group,
Gtd. Notes	EUR	8.25	10/31/16	50,000		71,261
United Kingdom—2.6%
Anglian Water
Services Financing,
Sr. Scd. Notes, Ser. A8	GBP	3.67	7/30/24	5,000		13,098
BG Energy Capital,
Gtd. Notes	GBP	5.13	12/7/17	50,000		89,944
BUPA Finance,
Sr. Unscd. Notes	GBP	7.50	7/4/16	50,000		88,818
Co-Operative Bank,
Sub. Notes	GBP	5.63	11/16/21	100,000	[d]	129,543
Dwr Cymru Financing,
Bonds	GBP	1.86	3/31/48	50,000	[e]	89,247
Ineos Finance,
Sr. Scd. Notes	EUR	9.25	5/15/15	50,000		69,877
International
Personal Finance,
Sr. Unscd. Notes	EUR	11.50	8/6/15	65,000		82,745
ISS Financing,
Scd. Bonds	EUR	11.00	6/15/14	50,000		72,817

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United Kingdom (continued)
National Grid
Electricity Transmission,
Sr. Unscd. Bonds	GBP	2.98	7/8/18	10,000		25,683
Prudential,
Jr. Sub. Notes		11.75	12/29/49	44,000	[d]	49,309
						711,081
United States—14.3%
Catalent Pharma Solutions,
Gtd. Notes	EUR	9.75	4/15/17	50,000		65,034
CEDC Finance Corp.
International,
Sr. Scd. Notes		9.13	12/1/16	100,000		72,500
Cemex Finance,
Sr. Scd. Bonds		9.50	12/14/16	100,000		88,380
Clearwire Communications,
Sr. Scd. Notes		12.00	12/1/15	100,000		86,000
Nextel Communications,
Gtd. Notes, Ser. E		6.88	10/31/13	34,000		33,745
Nextel Communications,
Gtd. Notes, Ser. D		7.38	8/1/15	80,000		76,800
U.S. Treasury Inflation
Protected Securities, Notes		2.50	1/15/29	511,714	[f]	670,825
U.S. Treasury Notes		0.75	11/30/11	2,749,800		2,751,733
US Bank,
Sub. Notes	EUR	4.38	2/28/17	50,000	[d]	64,688
						3,909,705
Venezuela—.2%
Petroleos De Venezuela,
Gtd. Notes		8.00	11/17/13	11,250	[g]	10,378
Petroleos De Venezuela,
Gtd. Notes		8.00	11/17/13	55,000		50,738
						61,116
Total Bonds And Notes
(cost $7,093,493)						7,181,272

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Number of
Options Purchased—.3%	Contracts ($)		Value ($)
Put Options
Euro Futures,
December 2011 @ $1.28	9	[b]	3,937
Australian Dollar Futures,
December 2011 @ $100	5	[b]	4,650
FTSE 100 Index Futures,
November 2011 @ GBP 5,100	44	[b]	13,315
S&P 500 Index Futures,
November 2011 @ $1,110	6	[b]	2,160
S&P 500 Index Futures,
December 2011 @ $1,150	26	[b]	44,200
Total Options
(cost $227,440)			68,262

14

	Principal
Short-Term Investments—9.9%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.16%, 3/8/12
(cost $2,710,703)	2,711,000	2,710,783
Total Investments (cost $24,882,573)	91.9%	25,130,474
Cash and Receivables (Net)	8.1%	2,221,120
Net Assets	100.0%	27,351,594

ADR—American Depository Receipts
GBP—British Pound

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
GBP—British Pound
NOK—Norwegian Krone
b Non-income producing security.
c Investment in real estate investment trust.
d Variable rate security—interest rate subject to periodic change.
e Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.
f Principal amount for accrual purposes is periodically adjusted based on changes in the U.S. Consumer Price Index.
g Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2011, this security was valued at $10,378 or .04% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Materials	12.8	Utilities	4.5
U.S. Government Securities	12.5	Exchange Traded Funds	4.4
Short-Term Investments	9.9	Mutual Funds: Foreign	2.2
Health Care	9.4	Industrial	1.0
Telecommunications	8.4	Consumer Discretionary	.8
Energy	8.1	Oil & Gas	.8
Consumer Staples	6.4	Information Technology	.6
Foreign/Governmental	4.9	Options Purchased	.3
Financial	4.9		91.9

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF OPTIONS WRITTEN
October 31, 2011

	Number of
	Contracts		Value ($)
Call Options:
FTSE 100 Futures,
November 2011 @ GBP 5,650	40	[a]	(35,320)
FTSE 100 Futures,
November 2011 @ GBP 5,700	6	[a]	(3,639)
FTSE 100 Futures,
November 2011 @ GBP 5,750	7	[a]	(2,665)
S&P 500 Index Futures,
November 2011 @ $1,230	8	[a]	(36,800)
S&P 500 Index Futures,
December 2011 @ $1,300	17	[a]	(30,600)
S&P 500 Index Futures,
December 2011 @ $1,320	6	[a]	(8,400)
Put Options:
FTSE 100 Futures,
November 2011 @ GBP 4,800	44	[a]	(4,902)
S&P 500 Index Futures,
November 2011 @ $1,050	6	[a]	(1,170)
S&P 500 Index Futures,
December 2011 @ $1,080	26	[a]	(24,310)
(premiums received $201,111)			(147,806)

GBP—British Pound
a Non-income producing security.
See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	24,882,573	25,130,474
Cash		3,310,324
Cash denominated in foreign currencies	9,488	9,239
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		169,310
Dividends and interest receivable		128,969
Receivable for investment securities sold		117,121
Receivable for shares of Common Stock subscribed		5,500
Prepaid expenses		10,923
		28,881,860
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		15,945
Bank loan payable—Note 2		1,100,000
Outstanding options written, at value (premiums received
$201,111)—See Statement of Options Written—Note 4		147,806
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		122,436
Payable for investment securities purchased		64,250
Payable for shares of Common Stock redeemed		17,384
Interest payable—Note 2		36
Accrued expenses		62,409
		1,530,266
Net Assets ($)		27,351,594
Composition of Net Assets ($):
Paid-in capital		26,753,305
Accumulated undistributed investment income—net		35,066
Accumulated net realized gain (loss) on investments		215,097
Accumulated net unrealized appreciation (depreciation) on
investments, options transactions and foreign currency transactions		348,126
Net Assets ($)		27,351,594

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	5,116,841	1,190,487	21,044,266
Shares Outstanding	378,741	89,070	1,551,746
Net Asset Value Per Share ($)	13.51	13.37	13.56

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Cash dividends (net of $13,206 foreign taxes withheld at source):
Unaffiliated issuers	213,572
Affiliated issuers	1,188
Interest	94,599
Total Income	309,359
Expenses:
Management fee—Note 3(a)	98,295
Registration fees	59,484
Auditing fees	57,135
Legal fees	44,970
Shareholder servicing costs—Note 3(c)	15,642
Custodian fees—Note 3(c)	14,646
Prospectus and shareholders’ reports	11,701
Distribution fees—Note 3(b)	8,407
Directors’ fees and expenses—Note 3(d)	321
Loan commitment fees—Note 2	262
Interest expense—Note 2	36
Miscellaneous	16,532
Total Expenses	327,431
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(169,247)
Less—reduction in fees due to earnings credits—Note 3(c)	(5)
Net Expenses	158,179
Investment Income—Net	151,180
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	260,819
Net realized gain (loss) on options transactions	(2,082)
Net realized gain (loss) on forward foreign currency exchange contracts	(343,417)
Net Realized Gain (Loss)	(84,680)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(190,976)
Net unrealized appreciation (depreciation) on options transactions	(87,616)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	230,586
Net Unrealized Appreciation (Depreciation)	(48,006)
Net Realized and Unrealized Gain (Loss) on Investments	(132,686)
Net Increase in Net Assets Resulting from Operations	18,494

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010	[a]
Operations ($):
Investment income—net	151,180	20,530
Net realized gain (loss) on investments	(84,680)	(41,712)
Net unrealized appreciation
(depreciation) on investments	(48,006)	396,132
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,494	374,950
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,125,479	3,112,873
Class C Shares	123,078	1,000,000
Class I Shares	21,104,956	1,000,000
Cost of shares redeemed:
Class A Shares	(346,366)	—
Class I Shares	(1,161,870)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	21,845,277	5,112,873
Total Increase (Decrease) in Net Assets	21,863,771	5,487,823
Net Assets ($):
Beginning of Period	5,487,823	—
End of Period	27,351,594	5,487,823
Undistributed investment income—net	35,066	182,675
Capital Share Transactions (Shares):
Class A
Shares sold	155,976	248,511
Shares redeemed	(25,746)	—
Net Increase (Decrease) in Shares Outstanding	130,230	248,511
Class C
Shares sold	9,070	80,000
Class I
Shares sold	1,558,088	80,000
Shares redeemed	(86,342)	—
Net Increase (Decrease) in Shares Outstanding	1,471,746	80,000

a From May 12, 2010 (commencement of operations) to October 31, 2010.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.44	12.50
Investment Operations:
Investment income—net[b]	.20	.06
Net realized and unrealized
gain (loss) on investments	(.13)	.88
Total from Investment Operations	.07	.94
Net asset value, end of period	13.51	13.44
Total Return (%)[c]	.52	7.52	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.53	5.96	[e]
Ratio of net expenses to average net assets	1.50	1.50	[e]
Ratio of net investment income
to average net assets	1.46	.94	[e]
Portfolio Turnover Rate	42.97	49.61	[d]
Net Assets, end of period ($ x 1,000)	5,117	3,340

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

20

	Year Ended October 31,
Class C Shares	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.39	12.50
Investment Operations:
Investment income—net[b]	.10	.01
Net realized and unrealized
gain (loss) on investments	(.12)	.88
Total from Investment Operations	(.02)	.89
Net asset value, end of period	13.37	13.39
Total Return (%)[c]	(.22)	7.20	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.37	6.75	[e]
Ratio of net expenses to average net assets	2.25	2.25	[e]
Ratio of net investment income
to average net assets	.75	.20	[e]
Portfolio Turnover Rate	42.97	49.61	[d]
Net Assets, end of period ($ x 1,000)	1,190	1,071

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.46	12.50
Investment Operations:
Investment income—net[b]	.18	.07
Net realized and unrealized
gain (loss) on investments	(.08)	.89
Total from Investment Operations	.10	.96
Net asset value, end of period	13.56	13.46
Total Return (%)	.74	7.68	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.33	5.75	[d]
Ratio of net expenses to average net assets	1.25	1.25	[d]
Ratio of net investment income
to average net assets	1.46	1.19	[d]
Portfolio Turnover Rate	42.97	49.61	[c]
Net Assets, end of period ($ x 1,000)	21,044	1,076

a	From May 12, 2010 (commencement of operations) to October 31, 2010.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Return Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund.The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser. Newton is a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 240,000 Class A, 80,000 Class C and 80,000 Class I shares of the fund.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

24

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills), options and forward foreign currency

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by the Board of Directors. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and

26

public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	2,427,952		—	2,427,952
Equity Securities—
Domestic†	2,038,012	—		—	2,038,012
Equity Securities—
Foreign†	9,740,251	1,577,653	††	—	11,317,904
Foreign Government	—	1,330,762		—	1,330,762
Mutual Funds/Exchange
Traded Funds	1,814,241	—		—	1,814,241
U.S. Treasury	—	6,133,341		—	6,133,341

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	169,310	—	169,310
Options Purchased	59,675	8,587	—	68,262
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(122,436)	—	(122,436)
Options Written	(147,806)	—	—	(147,806)

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
††† Amount shown represents unrealized appreciation (depreciation) at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and

28

annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade date and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	10/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	700,000		24,768,000	25,468,000	—		—

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the two-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

30

At October 31, 2011, the components of accumulated earnings on tax basis were as follows: undistributed ordinary income $202,855, undistributed capital gains $53,899 and unrealized appreciation $341,535.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $298,789 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2011, was approximately $3,000 with a related weighted average annualized interest rate of 1.18%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, until March 1, 2013, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

extraordinary expenses) exceed 1.25% of the value of the fund’s average daily net assets.The expense reimbursement, pursuant to the undertaking, amounted to $169,247 during the period ended October 31, 2011.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .43% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2011, the Distributor retained $4,010 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2011, Class C shares were charged $8,407 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, Class A and Class C shares were charged $10,405 and $2,802, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2011, the fund was charged $1,305 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash

32

balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2011, the fund was charged $213 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $5.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2011, the fund was charged $14,646 pursuant to the custody agreement.

During the period ended October 31, 2011, the fund was charged $6,751 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $20,665, Rule 12b-1 distribution plan fees $750, shareholder services plan fees $1,293, custodian fees $6,103, chief compliance officer fees $4,246 and transfer agency per account fees $280, which are offset against an expense reimbursement currently in effect in the amount of $17,392.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options transactions and forward contracts during the period ended October 31, 2011, amounted to $21,515,938 and $4,120,879, respectively.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1]	59,675	Equity risk[2]	(147,806)
Foreign exchange risk[1,3]	177,897	Foreign exchange risk[4]	(122,436)
Gross fair value of
derivative contracts	237,572		(270,242)

Statement of Assets and Liabilities location:
1	Options purchased are included in Investments in securities at market value.
2	Outstanding options written, at value.
3	Unrealized appreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
		Forward
Underlying risk	Options[5]	Contracts[6]	Total
Equity	15,891	—	15,891
Foreign exchange	(31,284)	(343,417)	(374,701)
Interest rate	13,311	—	13,311
Total	(2,082)	(343,417)	(345,499)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
		Forward
Underlying risk	Options[7]	Contracts[8]	Total
Equity	(75,245)	—	(75,245)
Interest rate	3,465	—	3,465
Foreign exchange	(15,836)	230,586	214,750
Total	(87,616)	230,586	142,970

Statement of Operations location:

5	Net realized gain (loss) on options transactions.
6	Net realized gain (loss) on forward foreign currency exchange contracts.
7	Net unrealized appreciation (depreciation) on options transactions.
8	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

34

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, the values of equities and foreign currencies, or as a substitute for an investment. The fund is subject to interest rate risk, market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended October 31, 2011:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2010	25	46,910
Contracts written	438	450,424
Contracts terminated:
Contracts closed	181	217,437	107,774	109,663
Contracts expired	122	78,786	—	78,786
Total contracts
terminated	303	296,223	107,774	188,449
Contracts outstanding
October 31, 2011	160	201,111

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

36

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
British Pound,
Expiring 11/16/2011	131,000	203,002	210,600	7,598
Canadian Dollar,
Expiring 3/15/2012	35,023	35,473	35,033	(440)
Chinese Yuan Renminbi,
Expiring 1/13/2012	3,301,500	513,205	519,806	6,601
Chinese Yuan Renminbi,
Expiring 1/13/2012	660,000	102,828	103,914	1,086
Chinese Yuan Renminbi,
Expiring 1/13/2012	3,860,000	608,113	607,740	(373)
Chinese Yuan Renminbi,
Expiring 1/13/2012	783,000	122,708	123,280	572
Euro,
Expiring 3/15/2012	71,000	96,584	98,186	1,602
Singapore Dollar,
Expiring 2/15/2012	284,000	233,730	226,413	(7,317)
Singapore Dollar,
Expiring 2/15/2012	297,000	247,095	236,777	(10,318)
South African Rand,
Expiring 11/1/2011	312,638	39,264	39,397	133
South Korean Won,
Expiring 1/13/2012	27,391,000	25,106	24,588	(518)
Sales:		Proceeds ($)
Australian Dollar,
Expiring 12/15/2011	185,000	193,170	193,891	(721)
Australian Dollar,
Expiring 12/15/2011	49,000	52,134	51,355	779
Australian Dollar,
Expiring 12/15/2011	89,000	89,321	93,277	(3,956)
Australian Dollar,
Expiring 12/15/2011	103,000	106,721	107,950	(1,229)
Australian Dollar,
Expiring 12/15/2011	77,000	78,367	80,701	(2,334)
Australian Dollar,
Expiring 12/15/2011	286,000	288,588	299,745	(11,157)
Australian Dollar,
Expiring 12/15/2011	500,000	488,109	524,031	(35,922)

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
British Pound,
Expiring 11/1/2011	8,503	13,678	13,673	5
British Pound,
Expiring 11/1/2011	11,375	18,216	18,289	(73)
British Pound,
Expiring 11/2/2011	64,338	103,108	103,448	(340)
British Pound,
Expiring 11/16/2011	856,950	1,402,014	1,377,664	24,350
British Pound,
Expiring 11/16/2011	18,423	30,059	29,617	442
British Pound,
Expiring 11/16/2011	24,000	38,624	38,583	41
British Pound,
Expiring 11/16/2011	37,900	61,152	60,929	223
British Pound,
Expiring 11/16/2011	96,000	152,831	154,333	(1,502)
British Pound,
Expiring 11/16/2011	206,000	334,900	331,173	3,727
British Pound,
Expiring 11/16/2011	58,000	94,324	93,243	1,081
British Pound,
Expiring 11/16/2011	13,000	21,065	20,899	166
British Pound,
Expiring 11/16/2011	53,000	87,526	85,204	2,322
British Pound,
Expiring 11/16/2011	330,000	538,339	530,520	7,819
British Pound,
Expiring 11/16/2011	54,000	87,875	86,812	1,063
British Pound,
Expiring 11/16/2011	93,000	150,553	149,510	1,043
British Pound,
Expiring 11/16/2011	267,000	432,229	429,239	2,990
British Pound,
Expiring 11/16/2011	58,000	93,445	93,242	203
British Pound,
Expiring 11/16/2011	72,000	113,821	115,750	(1,929)
British Pound,
Expiring 11/16/2011	152,500	239,588	245,164	(5,576)
British Pound,
Expiring 11/16/2011	128,000	200,802	205,777	(4,975)
British Pound,
Expiring 11/16/2011	257,000	409,286	413,162	(3,876)
British Pound,
Expiring 11/16/2011	50,000	79,609	80,382	(773)
Canadian Dollar,
Expiring 3/15/2012	470,677	474,065	470,811	3,254

38

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Canadian Dollar,
Expiring 3/15/2012	24,000	23,951	24,006	(55)
Chinese Yuan Renminbi,
Expiring 1/13/2012	8,604,500	1,343,823	1,354,740	(10,917)
Danish Krone,
Expiring 1/13/2012	1,258,000	229,795	233,781	(3,986)
Danish Krone,
Expiring 1/13/2012	218,000	40,771	40,512	259
Euro,
Expiring 3/15/2012	2,614,850	3,673,551	3,616,090	57,461
Euro,
Expiring 3/15/2012	51,000	70,605	70,528	77
Euro,
Expiring 3/15/2012	111,500	152,089	154,194	(2,105)
Euro,
Expiring 3/15/2012	407,000	556,855	562,842	(5,987)
Euro,
Expiring 3/15/2012	120,000	161,734	165,948	(4,214)
Euro,
Expiring 3/15/2012	14,000	19,497	19,361	136
Japanese Yen,
Expiring 4/13/2012	39,463,000	516,481	506,493	9,988
Norwegian Krone,
Expiring 2/15/2012	879,600	160,438	157,091	3,347
Norwegian Krone,
Expiring 2/15/2012	2,848,000	512,583	508,636	3,947
Norwegian Krone,
Expiring 2/15/2012	1,260,700	231,837	225,153	6,684
Norwegian Krone,
Expiring 2/15/2012	372,000	64,991	66,437	(1,446)
Polish Zloty,
Expiring 4/13/2012	596,000	184,097	184,494	(397)
South African Rand,
Expiring 12/15/2011	809,600	116,796	101,329	15,467
South African Rand,
Expiring 12/15/2011	51,000	7,361	6,383	978
South African Rand,
Expiring 12/15/2011	263,500	35,963	32,979	2,984
South Korean Won,
Expiring 1/13/2012	27,391,000	25,470	24,588	882
Gross Unrealized
Appreciation				169,310
Gross Unrealized
Depreciation				(122,436)

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Equity options contracts	62,011
Interest rate options contracts	1,600
Foreign currency options contracts	5,887
Forward contracts	5,711,149

At October 31, 2011, the cost of investments for federal income tax purposes was $24,896,268; accordingly, accumulated net unrealized appreciation on investments was $234,206, consisting of $854,021 gross unrealized appreciation and $619,815 gross unrealized depreciation.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Real Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and options written, of Dreyfus Global Real Return Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2011, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period from May 12, 2010 (commencement of operations) to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Real Return Fund at October 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 12, 2010 to October 31, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2011

The Fund 41

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2011:

—the total amount of taxes paid to foreign countries was $12,965

—the total amount of income sourced from foreign countries was $276,900.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2011 calendar year with Form 1099-DIV which will be mailed in early 2012.

42

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

44

OFFICERS OF THE FUND (Unaudited)

The Fund 45

OFFICERS OF THE FUND (Unaudited) (continued)

46

The Fund 47

NOTES

Dreyfus

Total Emerging

Markets Fund

ANNUAL REPORT October 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Total Emerging
Markets Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Total Emerging Markets Fund, covering the period from the fund’s inception on March 25, 2011, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery during the final months of 2010, but sentiment deteriorated in 2011 due to disappointing global economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. International stocks proved sensitive to these macroeconomic developments, often regardless of underlying company fundamentals, and most international equity market indices ended the reporting period with mildly negative absolute returns.

The global economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued sub-par global expansion is more likely than a return to recession.Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In Asia, China seems to have averted an economic contraction after implementing measures to dampen inflationary pressures. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from the fund’s inception on March 25, 2011 through October 31, 2011, as provided by Sean P. Fitzgibbon and Alexander Kozhemiakin, Portfolio Managers

Fund and Market Performance Overview

For the period from the fund’s inception on March 25, 2011, through October 31, 2011, DreyfusTotal Emerging Markets Fund’s Class A shares produced a total return of –8.96%, Class C shares returned –9.36% and Class I shares returned –8.80%.1 In comparison, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), the fund’s benchmark, returned –13.31% for the same period.2 A hybrid index comprised of 50% MSCI EM Index, 25% JPMorgan EMBI Global and 25% JPMorgan GBI-EM Global Diversified Composite returned –5.16% from 3/31/11 through 10/31/11.3,4

Intensifying concerns among global investors regarding the impact of financial instability in Europe, weaker-than-expected recovery in the United States and slowing growth in China undermined the performance of riskier assets during the reporting period, while traditional safe havens among sovereign bonds rallied. The fund outperformed its benchmark, largely due to the effectiveness of its multi-asset investment approach in reducing volatility, as U.S. dollar-denominated fixed-income holdings cushioned the impact of equity declines.

The Fund’s Investment Approach

The fund seeks to maximize total return.To pursue its goal, the fund normally invests at least 80% of its assets in equities, bonds and currencies issued by, or economically tied to, emerging markets.We base asset and country allocation decisions on our global macro-economic view and top-down country-specific outlooks, along with our bottom-up valuation assessments of individual securities. Equity investments rely on in-depth fundamental analysis supported by proprietary quantitative models. Bond and currency investments rely on in-depth fundamental analysis. By constructing a portfolio that is liquid and diversified from an asset class and country perspective, we seek to reduce volatility and country concentration risk.

Global Economic Concerns Derailed Emerging Markets

Global investor sentiment began to deteriorate in late April when pressures mounted on the banking systems of several European nations and Greece moved closer to default on its sovereign debt. Investor sentiment was further undermined by disappointing U.S. economic data

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and signs that rapid economic growth in emerging Asian and South American markets was slowing. Global financial markets suffered bouts of heightened volatility as investors became increasingly risk averse, shifting their focus to perceived safe havens, such as U.S. government bonds. Volatility proved especially severe in August and September, with stocks suffering sharp declines after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. Nevertheless, U.S. government bonds and the U.S. dollar continued to be regarded as a refuge for investors at the expense of many emerging market securities and currencies. In contrast, riskier assets in global markets rebounded broadly in October when some macroeconomic worries seemed to ease.

Responding to a Changing Global Environment

Throughout the reporting period, we evaluated the more than two dozen countries under our purview, deciding in each case whether to invest the fund’s assets in stocks, local currency-denominated bonds, U.S. dollar-denominated bonds, any combination of these or none at all. For example, the fund avoided exposure to Mexican stocks during the reporting period while increasing exposure to the Mexican peso though investments in local currency-denominated bonds, a position that reflected our positive assessment of Mexican currency fundamentals. Since its inception, the fund has constructed a portfolio providing broad diversification across the emerging markets, with holdings in 26 countries.

The flexibility of our investment approach enabled us to adjust the fund’s exposure on a country-by-country and instrument-by-instrument basis. Asset allocations ranged from approximately 40% stocks and 60% bonds at inception to roughly 60% stocks and 40% bonds at the end of the reporting period. Fixed income allocations, particularly U.S. dollar-denominated bonds, proved primarily responsible for the fund’s relatively strong performance compared to its benchmark. U.S. dollar-denominated positions included overweighted exposure to Indonesia, Kazakhstan and Ukraine, while local currency-denominated bond positions included overweighted exposure to Mexico and underweighted exposure to South Africa.

On a more negative note, broad-based declines in equity prices accounted for most of the fund’s negative absolute returns. Equity investments included overweighted positions in China, South Korea, Russia and Brazil, and underweighted positions in Taiwan, South Africa and Mexico. As the global market correction progressed, we also took advantage of more attractive equity valuations to increase the fund’s exposure to Brazil. Finally, currency positions included overweighted exposure to the Korean won, Chilean peso, Mexican peso and Malaysian ringgit, and underweighted exposure to the Hungarian forint, Colombian peso and South African rand.

4

A Constructive View of Global Economic Recovery

As of the reporting period’s end, global financial markets faced a variety of challenges, including the European debt crisis, subpar U.S. economic growth and inflation-fighting measures in China. However, we believe that business fundamentals remain sound in many regions and sectors, and that the market’s risks have led to increasingly attractive equity valuations. The fund’s current 60% allocation to equities reflects our constructive view of prospects for continued global economic recovery in coming months, along with our balanced perspective on the market’s risks and opportunities.

We would like to remind our shareholders, particularly newer investors, that this fund has a high risk/return profile and is appropriate only for shareholders willing to accept the greater risks associated with investing in emerging markets. Because of its focus on emerging markets, this fund can be extremely volatile and should only represent a small portion of a long-term investor’s well-diversified portfolio.

November 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.
Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until
March 1, 2013, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI EM)
Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America and the
Pacific Basin. Investors cannot invest directly in any index. For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.
3	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable capital gain distributions. JP Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds, to which international investors can gain exposure.
Investors cannot invest directly in any index. For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.
4	SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable capital gain distributions. JP Morgan EMBI Global Index tracks total regturns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady Bonds, loans and Eurobonds. Investors cannot invest directly in any index. For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc. – MSCI EM Index
††	Source: Lipper Inc. – MSCI EM Index and FactSet – JP Morgan GBI-EM Global Diversified Index and JP
Morgan EMBI Global Index

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus Total Emerging Markets Fund on 3/25/11 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”) as well as to a Hybrid Index reflecting the fund’s asset allocation baseline percentages (“Baseline”) as described below on 3/31/11.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class C shares and all other applicable fees and expenses on all classes.The MSCI EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.The Index includes net dividends reinvested.The Hybrid Index has been prepared by the fund for purposes of more accurate comparison to the fund’s overall portfolio composition.We have combined the performance of unmanaged indices reflecting the Baseline percentage which consists of the MSCI EM Index (50%). JP Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure (25%). JP Morgan EMBI Global Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds (25%). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund expenses, including expense reimbursements, if applicable, is contained in the Expenses section of the prospectus and elsewhere in this report.

6

Actual Aggregate Total Returns as of 10/31/11

	Inception	From
	Date	Inception
Class A shares
with maximum sales charge (5.75%)	3/25/11	–14.18%
without sales charge	3/25/11	–8.96%
Class C shares
with applicable redemption charge †	3/25/11	–10.27%
without redemption	3/25/11	–9.36%
Class I shares	3/25/11	–8.80%
Morgan Stanley Capital International
Emerging Markets Index	3/31/11	–13.31%††
Hybrid Index	3/31/11	–5.16%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusTotal Emerging Markets Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$7.78	$11.31	$6.61
Ending value (after expenses)	$871.40	$868.90	$872.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$8.39	$12.18	$7.12
Ending value (after expenses)	$1,016.89	$1,013.11	$1,018.15

† Expenses are equal to the fund’s annualized expense ratio of 1.65% for Class A, 2.40% for Class C and
1.40% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2011

		Coupon	Maturity	Principal
Bonds and Notes—36.7%		Rate (%)	Date	Amount ($)[a]		Value ($)
Argentina—1.2%
Argentine Government,
Sr. Unscd. Bonds, Ser. X		7.00	4/17/17	680,000		561,000
Argentine Government,
Sr. Unscd. Notes, Ser. 1		8.75	6/2/17	85,000		80,113
						641,113
Colombia—1.7%
Ecopetrol,
Sr. Unscd. Notes		7.63	7/23/19	385,000		463,155
Colombian Government,
Sr. Unscd. Bonds	COP	9.85	6/28/27	604,000,000		458,415
						921,570
Dominican Republic—.8%
Dominican Republic Government,
Sr. Unscd. Bonds		7.50	5/6/21	435,000		454,793
Georgia—.8%
Georgian Government,
Bonds		6.88	4/12/21	440,000		453,200
Indonesia—2.2%
Indonesian Government,
Sr. Unscd. Bonds, Ser. FR56	IDR	8.38	9/15/26	2,399,000,000		311,815
Indonesian Government,
Sr. Unscd. Notes		4.88	5/5/21	830,000		894,325
						1,206,140
Kazakhstan—1.2%
Development
Bank of Kazakhstan,
Sr. Unscd. Notes		5.50	12/20/15	175,000	[b]	183,750
KazMunayGas National,
Sr. Unscd. Bonds		6.38	4/9/21	430,000		459,025
						642,775
Malaysia—4.8%
Malaysian Government,
Sr. Unscd. Bonds,
Ser. 0509	MYR	3.21	5/31/13	2,220,000		726,693
Malaysian Government,
Bonds, Ser. 0211	MYR	3.43	8/15/14	5,635,000		1,850,370
						2,577,063

The Fund 9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Mexico—7.7%
Mexican Government,
Bonds, Ser. M	MXN	6.00	6/18/15	27,000,000		2,109,379
Mexican Government,
Bonds, Ser. M	MXN	7.00	6/19/14	7,470,000		595,413
Mexican Government,
Bonds, Ser. M 20	MXN	8.50	5/31/29	2,320,000		199,324
Mexican Government,
Bonds, Ser. M 30	MXN	10.00	11/20/36	3,150,000		303,697
Mexican Government,
Bonds, Ser. M 30	MXN	8.50	11/18/38	2,035,000		171,031
Petroleos Mexicanos,
Gtd. Notes		5.50	1/21/21	665,000		716,538
Petroleos Mexicanos,
Gtd. Notes		6.50	6/2/41	50,000		54,125
						4,149,507
Peru—.5%
Peruvian Government,
Sr. Unscd. Bonds	PEN	6.90	8/12/37	80,000		31,402
Peruvian Government,
Sr. Unscd. Bonds	PEN	6.95	8/12/31	635,000		250,875
						282,277
Philippines—.3%
Philippine Government,
Sr. Unscd. Notes	PHP	4.95	1/15/21	8,000,000		181,063
Poland—2.1%
Polish Government,
Bonds, Ser. 1013	PLN	5.00	10/24/13	3,545,000		1,125,471
Russia—2.2%
Russian Government,
Sr. Unscd. Bonds		7.50	3/31/30	701,400	[c]	832,913
Russian Government,
Sr. Unscd. Bonds	RUB	7.85	3/10/18	10,000,000		340,565
						1,173,478
South Africa—2.3%
South African Government,
Bonds, Ser. R213	ZAR	7.00	2/28/31	500,000		52,681
South African Government,
Sr. Unscd. Bonds, Ser. R207	ZAR	7.25	1/15/20	2,085,000		251,840

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]	Value ($)
South Africa (continued)
South African Government,
Bonds, Ser. R209	ZAR	6.25	3/31/36	8,040,000	761,498
South African Government,
Bonds, Ser. R204	ZAR	8.00	12/21/18	650,000	83,840
South African Government,
Bonds, Ser. R186	ZAR	10.50	12/21/26	700,000	105,121
					1,254,980
Sri Lanka—.8%
Sri Lanka Government,
Sr. Unscd. Notes		6.25	10/4/20	440,000	449,900
Thailand—1.0%
Thai Government,
Sr. Unscd. Bonds	THB	4.25	3/13/13	15,900,000	523,431
Turkey—2.1%
Turkish Government,
Bonds	TRY	10.00	4/10/13	885,000	500,703
Turkish Government,
Bonds	TRY	11.00	8/6/14	1,100,000	645,979
					1,146,682
Ukraine—1.0%
NAK Naftogaz Ukraine,
Govt. Gtd. Notes		9.50	9/30/14	515,000	512,425
United Kingdom—.5%
Ukreximbank
Via Biz Finance,
Sr. Unscd. Bonds		8.38	4/27/15	280,000	264,600
Uruguay—.7%
Uruguayan Government,
Unscd. Notes		8.00	11/18/22	270,000	359,100
Venezuela—2.8%
Petroleos de Venezuela,
Gtd. Notes		8.50	11/2/17	820,000	596,550
Venezuelan Government,
Sr. Unscd. Notes		12.75	8/23/22	1,025,000	907,125
					1,503,675
Total Bonds and Notes
(cost $20,613,839)					19,823,243

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks—48.7%	Shares		Value ($)
Brazil—7.3%
Banco Bradesco, ADR	35,590		647,738
Cia de Bebidas das Americas, ADR	13,700		461,964
Fleury	43,600		549,809
Obrascon Huarte Lain Brasil	26,900		900,140
Rossi Residencial	57,600		364,015
Tim Participacoes, ADR	38,264		996,394
			3,920,060
Chile—3.2%
Cencosud	150,160		959,283
ENTEL	39,050		773,110
			1,732,393
China—6.6%
China Petroleum & Chemical, Cl. H	580,000		549,872
Focus Media Holding, ADR	31,690	[d]	861,334
Great Wall Motor, Cl. H	437,500		585,819
Tencent Holdings	47,800		1,094,858
WuXi PharmaTech, ADR	38,310	[d]	476,193
			3,568,076
Colombia—.6%
Bancolombia, ADR	5,060		315,643
Hong Kong—4.2%
China Agri-Industries Holdings	1,735,000		1,353,240
China Vanadium
Titano-Magnetite Mining	2,903,000		581,558
Lonking Holdings	807,000		310,847
			2,245,645
Indonesia—2.4%
Bank Rakyat
Indonesia Persero	946,500		707,070
Indofood Sukses Makmur	1,051,500		615,187
			1,322,257
Malaysia—2.3%
Genting	351,500		1,224,968

12

Common Stocks (continued)	Shares		Value ($)
Peru—1.3%
Credicorp	6,420		698,368
Russia—5.8%
Gazprom, ADR	96,280		1,123,588
Lukoil, ADR	9,610		559,302
Mobile Telesystems, ADR	33,330		476,286
Rosneft Oil, GDR	92,650	[b]	659,205
Sberbank of Russia, ADR	31,320	[d]	338,119
			3,156,500
South Korea—10.8%
DGB Financial Group	86,210	[d]	1,071,659
Hyundai Mobis	3,765		1,086,337
KT&G	23,917		1,500,877
Samsung Electronics	2,515		2,181,604
			5,840,477
Taiwan—1.8%
Fubon Financial Holding	801,713		941,888
Thailand—1.7%
Asian Property Development	2,976,000		435,271
PTT Global Chemical	236,446	[d]	503,650
			938,921
United States—.7%
Market Vector India Small-Cap Index ETF	30,150	[d]	394,663
Total Common Stocks
(cost $29,287,921)			26,299,859

Preferred Stocks—6.5%
Brazil—6.5%
Banco do Estado do Rio Grande do Sul	62,000		653,639
Cia Paranaense de Energia, Cl. B	37,600		752,285
Vale, Cl. A	88,300		2,098,401
Total Preferred Stocks
(cost $3,953,400)			3,504,325

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—5.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,111,098)	3,111,098 [e]	3,111,098

Total Investments (cost $56,966,258)	97.6%	52,738,525
Cash and Receivables (Net)	2.4%	1,284,569
Net Assets	100.0%	54,023,094

ADR—American Depository Receipts
GDR—Global Depository Receipts

a Principal amount stated in U.S. Dollars unless otherwise noted.
COP—Colombian Peso
IDR—Indonesian Rupiah
MYR—Malaysian Ringgit
MXN—Mexican New Peso
PEN—Peruvian New Sol
PHP—Philippines Peso
PLN— Polish Zloty
RUB—Russian Ruble
THB—Thai Baht
TRY—Turkish Lira
ZAR—South African Rand
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2011, these securities were valued at $842,955 or 1.6% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Non-income producing security.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Foreign/Governmental	30.7	Industrial	4.6
Financial	11.3	Energy	3.3
Consumer Discretionary	11.3	Telecommunications	2.7
Information Technology	7.5	Utilities	2.1
Corporate Bonds	6.0	Health Care	1.0
Materials	5.9	Exchange Traded Funds	.7
Money Market Investment	5.7
Consumer Staples	4.8		97.6

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	53,855,160	49,627,427
Affiliated issuers	3,111,098	3,111,098
Cash		1,580,250
Cash denominated in foreign currencies	186,152	187,355
Receivable for investment securities sold		873,680
Dividends and interest receivable		358,780
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		56,398
Receivable for shares of Common Stock subscribed		2,087
Prepaid expenses		39,389
		55,836,464
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		56,213
Payable for investment securities purchased		1,628,368
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		73,235
Accrued expenses		55,554
		1,813,370
Net Assets ($)		54,023,094
Composition of Net Assets ($):
Paid-in capital		59,800,531
Accumulated undistributed investment income—net		782,286
Accumulated net realized gain (loss) on investments		(2,289,689)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(4,270,034)
Net Assets ($)		54,023,094

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	678,179	524,102	52,820,813
Shares Outstanding	59,590	46,261	4,634,564
Net Asset Value Per Share ($)	11.38	11.33	11.40

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS

From March 25, 2011 (commencement of operations) to October 31, 2011

Investment Income ($):
Income:
Interest	482,469
Cash dividends (net of $35,528 foreign taxes withheld at source):
Unaffiliated issuers	240,235
Affiliated issuers	1,148
Total Income	723,852
Expenses:
Management fee—Note 3(a)	183,510
Auditing fees	52,975
Legal fees	42,216
Registration fees	41,952
Custodian fees—Note 3(c)	13,424
Prospectus and shareholders’ reports	2,963
Distribution fees—Note 3(b)	2,289
Shareholder servicing costs—Note 3(c)	2,197
Directors’ fees and expenses—Note 3(d)	776
Loan commitment fees—Note 2	97
Miscellaneous	9,003
Total Expenses	351,402
Less—reduction in management fee due to undertaking—Note 3(a)	(90,407)
Less—reduction in fees due to earnings credits—Note 3(c)	(1)
Net Expenses	260,994
Investment Income—Net	462,858
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,967,884)
Net realized gain (loss) on forward foreign currency exchange contracts	(15,648)
Net Realized Gain (Loss)	(1,983,532)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(4,253,197)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(16,837)
Net Unrealized Appreciation (Depreciation)	(4,270,034)
Net Realized and Unrealized Gain (Loss) on Investments	(6,253,566)
Net (Decrease) in Net Assets Resulting from Operations	(5,790,708)

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

From March 25, 2011 (commencement of operations) to October 31, 2011

Operations ($):
Investment income—net	462,858
Net realized gain (loss) on investments	(1,983,532)
Net unrealized appreciation
(depreciation) on investments	(4,270,034)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,790,708)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	837,618
Class C Shares	572,076
Class I Shares	58,486,900
Cost of shares redeemed:
Class A Shares	(82,792)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	59,813,802
Total Increase (Decrease) in Net Assets	54,023,094
Net Assets ($):
Beginning of Period	—
End of Period	54,023,094
Undistributed investment income—net	782,286
Capital Share Transactions (Shares):
Class A
Shares sold	66,548
Shares redeemed	(6,958)
Net Increase (Decrease) in Shares Outstanding	59,590
Class C
Shares sold	46,261
Class I
Shares sold	4,634,564

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from March 25, 2011 (commencement of operations) to October 31, 2011.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Class A	Class C	Class I
	Shares	Shares	Shares
Per Share Data ($):
Net asset value, beginning of period	12.50	12.50	12.50
Investment Operations:
Investment income—net[a]	.18	.13	.19
Net realized and unrealized
gain (loss) on investments	(1.30)	(1.30)	(1.29)
Total from Investment Operations	(1.12)	(1.17)	(1.10)
Net asset value, end of period	11.38	11.33	11.40
Total Return (%)[b]	(8.96)[c]	(9.36)[c]	(8.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	2.60	3.38	1.88
Ratio of net expenses to average net assets[d]	1.65	2.40	1.40
Ratio of net investment income
to average net assets[d]	2.44	1.76	2.54
Portfolio Turnover Rate[b]	52.76	52.76	52.76
Net Assets, end of period ($ x 1,000)	678	524	52,821

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Exclusive of sales charge.
[d]	Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Emerging Markets Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund, which commenced operations on March 25, 2011. The fund’s investment objective seeks to maximize total return.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2011, MBC Investment Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A, 40,000 Class C and 1,120,000 Class I shares of the fund.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S.Treasury Bills) and forward foreign currency exchange contracts

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or Level 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

22

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	3,250,168		—	3,250,168
Equity Securities—
Foreign†	14,664,816	14,744,705	††	—	29,409,521
Foreign Government	—	16,573,075		—	16,573,075
Mutual Funds/
Exchange Traded
Funds	3,505,761	—		—	3,505,761
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	56,398		—	56,398
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(73,235)		—	(73,235)

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund's fair valuation procedures.
†††	Amount shown represents unrealized appreciation (depreciation) at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

24

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	3/25/2011	($)	Purchases ($)	Sales ($)	10/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		66,925,854	63,814,756	3,111,098		5.7

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The tax year for the period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $772,968, accumulated capital losses $2,245,845 and unrealized depreciation $4,304,560.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for fund start-up costs and foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $319,428, decreased accumulated net realized gain (loss) on investments by $306,157 and decreased paid-in capital by $13,271. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each,

26

a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, until March 1, 2013, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services plan fees, taxes, interest expense, commitment fees on borrowings, brokerage commissions and extraordinary expenses) exceed 1.40% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $90,407 during the period ended October 31, 2011.

During the period ended October 31, 2011, the Distributor retained $2,628 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2011, Class C shares were charged $2,289 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, Class A and Class C shares were charged $932 and $763, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2011, the fund was charged $376 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2011, the fund was charged $19 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2011, the fund was charged $13,424 pursuant to the custody agreement.

During the period ended October 31, 2011, the fund was charged $3,687 for services performed by the Chief Compliance Officer.

28

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $45,931, Rule 12b-1 distribution plan fees $299, shareholder services plan fees $235, custodian fees $7,500, chief compliance officer fees $2,098 and transfer agency per account fees $150.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2011, amounted to $70,881,869 and $14,670,269, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Brazilian Real,
Expiring 11/30/2011	110,000	61,398	63,566	2,168
Brazilian Real,
Expiring 11/30/2011	560,000	312,569	323,605	11,036
Chilean Peso,
Expiring 11/30/2011	164,650,000	321,079	334,893	13,814
Chilean Peso,
Expiring 11/30/2011	152,730,000	297,834	310,647	12,813
Indonesian Rupiah,
Expiring 1/18/2012	528,260,000	61,028	59,164	(1,864)
Polish Zloty,
Expiring 11/30/2011	640,000	200,830	200,502	(328)
Russian Ruble,
Expiring 12/15/2011	8,600,000	278,677	281,258	2,581
Russian Ruble,
Expiring 12/15/2011	6,000,000	193,798	196,227	2,429
Turkish Lira,
Expiring 11/30/2011	150,000	80,252	84,254	4,002
Sales:		Proceeds ($)
Colombian Peso,
Expiring 11/30/2011	263,530,000	138,154	141,189	(3,035)
Colombian Peso,
Expiring
12/22/2011	1,183,210,000	617,864	633,545	(15,681)
Euro,
Expiring 11/1/2011	231,033	327,235	319,680	7,555
Euro,
Expiring 11/30/2011	225,000	308,423	311,242	(2,819)
Malaysian Ringgit,
Expiring 11/30/2011	2,210,000	708,299	719,073	(10,774)
Malaysian Ringgit,
Expiring 11/30/2011	1,270,000	407,032	413,223	(6,191)
Mexican New Peso,
Expiring 11/30/2011	600,000	44,551	44,888	(337)

30

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Peruvian New Sol,
Expiring 11/30/2011	2,280,000	832,876	839,809	(6,933)
Peruvian New Sol,
Expiring 11/30/2011	560,000	204,566	206,269	(1,703)
Peruvian New Sol,
Expiring 12/22/2011	550,000	194,552	202,290	(7,738)
Philippines Peso,
Expiring 11/29/2011	8,660,000	200,207	202,752	(2,545)
Philippines Peso,
Expiring 12/22/2011	3,560,000	80,652	83,268	(2,616)
South Korean Won,
Expiring 11/1/2011	59,310,219	53,394	53,519	(125)
Russian Ruble,
Expiring 11/30/2011	8,100,000	259,345	265,728	(6,383)
Thai Baht,
Expiring 11/30/2011	3,010,000	97,065	97,632	(567)
South African Rand,
Expiring 11/30/2011	2,630,000	326,347	329,943	(3,596)
Gross Unrealized
Appreciation				56,398
Gross Unrealized
Depreciation				(73,235)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Forward contracts	3,417,555

At October 31, 2011, the cost of investments for federal income tax purposes was $56,992,884; accordingly, accumulated net unrealized depreciation on investments was $4,254,359, consisting of $548,597 gross unrealized appreciation and $4,802,956 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Total Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Total Emerging Markets Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2011, and the related statements of operations and changes in net assets and financial highlights for the period from March 25, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Total Emerging Markets Fund at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period from March 25, 2011 to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2011

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

36

The Fund 37

Dreyfus

Total Return

Advantage Fund

ANNUAL REPORT October 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
27	Statement of Financial Futures
28	Statement of Securities Sold Short
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statement of Changes in Net Assets
33	Financial Highlights
36	Notes to Financial Statements
63	Report of Independent Registered Public Accounting Firm
64	Important Tax Information
65	Board Members Information
67	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Total Return
Advantage Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Total Return Advantage Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery during the final months of 2010, but sentiment deteriorated sharply in 2011 due to disappointing global economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. International bond markets proved sensitive to these macroeconomic developments, as increasingly risk-averse investors flocked to traditional “safe havens,” such as U.S.Treasury securities and other high-quality developed nation sovereign debt. In contrast, bonds in emerging markets generally suffered, seemingly regardless of underlying credit fundamentals.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector, potentially supporting a renewed rally among corporate-backed bonds. To assess the impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by David Kwan and Lowell Bennett, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus Total Return Advantage Fund’s Class A shares achieved a total return of 4.06%, Class C shares returned 3.25% and Class I shares returned 4.38%.1 In comparison, the fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), produced a total return of 5.00% for the same period.2

Global fixed-income and currency markets proved volatile during the reporting period amid shifting investor perceptions of relative risks. The fund produced lower returns than its benchmark, primarily due to overweighted exposure to corporate- and mortgage-backed bonds later in the reporting period.

The Fund’s Investment Approach

The fund seeks to maximize total return from capital appreciation and income.To pursue its goal, the fund normally invests primarily in fixed income securities and other instruments that provide exposure to fixed income, including those that provide exposure to currency markets.

We employ an active core bond strategy to focus the fund’s investments on the U.S. fixed-income market. We also employ global bond and currency strategies to provide the fund with exposure to foreign and U.S. fixed-income and currency markets.

Shifting Sentiment Sparked Heightened Market Volatility

Positive economic momentum supported riskier assets, such as corporate bonds, early in the reporting period. However, their advance was interrupted in February 2011, when political unrest in the Middle East led to sharply rising energy prices, and again in March, when natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, most financial assets rebounded quickly from these unexpected shocks.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Investor sentiment began to deteriorate in earnest in late April when pressures mounted on the banking systems of several European nations. In addition, investors reacted cautiously to disappointing economic data in the United States and a contentious political debate regarding government spending and borrowing. Fixed-income and currency markets suffered bouts of heightened volatility when newly risk-averse investors shifted their focus to traditionally defensive investments, such as U.S.Treasury securities.Volatility was especially severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, riskier assets rebounded and traditional safe havens declined in October when some macroeconomic worries seemed to ease.

Higher Yielding Bonds Weighed on Fund Performance

The fund’s core bond portfolio participated to a substantial degree in the rally among U.S. government securities over the reporting period’s second half. However, overweighted exposure to higher yielding bonds, including investment-grade corporate securities and mortgage-backed securities, prevented the fund from participating more fully in the benefits of falling long-term interest rates.

The fund achieved better results from its global bond allocation strategy, where overweighted exposure to U.S. treasury bonds helped boost the fund’s participation in the flight to quality.The fund also benefited from an overweighted position in Germany and underweighted exposure to bonds in the United Kingdom.The fund’s currency strategy had a more mildly positive impact on the fund’s relative performance. Good results stemming from underweighted exposure to the U.S. dollar and an overweighted position in the Australian dollar were balanced by shortfalls stemming from changing tactical positions in the struggling euro.

Maintaining Caution in Turbulent Markets

We currently expect the global and U.S. economic recoveries to persist, but a number of headwinds could keep growth at subpar levels. As a result, interest rates appear likely to remain near historical lows for some time. Moreover, in the wake of the summertime flight to quality, traditional safe havens in fixed-income markets currently seem richly valued compared to historical norms.

4

Therefore, in the fund’s bond core portfolio, we have maintained an emphasis on higher yielding market sectors in order to capture more generous levels of income. To manage risks, we have established a relatively short duration posture in the core portfolio, with an emphasis on maturities in the five-year range.The fund’s global allocation strategy ended the reporting period with an overweighted position in the U.S. and German bond markets and relatively light exposure to the United Kingdom, reflecting a more troublesome inflation outlook in the latter country. Finally, our currency strategy ended the reporting period with an emphasis on the Japanese yen and Swedish krona, as well as underweighted exposure to the U.S. dollar and euro. In our judgment, these are prudent strategies given our relative value assessments of the global bond and currency markets.

November 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by
The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2013, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of
1-10 years. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus Total
Return Advantage Fund on 3/15/06 (inception date) to a $10,000 investment made in the Barclays Capital U.S.
Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in fixed-income securities and instruments that provide investment exposure to fixed-income
markets.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on
Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/11

	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (4.5%)	3/15/06	–0.60%		5.25%	5.35%
without sales charge	3/15/06	4.06%		6.22%	6.22%
Class C shares
with applicable redemption charge †	3/15/06	2.28%		5.42%	5.42%
without redemption	3/15/06	3.25%		5.42%	5.42%
Class I shares	3/15/06	4.38%		6.49%	6.49%
Barclays Capital
U.S. Aggregate Bond Index	2/28/06	5.00%		6.41%	6.26%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 2/28/06 is used as the beginning value on 3/15/06.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusTotal Return Advantage Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.11	$7.94	$2.83
Ending value (after expenses)	$1,038.00	$1,033.40	$1,039.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.08	$7.88	$2.80
Ending value (after expenses)	$1,021.17	$1,017.39	$1,022.43

† Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C and .55%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2011

	Coupon	Maturity	Principal
Bonds and Notes—95.8%	Rate (%)	Date	Amount ($)		Value ($)
Aerospace & Defense—.2%
Boeing,
Sr. Unscd. Notes	3.75	11/20/16	75,000		82,539
United Technologies,
Sr. Unscd. Notes	6.13	7/15/38	35,000		43,118
					125,657
Agriculture—.4%
Altria Group,
Gtd. Notes	8.50	11/10/13	88,000		100,708
Altria Group,
Gtd. Notes	9.95	11/10/38	50,000		76,196
Reynolds American,
Gtd. Notes	7.63	6/1/16	75,000		89,430
					266,334
Asset—Backed Certificates—.4%
SLM Student Loan Trust,
Ser. 2007-2, Cl. A2	0.42	7/25/17	204,597	[a]	202,814
SLM Student Loan Trust,
Ser. 2003-7, Cl. A4	0.55	3/15/19	77,712	[a]	77,693
					280,507
Asset-Backed Ctfs./
Auto Receivables—.2%
Americredit Automobile Receivables
Trust, Ser. 2007-CM, Cl. A4A	5.55	4/7/14	25,995		26,404
Americredit Automobile Receivables
Trust, Ser. 2007-DF, Cl. A4A	5.56	6/6/14	31,474		32,267
Nissan Auto Receivables Owner
Trust, Ser. 2007-B, Cl. A4	5.16	3/17/14	55,336		55,433
					114,104
Asset-Backed Ctfs./Credit Cards—.4%
Chase Issuance Trust,
Ser. 2007-A10, Cl. A10	0.28	6/16/14	114,000	[a]	113,942
MBNA Credit Card Master Note
Trust, Ser. 2002-A3, Cl. A3	0.48	9/15/14	200,000	[a]	200,162
					314,104

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Automotive—.2%
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	45,000	64,608
Johnson Controls,
Sr. Unscd. Notes	5.50	1/15/16	100,000	112,035
				176,643
Banks—3.8%
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	40,000	40,107
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	40,000	39,866
Bank of America,
Sub. Notes	7.25	10/15/25	65,000	64,435
Barclays Bank,
Sr. Unscd. Notes	5.20	7/10/14	120,000	126,785
Capital One Capital V,
Gtd. Notes	10.25	8/15/39	20,000	20,825
Capital One Financial,
Sr. Unscd. Notes	2.13	7/15/14	50,000	49,964
Capital One Financial,
Sr. Unscd. Notes	7.38	5/23/14	75,000	83,992
China Development Bank,
Sr. Unscd. Notes	4.75	10/8/14	25,000	26,805
Citigroup,
Sub. Notes	5.00	9/15/14	30,000	30,590
Citigroup,
Sub. Notes	5.50	2/15/17	65,000	66,684
Citigroup,
Sr. Unscd. Notes	6.00	8/15/17	50,000	54,481
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	75,000	82,704
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	26,000	32,137
Comerica Bank,
Sub. Notes	5.75	11/21/16	15,000	16,619
Credit Suisse/New York,
Sr. Unscd. Notes	3.50	3/23/15	50,000	50,904
Deutsche Bank AG London,
Sr. Unscd. Notes	5.38	10/12/12	50,000	51,691

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	10,000	11,355
Export-Import Bank of Korea,
Sr. Unscd. Notes	4.38	9/15/21	250,000	251,238
Export-Import Bank of Korea,
Sr. Unscd. Notes	8.13	1/21/14	90,000	100,445
Fifth Third Bancorp,
Sr. Unscd. Notes	6.25	5/1/13	30,000	31,837
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	10/15/13	100,000	104,254
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	160,000	154,198
HSBC Bank USA,
Sub. Notes	4.63	4/1/14	100,000	103,615
HSBC Holdings,
Sub. Notes	5.25	12/12/12	50,000	51,653
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.70	1/20/15	125,000	130,329
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	35,000	39,215
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.30	4/23/19	50,000	56,742
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	25,000	30,212
Korea Development Bank,
Sr. Unscd. Notes	8.00	1/23/14	100,000	111,631
Landwirtschaftliche Rentenbank,
Gtd. Notes	1.88	9/17/18	100,000	98,317
Landwirtschaftliche Rentenbank,
Govt. Gtd. Notes	4.13	7/15/13	25,000	26,477
Morgan Stanley,
Sr. Unscd. Notes	6.00	4/28/15	150,000	158,213
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	75,000	78,269
PNC Funding,
Bank Gtd. Notes	2.70	9/19/16	100,000	101,328
PNC Funding,
Bank Gtd. Notes	5.63	2/1/17	15,000	16,473

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
Royal Bank of Scotland,
Gtd. Notes, Ser. 2	3.40	8/23/13	50,000		49,707
Sovereign Bank,
Sub. Notes	8.75	5/30/18	50,000		57,080
UBS AG/Stamford,
Sr. Unscd. Notes	4.88	8/4/20	50,000		51,450
Wachovia,
Sub. Notes	5.63	10/15/16	25,000		27,235
Wells Fargo & Co.,
Sr. Unscd. Notes	5.25	10/23/12	20,000		20,782
Wells Fargo & Co.,
Sr. Unscd. Notes	5.38	2/7/35	25,000		26,904
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	55,000		63,413
Wells Fargo Capital X,
Gtd. Cap. Secs.	5.95	12/1/86	20,000		20,409
					2,811,370
Building & Construction—.2%
CRH America,
Gtd. Notes	6.00	9/30/16	100,000		107,469
Chemicals-Fibers & Diversified—.4%
Dow Chemical,
Sr. Unscd. Notes	5.90	2/15/15	100,000		111,368
E.I. Du Pont De Nemours & Co.,
Sr. Unscd. Notes	6.00	7/15/18	100,000		122,501
Rohm and Haas,
Sr. Unscd. Notes	6.00	9/15/17	75,000		85,353
					319,222
Commercial Mortgage
Pass-Through Ctfs.—3.3%
Banc of America Commercial
Mortgage, Ser. 2005-1, Cl. A4	5.23	11/10/42	200,000	[a]	207,405
Bear Stearns Commercial Mortgage
Securities, Ser. 2002-TOP6, Cl. A2	6.46	10/15/36	213,472		215,111
Credit Suisse Mortgage Capital
Certificates, Ser. 2007-C1, Cl. A3	5.38	2/15/40	250,000		258,021
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3, Cl. A3	5.82	6/15/38	100,000	[a]	109,520

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2003-CB7, Cl. A4	4.88	1/12/38	343,070	[a]	362,233
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	102,000	[a]	112,765
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A1A	4.48	10/15/29	194,424		201,352
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2007-5, Cl. A3	5.36	8/12/48	100,000		103,433
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4	5.90	6/12/46	100,000	[a]	113,585
Morgan Stanley Capital I,
Ser. 2003-IQ4, Cl. A2	4.07	5/15/40	329,645		340,586
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A3	5.19	10/12/52	110,000	[a]	112,136
Morgan Stanley Capital I,
Ser. 2006-HQ8, Cl. AJ	5.50	3/12/44	65,000	[a]	50,709
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A1	4.18	3/12/35	68,784		69,711
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	17,623		17,638
Wachovia Bank Commercial Mortgage
Trust, Ser. 2003-C8, Cl. A3	4.45	11/15/35	127,194		127,695
					2,401,900
Computers—.1%
Hewlett-Packard,
Sr. Unscd. Notes	2.35	3/15/15	100,000		102,002
Consumer Discretionary—.2%
Kimberly-Clark,
Sr. Unscd. Notes	6.13	8/1/17	100,000		121,158
Diversified Financial
Services—2.3%
American Express Credit,
Sr. Unscd. Notes	2.80	9/19/16	275,000		279,586

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
American Express Credit,
Sr. Unscd. Notes	5.13	8/25/14	135,000	146,813
American Express Credit,
Sr. Unscd. Notes, Ser. C	7.30	8/20/13	50,000	54,759
Ameriprise Financial,
Sr. Unscd. Notes	5.65	11/15/15	15,000	16,977
Bear Stearns,
Sr. Unscd. Notes	5.70	11/15/14	100,000	109,469
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	10,000	11,557
Blackrock,
Sr. Unscd. Notes	6.25	9/15/17	10,000	11,587
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	100,000	128,020
Credit Suisse USA,
Bank Gtd. Notes	4.88	1/15/15	50,000	52,627
General Electric Capital,
Sr. Unscd. Notes	2.10	1/7/14	100,000	101,190
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	65,000	71,967
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	105,000	113,083
General Electric Capital,
Sr. Unscd. Notes	6.88	1/10/39	50,000	60,640
HSBC Finance,
Sr. Unscd Note	6.68	1/15/21	55,000	56,036
John Deere Capital,
Sr. Unscd. Notes	2.25	6/7/16	50,000	51,244
JPMorgan Chase & Co.,
Sr. Unscd. Notes	5.38	10/1/12	100,000	104,294
MBNA,
Sr. Unscd. Notes	5.00	6/15/15	50,000	49,292
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	20,000	20,303
Merrill Lynch & Co.,
Notes	6.88	4/25/18	100,000	102,858
Simon Property Group,
Sr. Unscd. Notes	10.35	4/1/19	100,000	136,135
				1,678,437

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Metals & Mining—.8%
Alcoa,
Sr. Unscd. Notes	5.55	2/1/17	29,000	30,635
BHP Billiton Finance USA,
Gtd. Notes	5.50	4/1/14	150,000	166,488
Newmont Mining,
Gtd. Notes	5.13	10/1/19	100,000	110,777
Rio Tinto Finance USA,
Gtd. Notes	3.75	9/20/21	175,000	182,189
Vale Overseas,
Gtd. Notes	6.25	1/23/17	35,000	39,331
Vale Overseas,
Gtd. Notes	6.88	11/21/36	50,000	57,315
				586,735
Electric Utilities—1.8%
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 05-C	5.38	12/15/15	20,000	22,923
Constellation Energy Group,
Sr. Unscd. Notes	7.60	4/1/32	50,000	60,302
Dominion Resources,
Sr. Unscd. Notes, Ser. F	5.25	8/1/33	48,000	53,443
Dominion Resources,
Sr. Unscd. Notes, Ser. B	5.95	6/15/35	50,000	60,016
Duke Energy,
Sr. Unscd. Notes	6.30	2/1/14	100,000	110,688
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	50,000	54,513
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	50,000	63,027
Hydro-Quebec,
Gov’t. Gtd. Debs., Ser. I0	8.05	7/7/24	150,000	221,931
Hydro-Quebec,
Gov’t. Gtd. Debs., Ser. HY	8.40	1/15/22	60,000	86,639
Indiana Michigan Power,
Sr. Unscd. Notes	7.00	3/15/19	50,000	60,912
Nevada Power,
Mortgage Notes	7.13	3/15/19	50,000	62,229
NextEra Energy
Capital Holdings,
Gtd. Debs	7.88	12/15/15	100,000	119,663

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities (continued)
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	50,000		61,602
Progress Energy Carolina,
First Mortgage Bonds	3.00	9/15/21	100,000		101,280
Southern California Edison,
First Mortgage Bonds, Ser. 05-A	5.00	1/15/16	35,000		39,685
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	50,000		54,848
SouthWestern Public Service,
Sr. Unscd. Notes, Ser. G	8.75	12/1/18	50,000		67,638
					1,301,339
Food & Beverages—.9%
Anheuser-Busch InBev Worldwide,
Gtd. Notes	4.13	1/15/15	100,000		109,039
Bottling Group,
Gtd. Notes	6.95	3/15/14	100,000		113,648
Coca-Cola,
Sr. Notes	3.30	9/1/21	100,000	[b]	103,829
HJ Heinz,
Sr. Unscd. Notes	3.13	9/12/21	100,000		98,784
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	100,000		118,106
Pepsico,
Sr. Unscd. Notes	4.65	2/15/13	100,000		105,147
					648,553
Foreign/Governmental—3.4%
Asian Development Bank,
Sr. Notes	2.50	3/15/16	150,000		159,027
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	65,000		68,557
Brazilian Government,
Sr. Unscd. Bonds	6.00	1/17/17	100,000		116,750
Brazilian Government,
Unscd. Bonds	10.13	5/15/27	75,000		121,500
Canadian Government,
Sr. Unscd. Notes	2.38	9/10/14	100,000		105,185
Corp Andina de Fomento,
Sr. Unscd. Notes	5.20	5/21/13	125,000		131,773

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental (continued)
Council of Europe Development
Bank, Sr. Unscd. Note	1.25	9/22/16	100,000	99,172
European Investment Bank,
Sr. Unscd. Notes	1.13	8/15/14	50,000	50,526
European Investment Bank,
Sr. Unsub. Notes	1.25	10/14/16	100,000	99,498
European Investment Bank,
Sr. Unscd. Notes	3.00	4/8/14	150,000	158,143
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	140,000	166,178
Italian Government,
Sr. Unscd. Notes	5.38	6/15/33	50,000	43,737
Italian Government,
Sr. Unscd. Notes	6.88	9/27/23	50,000	50,044
KFW,
Gov’t Gtd. Notes	2.75	9/8/20	200,000	206,192
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	100,000	116,620
Mexican Government,
Sr. Unscd. Notes	5.63	1/15/17	100,000	114,500
Mexican Government,
Sr. Unscd. Notes	5.95	3/19/19	56,000	65,884
Mexican Government,
Sr. Unscd. Notes	6.63	3/3/15	50,000	57,125
Peruvian Government,
Sr. Unscd. Bonds	8.75	11/21/33	36,000	54,270
Province of Manitoba Canada,
Sr. Unscd. Debs., Ser. FH	4.90	12/6/16	5,000	5,792
Province of
New Brunswick Canada,
Sr. Unscd. Bonds	2.75	6/15/18	50,000	51,606
Province of Ontario Canada,
Sr. Unscd. Bonds	4.40	4/14/20	160,000	180,034
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	150,000	212,526
Province of Quebec Canada,
Unscd. Debs., Ser. PD	7.50	9/15/29	50,000	76,345
				2,510,984

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care—1.8%
Abbott Laboratories,
Sr. Unscd. Notes	6.15	11/30/37	50,000		64,081
Aetna,
Sr. Unscd. Notes	6.00	6/15/16	15,000		17,357
Amgen,
Sr. Unscd. Notes	5.65	6/15/42	75,000		91,030
Astrazeneca,
Sr. Unscd. Notes	5.40	6/1/14	25,000		27,872
Astrazeneca,
Sr. Unscd. Notes	5.90	9/15/17	10,000		12,145
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	30,000		40,608
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	18,000		22,951
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	100,000		120,012
Merck & Co.,
Sr. Unscd. Notes	4.38	2/15/13	100,000		104,967
Merck & Co.,
Gtd. Notes	6.50	12/1/33	50,000	[a]	68,612
Pfizer,
Sr. Unscd. Notes	7.20	3/15/39	50,000		74,956
Teva Pharmaceutical Finance,
Gtd. Notes	3.00	6/15/15	350,000		367,338
Thermo Fisher Scientific,
Sr. Unscd. Notes	3.60	8/15/21	150,000		155,640
UnitedHealth Group,
Sr. Unscd. Notes	5.38	3/15/16	26,000		30,010
WellPoint,
Sr. Unscd. Notes	2.38	2/15/17	25,000		24,803
Wyeth,
Gtd. Notes	5.50	2/1/14	100,000		110,334
					1,332,716
Industrial—.3%
Danaher,
Sr. Notes	1.30	6/23/14	50,000		50,596
Deere & Co.
Sr. Unscd. Notes	4.38	10/16/19	120,000		135,673

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Industrial (continued)
Waste Management,
Gtd. Notes	4.75	6/30/20	50,000	54,632
				240,901
Media—1.1%
Comcast,
Gtd. Notes	6.30	11/15/17	30,000	35,490
Comcast,
Gtd. Notes	6.45	3/15/37	50,000	59,978
Comcast,
Gtd. Notes	6.95	8/15/37	20,000	25,286
DIRECTV Holdings,
Gtd. Notes	3.55	3/15/15	145,000	152,159
Discovery
Communications,
Gtd. Notes	3.70	6/1/15	140,000	147,903
Grupo Televisa,
Sr. Unscd. Notes	6.63	3/18/25	10,000	10,900
News America,
Gtd. Notes	6.15	3/1/37	110,000	121,208
Time Warner Cable,
Gtd. Debs	6.75	6/15/39	110,000	134,167
Time Warner,
Gtd. Debs	6.10	7/15/40	75,000	86,911
Time Warner,
Gtd. Notes	7.63	4/15/31	20,000	25,785
				799,787
Municipal Bonds—.1%
California,
GO (Various Purpose)	5.45	4/1/15	20,000	22,069
California,
GO (Build America Bonds)	7.30	10/1/39	50,000	58,974
California,
GO (Build America Bonds)	7.55	4/1/39	20,000	24,392
				105,435
Office Equipment—.2%
Xerox,
Sr. Unscd. Notes	4.25	2/15/15	130,000	137,187

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas—1.9%
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	100,000		115,045
Baker Hughes,
Sr. Unscd. Notes	3.20	8/15/21	150,000	[b]	154,451
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	50,000		68,594
Encana,
Sr. Unscd. Notes	6.50	2/1/38	25,000		30,420
Hess,
Sr. Unscd. Notes	8.13	2/15/19	75,000		96,678
Nexen,
Sr. Unscd. Notes	6.40	5/15/37	25,000		26,964
Pemex Project Funding Master
Trust, Gtd. Notes	5.75	3/1/18	35,000		38,850
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	25,000		27,000
Petrobras International Finance,
Gtd. Notes	6.88	1/20/40	100,000		116,896
Sempra Energy,
Sr. Unscd. Notes	6.15	6/15/18	50,000		58,894
Shell International Finance,
Gtd. Notes	6.38	12/15/38	50,000		68,859
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	25,000		31,102
Total Capital,
Gtd. Notes	3.00	6/24/15	400,000		424,767
Transocean,
Gtd. Notes	6.00	3/15/18	90,000		95,808
					1,354,328
Paper & Paper Related—.2%
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	100,000		120,181
Pipelines—.7%
El Paso Natural Gas,
Sr. Unscd. Notes	5.95	4/15/17	35,000		39,102
Energy Transfer Partners,
Sr. Unscd. Notes	5.95	2/1/15	100,000		108,453
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	50,000		55,158

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pipelines (continued)
Kinder Morgan
Energy Partners,
Sr. Unscd. Notes	5.80	3/15/35	60,000	63,111
Oneok,
Sr. Unscd. Notes	6.00	6/15/35	45,000	50,481
TransCanada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	50,000	71,758
Williams Partners,
Sr. Unscd. Notes	3.80	2/15/15	150,000	157,388
				545,451
Property & Casualty
Insurance—1.3%
Ace INA Holdings,
Gtd. Notes	5.88	6/15/14	15,000	16,599
Aflac,
Sr. Unscd. Notes	8.50	5/15/19	50,000	62,767
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	50,000	54,759
American International Group,
Sr. Unscd. Notes	5.05	10/1/15	50,000	49,873
Berkshire Hathaway Finance,
Gtd. Notes	5.40	5/15/18	50,000	57,230
Berkshire Hathaway,
Sr. Unscd. Notes	2.20	8/15/16	100,000	101,893
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	50,000	60,143
MetLife,
Sr. Unscd. Notes	5.70	6/15/35	50,000	57,428
MetLife,
Sr. Unscd. Notes	6.75	6/1/16	300,000	349,522
MetLife,
Jr. Sub. Debs	10.75	8/1/69	50,000	66,166
Progressive,
Sr. Unscd. Notes	6.25	12/1/32	16,000	19,040
Prudential Financial,
Sr. Unscd. Notes	5.70	12/14/36	50,000	52,785
Travelers,
Sr. Unscd. Notes	5.80	5/15/18	20,000	23,300
				971,505

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Retail—.9%
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000		116,906
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	100,000		114,226
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	75,000		89,616
Target,
Sr. Unscd. Notes	6.50	10/15/37	50,000		66,564
Wal-Mart Stores,
Sr. Unscd. Notes	3.63	7/8/20	10,000		10,727
Wal-Mart Stores,
Sr. Notes	5.00	10/25/40	225,000		256,817
					654,856
Technology—.5%
HP Enterprise Services,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	100,000	[a]	107,921
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	100,000		121,392
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	100,000		120,105
					349,418
Telecommunications—2.0%
America Movil SAB de CV,
Gtd. Notes	6.38	3/1/35	10,000		12,010
AT&T,
Sr. Unscd. Notes	5.35	9/1/40	170,000		186,310
AT&T,
Sr. Unscd. Notes	5.55	8/15/41	100,000		113,265
AT&T,
Gtd. Notes	8.00	11/15/31	6,000	[a]	8,575
Centurylink,
Sr. Unscd. Notes	6.45	6/15/21	100,000		100,346
Cisco Systems,
Sr. Unscd. Notes	5.90	2/15/39	50,000		62,716
Deutsche Telekom International
Finance, Gtd. Bonds	9.25	6/1/32	20,000		30,139
France Telecom,
Sr. Unscd. Notes	2.13	9/16/15	200,000		201,408

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	100,000		100,597
Telefonica Emisiones,
Gtd. Notes	3.73	4/27/15	350,000		347,110
Verizon Communications,
Sr. Unscd. Notes	6.40	2/15/38	50,000		62,782
Verizon Global Funding,
Sr. Unscd. Notes	4.38	6/1/13	25,000		26,343
Vodafone Group,
Sr. Unscd. Notes	5.75	3/15/16	150,000		174,189
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	50,000		63,221
					1,489,011
Transportation—.3%
Burlington Northern Santa Fe,
Sr. Unscd. Debs	7.95	8/15/30	50,000		71,021
Burlington Northern Sante Fe,
Sr. Unscd. Notes	5.75	3/15/18	75,000		87,200
Norfolk Southern,
Sr. Unscd. Bonds	4.84	10/1/41	66,000	[b]	70,128
Union Pacific,
Sr. Unscd. Notes	4.16	7/15/22	9,000	[b]	9,543
Union Pacific,
Sr. Unscd. Bonds	5.45	1/31/13	9,000		9,507
					247,399
U.S. Government Agencies—7.2%
Federal Home Loan Banks,
Bonds	5.50	7/15/36	100,000		117,940
Federal Home Loan Mortgage Corp.,
Notes	2.88	2/9/15	500,000	[c]	533,228
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	144,000	[c]	162,095
Federal Home Loan Mortgage Corp.,
Notes	5.05	1/26/15	1,700,000	[c]	1,921,473
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	100,000	[c]	140,406
Federal National Mortgage
Association, Notes	4.75	2/21/13	1,700,000	[c]	1,798,119

The Fund 23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Bonds	5.00	5/11/17	425,000	[c]	503,425
Federal National Mortgage
Association, Bonds	6.25	5/15/29	100,000	[c]	136,693
					5,313,379
U.S. Government Agencies/
Mortgage-Backed—43.5%
Federal Home Loan Mortgage Corp.:
4.50%, 12/1/19—8/1/25			487,496	[c]	520,289
4.99%, 6/1/38			129,066	[a,c]	137,640
5.00%, 11/1/19—7/1/35			426,342	[c]	460,787
5.50%, 12/1/27—9/1/38			1,882,035	[c]	2,036,784
5.63%, 2/1/37			26,042	[a,c]	28,126
5.73%, 2/1/37			25,063	[a,c]	26,566
5.92%, 1/1/37			21,843	[a,c]	23,017
6.00%, 10/1/19—9/1/34			99,104	[c]	108,377
6.50%, 8/1/12—8/1/32			414,545	[c]	468,285
7.00%, 1/1/36			75,709	[c]	87,417
Federal National Mortgage Association:
3.50%			2,510,000	[c,d]	2,606,853
4.00%			4,340,000	[c,d]	4,539,505
4.50%			4,520,000	[c,d]	4,794,853
5.00%			3,098,000	[c,d]	3,332,597
6.00%			440,000	[c,d]	482,213
2.38%, 12/1/34			78,485	[a,c]	82,288
4.00%, 4/1/19			233,950	[c]	250,236
4.50%, 6/1/29—10/1/40			1,246,172	[c]	1,319,901
5.00%, 9/1/29—8/1/40			1,507,276	[c]	1,623,979
5.50%, 7/1/17—4/1/38			1,535,245	[c]	1,671,849
5.52%, 10/1/37			45,223	[a,c]	48,203
5.57%, 4/1/37			31,388	[a,c]	33,815
5.74%, 9/1/38			135,869	[a,c]	145,867
6.00%, 11/1/16—1/1/36			1,139,972	[c]	1,260,181

24

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
6.50%, 7/1/33—8/1/38	317,385	[c]	352,741
7.00%, 4/1/32	41,158	[c]	47,475
Government National
Mortgage Association I:
4.00%	750,000	[d]	800,156
4.50%	1,690,000	[d]	1,837,347
5.50%	190,000	[d]	210,900
6.00%	280,000	[d]	312,856
6.50%	120,000	[d]	134,934
5.00%, 11/15/35—5/15/39	1,636,540		1,803,506
5.50%, 2/15/33—4/15/38	288,888		322,169
			31,911,712
U.S. Government Securities—14.8%
U.S. Treasury Bonds:
3.88%, 8/15/40	1,350,000		1,522,969
4.75%, 2/15/37	1,400,000		1,801,625
7.88%, 2/15/21	2,550,000		3,816,633
U.S. Treasury Notes;
2.38%, 10/31/14	3,500,000		3,702,073
			10,843,300
Total Bonds and Notes
(cost $67,523,000)			70,283,084

Short-Term Investments—.2%
U.S. Treasury Bills:
0.00%, 3/8/12	55,000	[e]	54,996
0.01%, 3/22/12	110,000	[e]	109,986
Total Short-Term Investments
(cost $164,993)			164,982

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Other Investment—27.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $20,068,547)	20,068,547 [f]	20,068,547

Total Investments (cost $87,756,540)	123.4%	90,516,613
Liabilities, Less Cash and Receivables	(23.4%)	(17,159,774)
Net Assets	100.0%	73,356,839

GO General Obligation

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2011, these securities were valued at $337,951 or .5% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Purchased on a forward commitment basis.
e Held by a broker as collateral for open financial futures positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	65.5	Asset/Mortgage-Backed	4.3
Short-Term/		Foreign/Governmental	3.4
Money Market Investments	27.6	Municipal Bonds	.1
Corporate Bonds	22.5		123.4

† Based on net assets.
See notes to financial statements.

26

STATEMENT OF FINANCIAL FUTURES

October 31, 2011

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2011 ($)
Financial Futures Long
Australian 10 Year Bonds	39	4,618,981	December 2011	(139,208)
Canadian 10 Year Bonds	7	925,417	December 2011	(11,075)
Euro-Bond	26	4,912,781	December 2011	48,727
Euro-Schatz	24	3,672,055	December 2011	2,004
U.S. Treasury 2 Year Notes	36	7,930,125	December 2011	(6,263)
U.S. Treasury 5 Year Notes	39	4,781,766	December 2011	(12,925)
U.S. Treasury 10 Year Notes	44	5,678,750	December 2011	(12,772)
U.S. Treasury 30 Year Bonds	7	973,219	December 2011	(21,515)
Financial Futures Short
Australian 3 Year Bonds	33	(3,707,408)	December 2011	38,622
Euro-Bobl	24	(4,095,348)	December 2011	(28,340)
Japanese 10 Year Mini Bond	12	(2,188,394)	December 2011	7,777
Long Gilt	46	(9,529,070)	December 2011	56,198
U.S. Treasury 5 Year Notes	49	(6,007,860)	December 2011	(843)
U.S. Treasury 10 Year Notes	28	(4,646,250)	December 2011	23,457
Gross Unrealized Appreciation				176,785
Gross Unrealized Depreciation				(232,941)

See notes to financial statements.

The Fund 27

STATEMENT OF SECURITIES SOLD SHORT

October 31, 2011

	Principal
Bonds and Notes	Amount ($)		Value ($)
Federal National Mortgage Association:
5.50%	420,000	[a,b]	455,459
6.00%	240,000	[a,b]	259,987
6.50%	270,000	[a,b]	297,591
Government National Mortgage Association:
5.00%	520,000	[a,b]	571,513
Total Securities Sold Short
(proceeds $1,579,720)			1,584,550

a The FHFA placed Federal National Mortgage Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
b Sold on a delayed delivery basis.

See notes to financial statements.

28

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	67,687,993	70,448,066
Affiliated issuers	20,068,547	20,068,547
Cash		651,787
Cash on initial margin—Note 4		950,909
Receivable from broker for proceeds on securities sold short		1,579,720
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		988,345
Receivable for investment securities sold		690,471
Dividends and interest receivable		452,333
Receivable for shares of Common Stock subscribed		48,091
Prepaid expenses		16,976
		95,895,245
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		41,266
Payable for open mortgage—backed dollar rolls—Note 4		18,561,932
Securities Sold Short, at value (proceeds $1,579,720)—
See Statement of Securities Sold Short—Note 4		1,584,550
Payable for investment securities purchased		1,097,476
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		1,081,103
Payable for shares of Common Stock redeemed		54,800
Payable for futures variation margin—Note 4		46,067
Accrued expenses		71,212
		22,538,406
Net Assets ($)		73,356,839
Composition of Net Assets ($):
Paid-in capital		70,359,565
Accumulated undistributed investment income—net		559,926
Accumulated net realized gain (loss) on investments		(169,593)
Accumulated net unrealized appreciation (depreciation) on investments, foreign currency transactions and securities sold short
[including ($56,156) net unrealized (depreciation) on financial futures]		2,606,941
Net Assets ($)		73,356,839

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	49,440,501	8,237,079	15,679,259
Shares Outstanding	3,627,150	607,687	1,148,816
Net Asset Value Per Share ($)	13.63	13.55	13.65

See notes to financial statements.

The Fund 29

STATEMENT OF OPERATIONS

Year Ended October 31, 2011

Investment Income ($):
Income:
Interest	1,844,891
Dividends;
Affiliated issuers	7,703
Total Income	1,852,594
Expenses:
Management fee—Note 3(a)	279,430
Shareholder servicing costs—Note 3(c)	180,161
Distribution fees—Note 3(b)	61,930
Auditing fees	45,756
Registration fees	28,234
Prospectus and shareholders’ reports	25,994
Custodian fees—Note 3(c)	15,129
Directors’ fees and expenses—Note 3(d)	3,518
Legal fees	2,280
Loan commitment fees—Note 2	1,117
Miscellaneous	67,292
Total Expenses	710,841
Less—reduction in management fee due to undertaking—Note 3(a)	(175,758)
Less—reduction in fees due to earnings credits—Note 3(c)	(36)
Net Expenses	535,047
Investment Income—Net	1,317,547
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	1,084,741
Short sale transactions	(33,042)
Net realized gain (loss) on financial futures	(40,123)
Net realized gain (loss) on forward foreign currency exchange contracts	255,794
Net Realized Gain (Loss)	1,267,370
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(164,605)
Net unrealized appreciation (depreciation) on financial futures	(101,179)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(197,191)
Net unrealized appreciation (depreciation) on securities sold short	576
Net Unrealized Appreciation (Depreciation)	(462,399)
Net Realized and Unrealized Gain (Loss) on Investments	804,971
Net Increase in Net Assets Resulting from Operations	2,122,518

See notes to financial statements.

30

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	1,317,547	1,522,241
Net realized gain (loss) on investments	1,267,370	2,240,935
Net unrealized appreciation
(depreciation) on investments	(462,399)	1,402,785
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,122,518	5,165,961
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,372,828)	(1,363,911)
Class C Shares	(213,881)	(227,909)
Class I Shares	(301,960)	(162,710)
Net realized gain on investments:
Class A Shares	(1,833,450)	(695,283)
Class C Shares	(371,291)	(153,314)
Class I Shares	(306,422)	(90,128)
Total Dividends	(4,399,832)	(2,693,255)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	30,113,633	30,872,674
Class C Shares	2,395,055	9,355,826
Class I Shares	10,734,150	9,055,449
Dividends reinvested:
Class A Shares	3,049,428	1,975,470
Class C Shares	434,980	279,604
Class I Shares	487,169	147,179
Cost of shares redeemed:
Class A Shares	(30,216,195)	(31,435,932)
Class C Shares	(5,108,021)	(6,383,709)
Class I Shares	(2,844,896)	(3,952,794)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	9,045,303	9,913,767
Total Increase (Decrease) in Net Assets	6,767,989	12,386,473
Net Assets ($):
Beginning of Period	66,588,850	54,202,377
End of Period	73,356,839	66,588,850
Undistributed investment income—net	559,926	623,329

The Fund 31

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	2,222,398	2,265,276
Shares issued for dividends reinvested	231,618	148,626
Shares redeemed	(2,250,474)	(2,304,265)
Net Increase (Decrease) in Shares Outstanding	203,542	109,637
Class C
Shares sold	178,227	694,307
Shares issued for dividends reinvested	33,218	21,152
Shares redeemed	(382,380)	(472,901)
Net Increase (Decrease) in Shares Outstanding	(170,935)	242,558
Class I
Shares sold	796,161	667,352
Shares issued for dividends reinvested	36,928	11,026
Shares redeemed	(211,487)	(290,861)
Net Increase (Decrease) in Shares Outstanding	621,602	387,517

See notes to financial statements.

32

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	14.09	13.59	12.12	12.62	12.79
Investment Operations:
Investment income—net[a]	.29	.35	.37	.52	.56
Net realized and unrealized
gain (loss) on investments	.23	.78	1.44	(.48)	(.11)
Total from Investment Operations	.52	1.13	1.81	.04	.45
Distributions:
Dividends from
investment income—net	(.43)	(.41)	(.34)	(.54)	(.53)
Dividends from net realized
gain on investments	(.55)	(.22)	—	—	(.09)
Total Distributions	(.98)	(.63)	(.34)	(.54)	(.62)
Net asset value, end of period	13.63	14.09	13.59	12.12	12.62
Total Return (%)[b]	4.06	8.74	15.15	.21	3.57
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	1.14	1.40	1.90	2.01
Ratio of net expenses
to average net assets	.80	.87	.90	.90	.89
Ratio of net investment income
to average net assets	2.18	2.58	2.87	4.16	4.45
Portfolio Turnover Rate[c]	351.58	350.15	377.79	120.92	75.04
Net Assets, end of period ($ x 1,000)	49,441	48,236	45,046	14,026	10,512

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011,
2010, 2009, 2008 and 2007, were 111.10%, 182.13%, 211.99%, 87.59% and 51.54%, respectively.

See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	14.02	13.53	12.08	12.58	12.77
Investment Operations:
Investment income—net[a]	.19	.25	.27	.41	.47
Net realized and unrealized
gain (loss) on investments	.22	.78	1.44	(.47)	(.13)
Total from Investment Operations	.41	1.03	1.71	(.06)	.34
Distributions:
Dividends from investment income—net	(.33)	(.32)	(.26)	(.44)	(.44)
Dividends from net realized
gain on investments	(.55)	(.22)	—	—	(.09)
Total Distributions	(.88)	(.54)	(.26)	(.44)	(.53)
Net asset value, end of period	13.55	14.02	13.53	12.08	12.58
Total Return (%)[b]	3.25	7.96	14.32	(.55)	2.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.85	1.93	2.20	2.75	2.79
Ratio of net expenses
to average net assets	1.55	1.62	1.65	1.65	1.64
Ratio of net investment income
to average net assets	1.44	1.81	2.11	3.40	3.71
Portfolio Turnover Rate[c]	351.58	350.15	377.79	120.92	75.04
Net Assets, end of period ($ x 1,000)	8,237	10,916	7,256	2,726	1,044

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011,
2010, 2009, 2008 and 2007, were 111.10%, 182.13%, 211.99%, 87.59% and 51.54%, respectively.

See notes to financial statements.

34

		Year Ended October 31,
Class I Shares	2011	2010	2009	2008	2007 [a]
Per Share Data ($):
Net asset value, beginning of period	14.11	13.61	12.13	12.62	12.80
Investment Operations:
Investment income—net[b]	.32	.40	.40	.56	.59
Net realized and unrealized
gain (loss) on investments	.23	.77	1.44	(.48)	(.12)
Total from Investment Operations	.55	1.17	1.84	.08	.47
Distributions:
Dividends from investment income—net	(.46)	(.45)	(.36)	(.57)	(.56)
Dividends from net realized
gain on investments	(.55)	(.22)	—	—	(.09)
Total Distributions	(1.01)	(.67)	(.36)	(.57)	(.65)
Net asset value, end of period	13.65	14.11	13.61	12.13	12.62
Total Return (%)	4.38	9.00	15.38	.54	3.75
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.86	1.13	1.64	1.78
Ratio of net expenses
to average net assets	.55	.62	.65	.65	.64
Ratio of net investment income
to average net assets	2.41	2.85	3.12	4.41	4.70
Portfolio Turnover Rate[c]	351.58	350.15	377.79	120.92	75.04
Net Assets, end of period ($ x 1,000)	15,679	7,437	1,901	602	599

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011,
2010, 2009, 2008 and 2007, were 111.10%, 182.13%, 211.99%, 87.59% and 51.54%, respectively.

See notes to financial statements.

The Fund 35

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Return Advantage Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is to seek maximize total return through capital appreciation and income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

36

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values

38

from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by the Board of Directors. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	708,715	—	708,715
Commercial
Mortgage-Backed	—	2,401,900	—	2,401,900
Corporate Bonds†	—	16,487,659	—	16,487,659
Foreign Government	—	2,510,984	—	2,510,984
Municipal Bonds	—	105,435	—	105,435
Mutual Funds	20,068,547	—	—	20,068,547
U.S. Government
Agencies/
Mortgage-Backed	—	37,225,091	—	37,225,091
U.S. Treasury	—	11,008,282	—	11,008,282
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	988,345	—	988,345
Futures††	176,785	—	—	176,785
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(1,081,103)	—	(1,081,103)
Futures††	(232,941)	—	—	(232,941)
Securities Sold Short:†††
U.S. Government
Agencies/
Mortgage-Backed	—	(1,584,550)	—	(1,584,550)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.
††† See Statement of Securities Sold Short for additional detailed categorizations

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial

40

Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	10/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,821,000		47,260,447	32,012,900	20,068,547		27.4

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2011 the Board of Directors declared a cash dividend of $.080, $.056 and $.088 per share, from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 1, 2011 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2011.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

42

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $559,926, undistributed capital gains $347,867 and unrealized appreciation $2,089,481.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were as follows: ordinary income $3,164,257 and $2,137,160 and long-term capital gains $1,235,575 and $556,095, respectively.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage-backed securities and foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $507,719, decreased accumulated net realized gain (loss) on investments by $507,714 and decreased paid-in capital by $5. Net assets and net asset value per share were not affected by this reclassification.

(g) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their matu-rity.ASU 2011-03 modifies the criteria for determining effective control

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from November 1, 2010 through March 1, 2013, that, if the fund’s aggregate expenses (exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest expense, commitment fees on borrowings, shareholder services plan fees and extraordinary expenses) exceed an annual rate of .55% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $175,758 during the period ended October 31, 2011.

44

During the period ended October 31, 2011, the Distributor retained $2,764 from commissions earned on sales of the fund’s Class A shares and $5,768 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2011, Class C shares were charged $61,930 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, Class A and Class C shares were charged $109,832 and $20,643, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2011, the fund was charged $9,258 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

related to fund subscriptions and redemptions. During the period ended October 31, 2011, the fund was charged $872 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $36.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2011, the fund was charged $15,129 pursuant to the custody agreement.

During the period ended October 31, 2011, the fund was charged $6,751 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $28,537, Rule 12b-1 distribution plan fees $5,194, shareholder services plan fees $12,714, custodian fees $5,715, chief compliance officer fees $4,246 and transfer agency per account fees $1,863, which are offset against an expense reimbursement currently in effect in the amount of $17,003.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities, financial futures and forward contracts, during the period ended October 31, 2011, of which $162,854,402 in purchases and $163,230,445 in sales were from mortgage dollar roll transactions:

	Purchases ($)	Sales ($)
Long transactions	238,093,010	242,132,564
Short sale transactions	67,482,973	64,788,525
Total	305,575,983	306,921,089

46

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at October 31, 2011 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The following tables show the fund’s exposure to different types of market risk as it relates to the statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	176,785	Interest rate risk[1]	(232,941)
Foreign exchange risk[2]	988,345	Foreign exchange risk[3]	(1,081,103)
Gross fair value of
derivatives contracts	1,165,130		(1,314,044)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Unrealized appreciation on forward foreign currency exchange contracts.
3	Unrealized depreciation on forward foreign currency exchange contracts.

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
		Forward
Underlying risk	Futures[4]	Contracts[5]	Total
Interest rate	(40,123)	—	(40,123)
Foreign exchange	—	255,794	255,794
Total	(40,123)	255,794	215,671

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
		Forward
Underlying risk	Futures[6]	Contracts[7]	Total
Interest rate	(101,179)	—	(101,179)
Foreign exchange	—	(197,191)	(197,191)
Total	(101,179)	(197,191)	(298,370)

Statement of Operations location:
4	Net realized gain (loss) on financial futures.
5	Net realized gain (loss) on forward foreign currency exchange contracts.
6	Net unrealized appreciation (depreciation) on financial futures.
7	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2011 are set forth in the Statement of Financial Futures.

48

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 12/21/2011	74,500	75,917	78,022	2,105
Australian Dollar,
Expiring 12/21/2011	298,000	303,667	312,085	8,418
Australian Dollar,
Expiring 12/21/2011	372,500	378,237	390,106	11,869
Australian Dollar,
Expiring 12/21/2011	76,000	76,684	79,592	2,908
Australian Dollar,
Expiring 12/21/2011	942	916	986	70
Australian Dollar,
Expiring 12/21/2011	112,098	108,322	117,396	9,074
Australian Dollar,
Expiring 12/21/2011	357,960	346,108	374,879	28,771

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Australian Dollar,
Expiring 12/21/2011	657,500	637,874	688,577	50,703
Australian Dollar,
Expiring 12/21/2011	657,500	635,342	688,576	53,234
Australian Dollar,
Expiring 12/21/2011	53,700	53,018	56,238	3,220
Australian Dollar,
Expiring 12/21/2011	125,300	123,198	131,222	8,024
Australian Dollar,
Expiring 12/21/2011	49,600	47,708	51,944	4,236
Australian Dollar,
Expiring 12/21/2011	198,400	190,641	207,777	17,136
Australian Dollar,
Expiring 12/21/2011	150,960	146,772	158,095	11,323
Australian Dollar,
Expiring 12/21/2011	154,700	153,168	162,012	8,844
Australian Dollar,
Expiring 12/21/2011	44,200	43,825	46,289	2,464
Australian Dollar,
Expiring 12/21/2011	455,000	459,923	476,505	16,582
Australian Dollar,
Expiring 12/21/2011	125,400	126,915	131,327	4,412
Australian Dollar,
Expiring 12/21/2011	83,600	84,481	87,551	3,070
Australian Dollar,
Expiring 12/21/2011	126,450	129,585	132,426	2,841
Australian Dollar,
Expiring 12/21/2011	716,550	733,723	750,418	16,695
British Pound,
Expiring 12/21/2011	403,371	637,492	648,224	10,732
British Pound,
Expiring 12/21/2011	856,832	1,349,356	1,376,944	27,588
British Pound,
Expiring 12/21/2011	225,000	353,654	361,578	7,924
British Pound,
Expiring 12/21/2011	45,000	70,704	72,315	1,611
British Pound,
Expiring 12/21/2011	180,000	282,820	289,263	6,443
British Pound,
Expiring 12/21/2011	312,500	483,431	502,192	18,761
British Pound,
Expiring 12/21/2011	312,500	483,056	502,192	19,136
British Pound,
Expiring 12/21/2011	59,000	91,783	94,814	3,031

50

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
British Pound,
Expiring 12/21/2011	173,240	270,598	278,400	7,802
British Pound,
Expiring 12/21/2011	251,640	389,170	404,389	15,219
British Pound,
Expiring 12/21/2011	151,450	234,083	243,383	9,300
British Pound,
Expiring 12/21/2011	62,910	97,262	101,097	3,835
British Pound,
Expiring 12/21/2011	108,120	166,471	173,750	7,279
British Pound,
Expiring 12/21/2011	38,160	58,691	61,323	2,632
British Pound,
Expiring 12/21/2011	65,720	101,134	105,613	4,479
British Pound,
Expiring 12/21/2011	50,400	77,544	80,993	3,449
British Pound,
Expiring 12/21/2011	201,600	309,910	323,975	14,065
British Pound,
Expiring 12/21/2011	481,000	758,667	772,975	14,308
British Pound,
Expiring 12/21/2011	630,000	987,928	1,012,420	24,492
British Pound,
Expiring 12/21/2011	35,460	55,742	56,984	1,242
British Pound,
Expiring 12/21/2011	78,800	124,131	126,632	2,501
British Pound,
Expiring 12/21/2011	130,020	203,931	208,944	5,013
British Pound,
Expiring 12/21/2011	149,720	235,029	240,603	5,574
Canadian Dollar,
Expiring 12/21/2011	1,037,000	1,049,149	1,039,118	(10,031)
Canadian Dollar,
Expiring 12/21/2011	550,279	558,166	551,402	(6,764)
Canadian Dollar,
Expiring 12/21/2011	341,550	346,877	342,247	(4,630)
Canadian Dollar,
Expiring 12/21/2011	846,450	862,492	848,179	(14,313)
Canadian Dollar,
Expiring 12/21/2011	131,800	128,564	132,069	3,505
Canadian Dollar,
Expiring 12/21/2011	963,200	943,103	965,167	22,064

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Canadian Dollar,
Expiring 12/21/2011	412,800	405,092	413,643	8,551
Canadian Dollar,
Expiring 12/21/2011	411,060	396,387	411,899	15,512
Canadian Dollar,
Expiring 12/21/2011	415,000	402,815	415,847	13,032
Canadian Dollar,
Expiring 12/21/2011	636,000	620,076	637,299	17,223
Canadian Dollar,
Expiring 12/21/2011	89,200	87,584	89,382	1,798
Canadian Dollar,
Expiring 12/21/2011	147,180	143,805	147,481	3,676
Canadian Dollar,
Expiring 12/21/2011	169,480	166,086	169,826	3,740
Canadian Dollar,
Expiring 12/21/2011	40,140	39,267	40,221	954
Euro,
Expiring 12/21/2011	235,453	326,762	325,661	(1,101)
Euro,
Expiring 12/21/2011	377,340	520,039	521,908	1,869
Euro,
Expiring 12/21/2011	152,260	209,753	210,594	841
Euro,
Expiring 12/21/2011	52,000	70,049	71,922	1,873
Euro,
Expiring 12/21/2011	52,000	70,169	71,922	1,753
Euro,
Expiring 12/21/2011	466,200	634,061	644,812	10,751
Euro,
Expiring 12/21/2011	199,800	272,297	276,348	4,051
Euro,
Expiring 12/21/2011	243,000	330,376	336,099	5,723
Euro,
Expiring 12/21/2011	357,000	484,710	493,775	9,065
Euro,
Expiring 12/21/2011	12,000	16,076	16,597	521
Euro,
Expiring 12/21/2011	48,000	64,278	66,389	2,111
Euro,
Expiring 12/21/2011	212,670	286,002	294,148	8,146
Euro,
Expiring 12/21/2011	280,000	382,236	387,275	5,039
Euro,
Expiring 12/21/2011	503,000	694,668	695,711	1,043

52

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Euro,
Expiring 12/21/2011	305,400	420,843	422,406	1,563
Euro,
Expiring 12/21/2011	203,600	280,485	281,604	1,119
Euro,
Expiring 12/21/2011	9,090	12,445	12,573	128
Euro,
Expiring 12/21/2011	33,330	45,561	46,100	539
Euro,
Expiring 12/21/2011	38,380	52,501	53,084	583
Euro,
Expiring 12/21/2011	20,200	27,735	27,939	204
Euro,
Expiring 12/21/2011	478,880	678,381	662,350	(16,031)
Euro,
Expiring 12/21/2011	105,120	148,846	145,394	(3,452)
Japanese Yen,
Expiring 12/21/2011	31,540,647	410,862	403,856	(7,006)
Japanese Yen,
Expiring 12/21/2011	42,001,925	548,378	537,805	(10,573)
Japanese Yen,
Expiring 12/21/2011	41,170,204	537,912	527,155	(10,757)
Japanese Yen,
Expiring 12/21/2011	18,421,298	240,647	235,872	(4,775)
Japanese Yen,
Expiring 12/21/2011	16,000,180	208,367	204,871	(3,496)
Japanese Yen,
Expiring 12/21/2011	39,652,620	516,748	507,724	(9,024)
Japanese Yen,
Expiring 12/21/2011	4,169,300	54,589	53,385	(1,204)
Japanese Yen,
Expiring 12/21/2011	16,677,200	218,419	213,540	(4,879)
Japanese Yen,
Expiring 12/21/2011	20,846,500	273,271	266,925	(6,346)
Japanese Yen,
Expiring 12/21/2011	23,491,800	306,804	300,796	(6,008)
Japanese Yen,
Expiring 12/21/2011	54,814,200	716,012	701,857	(14,155)
Japanese Yen,
Expiring 12/21/2011	29,830,650	387,299	381,960	(5,339)
Japanese Yen,
Expiring 12/21/2011	28,172,400	367,427	360,728	(6,699)
Japanese Yen,
Expiring 12/21/2011	80,814,000	1,054,834	1,034,766	(20,068)

The Fund 53

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Japanese Yen,
Expiring 12/21/2011	50,509,200	655,695	646,735	(8,960)
Japanese Yen,
Expiring 12/21/2011	33,672,800	437,480	431,156	(6,324)
Japanese Yen,
Expiring 12/21/2011	32,051,800	415,130	410,401	(4,729)
Japanese Yen,
Expiring 12/21/2011	5,656,200	73,334	72,424	(910)
Japanese Yen,
Expiring 12/21/2011	30,361,000	395,949	388,751	(7,198)
Japanese Yen,
Expiring 12/21/2011	9,015,000	117,429	115,431	(1,998)
Japanese Yen,
Expiring 12/21/2011	2,248,200	29,265	28,787	(478)
Japanese Yen,
Expiring 12/21/2011	4,996,000	65,026	63,970	(1,056)
Japanese Yen,
Expiring 12/21/2011	9,492,400	123,454	121,543	(1,911)
Japanese Yen,
Expiring 12/21/2011	8,243,400	107,360	105,551	(1,809)
New Zealand Dollar,
Expiring 12/21/2011	922,547	752,577	743,365	(9,212)
New Zealand Dollar,
Expiring 12/21/2011	115,020	87,688	92,680	4,992
New Zealand Dollar,
Expiring 12/21/2011	271,000	211,163	218,364	7,201
New Zealand Dollar,
Expiring 12/21/2011	138,550	110,856	111,640	784
New Zealand Dollar,
Expiring 12/21/2011	24,450	19,580	19,701	121
New Zealand Dollar,
Expiring 12/21/2011	94,000	74,326	75,743	1,417
New Zealand Dollar,
Expiring 12/21/2011	747,020	612,148	601,930	(10,218)
New Zealand Dollar,
Expiring 12/21/2011	163,980	134,555	132,131	(2,424)
Norwegian Krone,
Expiring 12/21/2011	1,544,297	276,399	276,572	173
Norwegian Krone,
Expiring 12/21/2011	841,320	150,177	150,674	497
Norwegian Krone,
Expiring 12/21/2011	339,480	60,451	60,798	347
Norwegian Krone,
Expiring 12/21/2011	1,812,500	320,167	324,606	4,439

54

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Norwegian Krone,
Expiring 12/21/2011	1,450,000	255,737	259,685	3,948
Norwegian Krone,
Expiring 12/21/2011	362,500	63,807	64,921	1,114
Norwegian Krone,
Expiring 12/21/2011	702,900	119,980	125,884	5,904
Norwegian Krone,
Expiring 12/21/2011	537,030	92,210	96,178	3,968
Norwegian Krone,
Expiring 12/21/2011	1,368,150	239,856	245,026	5,170
Norwegian Krone,
Expiring 12/21/2011	390,900	68,423	70,007	1,584
Norwegian Krone,
Expiring 12/21/2011	2,008,000	352,281	359,618	7,337
Norwegian Krone,
Expiring 12/21/2011	2,475,000	435,609	443,254	7,645
Norwegian Krone,
Expiring 12/21/2011	299,550	53,574	53,647	73
Norwegian Krone,
Expiring 12/21/2011	1,697,450	303,518	304,001	483
Norwegian Krone,
Expiring 12/21/2011	1,304,000	231,322	233,536	2,214
Swedish Krona,
Expiring 12/21/2011	2,023,980	303,098	309,689	6,591
Swedish Krona,
Expiring 12/21/2011	6,961,714	1,035,754	1,065,210	29,456
Swedish Krona,
Expiring 12/21/2011	2,851,010	431,716	436,232	4,516
Swedish Krona,
Expiring 12/21/2011	500,480	75,016	76,578	1,562
Swedish Krona,
Expiring 12/21/2011	1,240,320	186,531	189,780	3,249
Swedish Krona,
Expiring 12/21/2011	817,600	122,933	125,100	2,167
Swedish Krona,
Expiring 12/21/2011	204,400	30,711	31,275	564
Swedish Krona,
Expiring 12/21/2011	1,022,000	153,516	156,376	2,860
Swedish Krona,
Expiring 12/21/2011	643,000	93,717	98,385	4,668
Swedish Krona,
Expiring 12/21/2011	696,300	103,149	106,540	3,391
Swedish Krona,
Expiring 12/21/2011	1,624,700	239,950	248,595	8,645

The Fund 55

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Swedish Krona,
Expiring 12/21/2011	4,144,980	605,507	634,222	28,715
Swedish Krona,
Expiring 12/21/2011	742,300	107,582	113,579	5,997
Swedish Krona,
Expiring 12/21/2011	1,233,360	178,644	188,716	10,072
Swedish Krona,
Expiring 12/21/2011	308,340	44,583	47,179	2,596
Swedish Krona,
Expiring 12/21/2011	1,453,600	211,485	222,414	10,929
Swedish Krona,
Expiring 12/21/2011	363,400	52,962	55,604	2,642
Swedish Krona,
Expiring 12/21/2011	2,056,320	302,433	314,637	12,204
Swedish Krona,
Expiring 12/21/2011	256,400	38,449	39,232	783
Swedish Krona,
Expiring 12/21/2011	897,400	134,648	137,311	2,663
Swiss Franc,
Expiring 12/21/2011	317,272	363,011	361,765	(1,246)
Swiss Franc,
Expiring 12/21/2011	82,200	92,139	93,727	1,588
Swiss Franc,
Expiring 12/21/2011	191,800	214,316	218,697	4,381
Swiss Franc,
Expiring 12/21/2011	233,590	258,631	266,348	7,717
Swiss Franc,
Expiring 12/21/2011	92,000	100,588	104,901	4,313
Sales:		Proceeds ($)
Australian Dollar,
Expiring 12/21/2011	660,000	672,692	691,195	(18,503)
Australian Dollar,
Expiring 12/21/2011	713,473	721,264	747,195	(25,931)
Australian Dollar,
Expiring 12/21/2011	655,753	669,688	686,747	(17,059)
Australian Dollar,
Expiring 12/21/2011	144,780	148,327	151,623	(3,296)
Australian Dollar,
Expiring 12/21/2011	58,420	59,933	61,181	(1,248)
Australian Dollar,
Expiring 12/21/2011	174,220	163,075	182,455	(19,380)
Australian Dollar,
Expiring 12/21/2011	286,620	268,081	300,167	(32,086)
Australian Dollar,
Expiring 12/21/2011	101,160	94,677	105,941	(11,264)

56

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Australian Dollar,
Expiring 12/21/2011	165,000	167,478	172,799	(5,321)
Australian Dollar,
Expiring 12/21/2011	220,580	234,750	231,006	3,744
Australian Dollar,
Expiring 12/21/2011	48,420	51,577	50,709	868
British Pound,
Expiring 12/21/2011	181,650	286,854	291,915	(5,061)
British Pound,
Expiring 12/21/2011	369,930	583,557	594,484	(10,927)
British Pound,
Expiring 12/21/2011	149,270	235,554	239,879	(4,325)
British Pound,
Expiring 12/21/2011	615,200	944,752	988,637	(43,885)
British Pound,
Expiring 12/21/2011	37,000	57,586	59,460	(1,874)
British Pound,
Expiring 12/21/2011	184,800	289,871	296,977	(7,106)
British Pound,
Expiring 12/21/2011	431,200	673,250	692,946	(19,696)
British Pound,
Expiring 12/21/2011	211,005	330,045	339,089	(9,044)
British Pound,
Expiring 12/21/2011	309,995	483,251	498,167	(14,916)
British Pound,
Expiring 12/21/2011	79,050	123,118	127,035	(3,917)
British Pound,
Expiring 12/21/2011	95,300	149,244	153,149	(3,905)
British Pound,
Expiring 12/21/2011	333,550	522,347	536,021	(13,674)
British Pound,
Expiring 12/21/2011	742,000	1,156,073	1,192,407	(36,334)
British Pound,
Expiring 12/21/2011	730,000	1,150,079	1,173,122	(23,043)
British Pound,
Expiring 12/21/2011	125,000	196,183	200,877	(4,694)
British Pound,
Expiring 12/21/2011	76,500	120,903	122,937	(2,034)
British Pound,
Expiring 12/21/2011	13,500	21,334	21,695	(361)
British Pound,
Expiring 12/21/2011	392,780	633,039	631,204	1,835
British Pound,
Expiring 12/21/2011	86,220	138,934	138,557	377

The Fund 57

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Canadian Dollar,
Expiring 12/21/2011	103,007	103,700	103,217	483
Canadian Dollar,
Expiring 12/21/2011	15,200	15,290	15,231	59
Canadian Dollar,
Expiring 12/21/2011	76,000	76,393	76,155	238
Canadian Dollar,
Expiring 12/21/2011	60,800	61,160	60,924	236
Canadian Dollar,
Expiring 12/21/2011	32,000	31,979	32,065	(86)
Canadian Dollar,
Expiring 12/21/2011	1,439,000	1,392,932	1,441,939	(49,007)
Canadian Dollar,
Expiring 12/21/2011	661,500	643,188	662,851	(19,663)
Canadian Dollar,
Expiring 12/21/2011	661,500	640,219	662,851	(22,632)
Canadian Dollar,
Expiring 12/21/2011	325,890	312,989	326,556	(13,567)
Canadian Dollar,
Expiring 12/21/2011	32,670	31,027	32,737	(1,710)
Canadian Dollar,
Expiring 12/21/2011	78,650	74,980	78,811	(3,831)
Canadian Dollar,
Expiring 12/21/2011	130,680	124,420	130,947	(6,527)
Canadian Dollar,
Expiring 12/21/2011	83,700	78,737	83,871	(5,134)
Canadian Dollar,
Expiring 12/21/2011	48,600	45,736	48,699	(2,963)
Canadian Dollar,
Expiring 12/21/2011	253,000	239,645	253,517	(13,872)
Canadian Dollar,
Expiring 12/21/2011	137,700	129,411	137,981	(8,570)
Canadian Dollar,
Expiring 12/21/2011	48,150	47,458	48,248	(790)
Canadian Dollar,
Expiring 12/21/2011	272,850	268,588	273,407	(4,819)
Canadian Dollar,
Expiring 12/21/2011	155,000	152,123	155,317	(3,194)
Canadian Dollar,
Expiring 12/21/2011	37,720	37,932	37,737	195
Canadian Dollar,
Expiring 12/21/2011	8,280	8,329	8,297	32
Euro,
Expiring 12/21/2011	896,988	1,230,623	1,240,646	(10,023)

58

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Euro,
Expiring 12/21/2011	2,159,189	2,957,679	2,986,426	(28,747)
Euro,
Expiring 12/21/2011	66,200	90,634	91,563	(929)
Euro,
Expiring 12/21/2011	331,000	452,153	457,814	(5,661)
Euro,
Expiring 12/21/2011	264,800	362,829	366,251	(3,422)
Euro,
Expiring 12/21/2011	265,000	362,586	366,528	(3,942)
Euro,
Expiring 12/21/2011	702,000	943,746	970,953	(27,207)
Euro,
Expiring 12/21/2011	253,000	341,967	349,930	(7,963)
Euro,
Expiring 12/21/2011	498,420	669,936	689,377	(19,441)
Euro,
Expiring 12/21/2011	45,765	60,592	63,299	(2,707)
Euro,
Expiring 12/21/2011	183,060	242,913	253,195	(10,282)
Euro,
Expiring 12/21/2011	110,175	146,067	152,386	(6,319)
Euro,
Expiring 12/21/2011	27,000	37,412	37,345	67
Euro,
Expiring 12/21/2011	153,000	211,882	211,618	264
Euro,
Expiring 12/21/2011	435,000	598,329	601,659	(3,330)
Euro,
Expiring 12/21/2011	419,000	574,956	579,529	(4,573)
Japanese Yen,
Expiring 12/21/2011	2,376,000	31,123	30,423	700
Japanese Yen,
Expiring 12/21/2011	73,415,000	962,586	940,027	22,559
Japanese Yen,
Expiring 12/21/2011	62,419,500	818,185	799,238	18,947
Japanese Yen,
Expiring 12/21/2011	62,419,500	813,962	799,238	14,724
Japanese Yen,
Expiring 12/21/2011	13,723,450	179,130	175,719	3,411
Japanese Yen,
Expiring 12/21/2011	22,802,040	297,812	291,964	5,848
Japanese Yen,
Expiring 12/21/2011	5,700,510	74,477	72,991	1,486

The Fund 59

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Japanese Yen,
Expiring 12/21/2011	25,758,000	336,235	329,813	6,422
Japanese Yen,
Expiring 12/21/2011	26,552,640	346,507	339,988	6,519
Japanese Yen,
Expiring 12/21/2011	16,139,840	210,247	206,659	3,588
Japanese Yen,
Expiring 12/21/2011	9,371,520	122,089	119,996	2,093
Japanese Yen,
Expiring 12/21/2011	7,697,340	101,715	98,559	3,156
Japanese Yen,
Expiring 12/21/2011	1,689,660	22,335	21,635	700
New Zealand Dollar,
Expiring 12/21/2011	198,697	162,528	160,105	2,423
New Zealand Dollar,
Expiring 12/21/2011	135,010	111,361	108,788	2,573
New Zealand Dollar,
Expiring 12/21/2011	334,590	275,447	269,604	5,843
New Zealand Dollar,
Expiring 12/21/2011	64,300	52,724	51,811	913
New Zealand Dollar,
Expiring 12/21/2011	257,200	210,724	207,245	3,479
New Zealand Dollar,
Expiring 12/21/2011	321,500	262,694	259,057	3,637
New Zealand Dollar,
Expiring 12/21/2011	361,000	279,743	290,885	(11,142)
New Zealand Dollar,
Expiring 12/21/2011	361,000	278,049	290,885	(12,836)
New Zealand Dollar,
Expiring 12/21/2011	527,800	414,254	425,288	(11,034)
New Zealand Dollar,
Expiring 12/21/2011	226,200	178,297	182,266	(3,969)
New Zealand Dollar,
Expiring 12/21/2011	91,800	69,282	73,970	(4,688)
New Zealand Dollar,
Expiring 12/21/2011	55,250	41,772	44,519	(2,747)
New Zealand Dollar,
Expiring 12/21/2011	22,950	17,199	18,493	(1,294)
New Zealand Dollar,
Expiring 12/21/2011	88,200	67,265	71,069	(3,804)
New Zealand Dollar,
Expiring 12/21/2011	352,800	269,158	284,277	(15,119)
New Zealand Dollar,
Expiring 12/21/2011	361,080	277,395	290,949	(13,554)

60

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
New Zealand Dollar,
Expiring 12/21/2011	30,400	24,029	24,496	(467)
New Zealand Dollar,
Expiring 12/21/2011	13,680	10,764	11,023	(259)
New Zealand Dollar,
Expiring 12/21/2011	50,160	39,393	40,418	(1,025)
New Zealand Dollar,
Expiring 12/21/2011	57,760	45,443	46,541	(1,098)
Norwegian Krone,
Expiring 12/21/2011	8,420,833	1,477,210	1,508,110	(30,900)
Norwegian Krone,
Expiring 12/21/2011	3,424,400	592,406	613,285	(20,879)
Norwegian Krone,
Expiring 12/21/2011	1,467,600	255,502	262,837	(7,335)
Norwegian Krone,
Expiring 12/21/2011	171,720	30,337	30,754	(417)
Norwegian Krone,
Expiring 12/21/2011	381,600	67,649	68,342	(693)
Norwegian Krone,
Expiring 12/21/2011	629,640	111,243	112,764	(1,521)
Norwegian Krone,
Expiring 12/21/2011	725,040	128,438	129,849	(1,411)
Norwegian Krone,
Expiring 12/21/2011	891,340	163,893	159,633	4,260
Norwegian Krone,
Expiring 12/21/2011	195,660	35,939	35,041	898
Swedish Krona,
Expiring 12/21/2011	2,141,500	311,161	327,670	(16,509)
Swedish Krona,
Expiring 12/21/2011	2,141,500	307,904	327,670	(19,766)
Swedish Krona,
Expiring 12/21/2011	4,061,000	605,064	621,373	(16,309)
Swedish Krona,
Expiring 12/21/2011	404,850	61,163	61,946	(783)
Swedish Krona,
Expiring 12/21/2011	2,294,150	347,151	351,027	(3,876)
Swedish Krona,
Expiring 12/21/2011	3,087,300	483,634	472,387	11,247
Swedish Krona,
Expiring 12/21/2011	677,700	105,998	103,695	2,303
Swiss Franc,
Expiring 12/21/2011	65,522	75,540	74,711	829
Swiss Franc,
Expiring 12/21/2011	22,310	25,555	25,439	116

The Fund 61

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Swiss Franc,
Expiring 12/21/2011	55,290	63,245	63,044	201
Swiss Franc,
Expiring 12/21/2011	26,500	29,306	30,216	(910)
Swiss Franc,
Expiring 12/21/2011	26,500	29,338	30,216	(878)
Swiss Franc,
Expiring 12/21/2011	140,250	152,372	159,918	(7,546)
Swiss Franc,
Expiring 12/21/2011	205,000	227,031	233,748	(6,717)
Swiss Franc,
Expiring 12/21/2011	142,800	159,937	162,826	(2,889)
Swiss Franc,
Expiring 12/21/2011	25,200	28,231	28,734	(503)
Swiss Franc,
Expiring 12/21/2011	24,800	27,692	28,278	(586)
Swiss Franc,
Expiring 12/21/2011	11,160	12,424	12,725	(301)
Swiss Franc,
Expiring 12/21/2011	47,120	52,465	53,728	(1,263)
Swiss Franc,
Expiring 12/21/2011	40,920	45,502	46,658	(1,156)
Gross Unrealized
Appreciation				988,345
Gross Unrealized
Depreciation				(1,081,103)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Interest rate futures contracts	33,575,642
Forward contracts	13,033,733

At October 31, 2011, the cost of investments for federal income tax purposes was $88,004,107; accordingly, accumulated net unrealized appreciation on investments was $2,512,506, consisting of $2,971,319 gross unrealized appreciation and $458,813 gross unrealized depreciation.

62

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Total Return Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and securities sold short, of Dreyfus Total Return Advantage Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Total Return Advantage Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2011

The Fund 63

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended October 31, 2011 as qualifying interest related dividends.Also, the fund hereby designates $.2778 per share as a short-term capital gain distribution paid and also designates $.2689 per share as a long-term capital gain distribution paid on December 28, 2010.

64

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

The Fund 65

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

66

OFFICERS OF THE FUND (Unaudited)

The Fund 67

OFFICERS OF THE FUND (Unaudited) (continued)

68

The Fund 69

Global Alpha Fund

ANNUAL REPORT October 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
57	Statement of Financial Futures
58	Statement of Options Written
59	Statement of Assets and Liabilities
60	Statement of Operations
61	Statement of Changes in Net Assets
62	Financial Highlights
65	Notes to Financial Statements
100	Report of Independent Registered Public Accounting Firm
101	Board Members Information
103	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Global Alpha Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Global Alpha Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery during the final months of 2010, but sentiment deteriorated in 2011 due to disappointing global economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. International stocks proved sensitive to these macroeconomic developments, often regardless of underlying company fundamentals, and most international equity market indices ended the reporting period with mildly negative absolute returns.

The global economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In Asia, China seems to have averted an economic contraction after implementing measures to dampen inflationary pressures. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Vassilis Dagioglu, James Stavena, Torrey Zaches and Joseph Miletich, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Global Alpha Fund’s Class A shares produced a total return of 3.07%, Class C shares returned 2.32% and Class I shares returned 3.50%.1 In comparison, the fund’s benchmark, a hybrid index comprised of 60% Morgan Stanley Capital International World Index (half-hedged) and 40% Citigroup World Government Bond Index 1+ World Index (half-hedged), produced a total return of 2.19% for the same period.2 Separately, the Morgan Stanley Capital International World Index (half-hedged) produced a total return of 1.07%, and the Citigroup World Government Bond Index 1+ World Index (half-hedged) produced a 2.98% total return for the same period.

Global financial markets generally rallied into the first quarter of 2011 as an economic recovery gained traction, but renewed macroeconomic concerns later caused riskier assets to give back many of their previous gains.The fund generally produced higher returns than its benchmark, primarily due to positive results from three of the four alpha sources considered by our quantitative investment approach.

The Fund’s Investment Approach

The fund seeks total return through investments in securities and instruments that provide investment exposure to global stock, bond and currency markets and fixed-income securities. For allocation among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market level expected returns. For allocation among bond markets, the portfolio managers use proprietary models to identify temporary mispricings among the long-term government bond markets. The most relevant long-term bond yield within each country serves as the expected return for each bond market. Our quantitative investment approach is designed to identify and exploit relative misvaluations across and within major developed capital markets such as the United States, Canada, Japan,Australia and many Western European countries.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Shifting Sentiment Sparked Heightened Market Volatility

Improving economic data supported stocks and higher yielding bonds over the first several months of the reporting period. However, the rallies were interrupted in February when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, markets proved resilient, and most financial assets rebounded quickly from these unexpected shocks.

Investor sentiment began to deteriorate in earnest in late April when Greece appeared headed for default and pressures mounted on the banking systems of other European nations. In addition, U.S. economic data proved disappointing, and investors reacted cautiously to a contentious debate regarding U.S. government spending and borrowing. Financial markets suffered bouts of heightened volatility when newly risk-averse investors shifted their focus to markets that historically have held up well under uncertain economic conditions.The flight to quality also lifted currencies that traditionally have been considered safe havens, including the U.S. dollar and Japanese yen. Market volatility was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, markets rebounded strongly in October when some macroeconomic worries seemed to ease.

Quantitative Models Supported Relative Performance

The fund’s investment process proved relatively effective in this turbulent environment, as three of the four alpha sources we considered contributed positively to relative performance. Only the model designed to determine allocations between stocks and bonds produced a shortfall, primarily due to overweighted exposure to stocks during the third quarter of 2011. Models guiding equity and bond market selections produced stronger results.

Among stocks, the fund benefited later in the reporting period from overweighted exposure to Germany and short positions in Hong Kong and Japan. In the global bond market, positive results from a long position in U.S.Treasury securities were offset by a less successful short position in the German Bund.

The fund’s currency component produced mixed results, as the benefits of an overweighted position in the Australian dollar and a short position in the Swiss franc were balanced by losses stemming from short positions in the Swedish krona and Canadian dollar.

Seeking Opportunities in Uncertain Markets

Until October, financial markets seemed to react more to macroeconomic developments than to their underlying fundamental strengths and weaknesses. Consequently, while our models continue to signal greater opportunities among stocks than bonds, we have limited the fund’s allocations to global equities in order to manage risks stemming from heightened volatility.

Our market selection models have identified what we believe to be attractive relative values among equities in Germany and the Netherlands, but stock markets in Asia appear less attractive to us. Sovereign bonds in the United States and Germany seem to offer good value, while U.K. gilts appear vulnerable to inflationary pressures. The fund also ended the reporting period with short positions in the euro and U.S. dollar, and long exposure to the Japanese yen and the Swedish krona.

November 15, 2011

Investing in foreign companies involves special risks, including changes in currency rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.
Equity securities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bond securities are subject generally to interest rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: FactSet – Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia,
New Zealand and the Far East.The Citigroup World Government Bond Index is a market-
capitalization weighted index which includes select designated government bond markets of developed countries. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

† Source: FactSet
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Global Alpha Fund on May 2, 2006 (inception date) to a $10,000 investment made on that date in each of the following: the Morgan
Stanley Capital International World Index (the “MSCI Index”) (half-hedged); the Citigroup World Government Bond
Index 1 + World Index (the “CWGB Index”) (half-hedged); and an unmanaged hybrid index composed of 60%
MSCI Index and 40% CWGB Index (the “Hybrid Index”). Returns assume all dividends and capital gain distributions are reinvested.
The fund invests primarily in instruments that provide exposure to global equity, bond and currency markets.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The MSCI Index (half-hedged) is an unmanaged index of global stock market performance, including the United States, Canada,Australia, New Zealand and the Far East and includes net dividends reinvested.The CWGB Index (half-hedged) is an unmanaged index that tracks the performance of 22 government bond markets. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/11

	Inception				From
	Date	1	Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	5/2/06	–2.82%		–1.72%	–0.54%
without sales charge	5/2/06	3.07%		–0.55%	0.54%
Class C shares
with applicable redemption charge †	5/2/06	1.32%		–1.27%	–0.22%
without redemption	5/2/06	2.32%		–1.27%	–0.22%
Class I shares	5/2/06	3.50%		–0.19%	0.88%
Morgan Stanley Capital International
World Index (half-hedged)	4/30/06	1.07%		–1.54%	–0.59%††
Citigroup World Government
Bond Index 1+ World Index
(half-hedged)	4/30/06	2.98%		6.11%	6.26%††
Hybrid Index	4/30/06	2.19%		1.93%	2.54%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	For comparative purposes, the value of the Index as of 4/30/06 is used as the beginning value on 5/2/06.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Global Alpha Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$9.33	$13.03	$7.47
Ending value (after expenses)	$947.50	$944.10	$948.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 9.65	$13.49	$ 7.73
Ending value (after expenses)	$ 1,015.63	$1,011.80	$ 1,017.54

† Expenses are equal to the fund’s annualized expense ratio of 1.90% for Class A, 2.66% for Class C and
1.52% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2011

Common Stocks—59.6%	Shares		Value ($)
Australia—2.3%
AGL Energy	1,031		15,647
Alumina	4,253		6,440
Amcor	2,269		16,737
AMP	5,759		25,797
Asciano	5,000		7,948
ASX	302		9,756
Australia & New Zealand Banking Group	5,125		116,357
Bendigo and Adelaide Bank	679		6,745
BHP Billiton	6,455		254,398
BlueScope Steel	3,664		3,226
Boral	1,114		4,581
Brambles	2,996		20,814
Caltex Australia	304		4,241
CFS Retail Property Trust	4,605		8,830
Coca-Cola Amatil	1,167		15,173
Cochlear	131		8,056
Commonwealth Bank of Australia	3,145		162,590
Computershare	633		5,041
Crown	793		6,665
CSL	1,096		33,042
Dexus Property Group	10,980		9,784
Echo Entertainment Group	1,233	[a]	4,810
Fairfax Media	3,972		3,824
Fortescue Metals Group	2,325		11,656
Foster’s Group	4,115		23,222
Goodman Group	11,621		7,511
GPT Group	3,997		13,253
Harvey Norman Holdings	1,739		3,952
Iluka Resources	927		15,513
Incitec Pivot	3,663		13,161
Insurance Australia Group	3,514		11,559
James Hardie Industries-CDI	813	[a]	5,290
Leighton Holdings	370		8,335
Lend Lease Group	956		7,727
Lynas	2,174	[a]	2,588
MacArthur Coal	376		6,405

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Australia (continued)
Macquarie Group	730		18,571
Map Group	1,203		4,325
Metcash	1,382		6,075
Mirvac Group	8,029		10,576
National Australia Bank	4,284		115,115
Newcrest Mining	1,506		53,407
OneSteel	2,718		3,416
Orica	763		20,621
Origin Energy	2,143		32,391
OZ Minerals	594		7,049
Paladin Energy	1,333	[a]	2,021
Qantas Airways	1,470	[a]	2,482
QBE Insurance Group	2,131		32,926
QR National	3,288		11,356
Ramsay Health Care	282		5,564
Rio Tinto	857		61,862
Santos	1,699		22,736
Sims Metal Management	204		2,959
Sonic Healthcare	650		7,554
SP Ausnet	4,324		4,539
Stockland	5,224		17,184
Suncorp Group	2,676		24,095
TABCORP Holdings	1,233		3,820
Tatts Group	3,183		7,783
Telstra	8,702		28,492
Toll Holdings	1,206		6,070
Transurban Group	2,443		13,472
Wesfarmers	1,979		67,017
Wesfarmers-PPS	331		11,403
Westfield Group	4,421		35,791
Westfield Retail Trust	5,209		13,890
Westpac Banking	5,930		138,944
Woodside Petroleum	1,231		46,638
Woolworths	2,391		59,859
WorleyParsons	374		10,895
			1,791,572

Common Stocks (continued)	Shares		Value ($)
Austria—.1%
Erste Group Bank	335		7,289
IMMOFINANZ	1,396	[a]	4,648
OMV	349		12,303
Raiffeisen Bank International	116		3,284
Telekom Austria	603		6,922
Verbund	172		5,046
Vienna Insurance Group	90		3,812
Voestalpine	207		7,218
			50,522
Belgium—.2%
Ageas	3,624		7,380
Anheuser-Busch InBev	1,588		89,074
Anheuser-Busch InBev (STRIP)	1,224	[a]	2
Bekaert	38		1,713
Belgacom	249		7,613
Colruyt	135		5,611
Delhaize Group	180		11,885
Dexia	1,010	[a]	803
Groupe Bruxelles Lambert	183		14,253
Groupe Bruxelles Lambert (STRIP)	31	[a]	0
KBC Groep	268		6,067
Mobistar	79		4,547
Solvay	127		13,121
UCB	179		7,964
Umicore	206		8,940
			178,973
Canada—3.1%
Agnico-Eagle Mines	400		17,413
Agrium	300		24,821
Alimentation Couche Tard, Cl. B	200		6,041
ARC Resources	600		15,313
Athabasca Oil Sands	720	[a]	9,373
Bank of Montreal	1,300		77,077
Bank of Nova Scotia	2,120		112,120
Barrick Gold	1,972		97,702
Baytex Energy	192		10,185

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Canada (continued)
BCE	500		19,889
Bell Aliant	189		5,339
Bombardier, Cl. B	2,429		10,075
Bonavista Energy	335		8,654
Brookfield Asset Management, Cl. A	1,128		32,753
Brookfield Office Properties	400		6,588
CAE	500		5,351
Cameco	826		17,788
Canadian Imperial Bank of Commerce	800		60,488
Canadian National Railway	907		71,300
Canadian Natural Resources	2,200		77,878
Canadian Oil Sands	939		21,838
Canadian Pacific Railway	354		21,958
Canadian Tire, Cl. A	135		8,098
Canadian Utilities, Cl. A	200		12,132
Cenovus Energy	1,499		51,524
Centerra Gold	297		5,909
CGI Group, Cl. A	427	[a]	8,770
CI Financial	300		6,041
Crescent Point Energy	500		21,430
Eldorado Gold	1,129		21,290
Empire, Cl. A	100		6,134
Enbridge	1,500		52,147
EnCana	1,500		32,650
Enerplus	305		8,512
Fairfax Financial Holdings	44		18,458
Finning International	296		6,944
First Quantum Minerals	913		19,221
Fortis	300		10,179
Franco-Nevada	300		11,927
George Weston	100		6,956
Gildan Activewear	206		5,334
Goldcorp	1,600		78,127
Great-West Lifeco	500		11,170
Husky Energy	600		15,458
IAMGOLD	814		17,563

Common Stocks (continued)	Shares		Value ($)
Canada (continued)
IGM Financial	200		8,666
Imperial Oil	628		26,100
Industrial Alliance Insurance & Financial Services	200		6,530
Inmet Mining	100		5,990
Intact Financial	196		10,976
Ivanhoe Mines	515	[a]	10,577
Kinross Gold	2,279		32,605
Loblaw	200		7,682
Lululemon Athletica	198	[a]	11,183
Magna International	471		18,034
Manulife Financial	3,600		47,698
MEG Energy	248	[a]	11,226
Metro, Cl. A	200		9,834
National Bank of Canada	300		21,487
New Gold	700	[a]	8,704
Nexen	1,079		18,392
Niko Resources	80		4,416
Onex	200		6,655
Open Text	100	[a]	6,142
Osisko Mining	597	[a]	7,225
Pacific Rubiales Energy	600		14,039
Pan American Silver	200		5,608
Pengrowth Energy	600		6,282
Penn West Petroleum	800		14,345
Potash Corporation of Saskatchewan	1,689		80,229
Power Corporation of Canada	800		20,216
Power Financial	400		10,833
Precision Drilling	400	[a]	4,655
Progress Energy Resources	300		4,262
Research In Motion	960	[a]	19,485
RioCan Real Estate Investment Trust	200		5,092
Ritchie Bros. Auctioneers	200		3,995
Rogers Communications, Cl. B	900		32,937
Royal Bank of Canada	2,900		141,956
Saputo	249		10,323
Shaw Communications, Cl. B	800		16,262

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Canada (continued)
Shoppers Drug Mart	468		19,742
Silver Wheaton	673		23,322
Sino-Forest	423	[a,b]	579
SNC-Lavalin Group	328		16,541
Sun Life Financial	1,100		27,864
Suncor Energy	3,094		98,902
Talisman Energy	2,100		29,896
Teck Resources, Cl. B	1,201		48,318
TELUS	100		5,399
TELUS (Non-Voting Shares)	300		15,383
Thomas Reuters	800		23,752
Tim Hortons	300		14,818
TMX Group	200		8,819
Toronto-Dominion Bank	1,800		136,334
Tourmaline Oil	227		7,574
TransAlta	400		8,832
TransCanada	1,400		59,721
Valeant Pharmaceuticals International	593		23,499
Vermillion Energy	148		6,997
Viterra	649		6,704
Yamana Gold	1,600		23,970
			2,443,525
China—.0%
Foxconn International Holdings	7,000	[a]	4,693
Yangzijiang Shipbuilding Holdings	4,000		2,962
			7,655
Denmark—.3%
AP Moller—Maersk, Cl. A	1		6,535
AP Moller—Maersk, Cl. B	3		20,628
Carlsberg, Cl. B	234		16,054
Coloplast, Cl. B	47		6,921
Danske Bank	1,206	[a]	16,842
DSV	410		8,354
Novo Nordisk, Cl. B	829		89,355
Novozymes, Cl. B	81		12,231
Pandora	66		642

Common Stocks (continued)	Shares		Value ($)
Denmark (continued)
TDC	800		6,663
Tryg	63		3,552
Vestas Wind Systems	325	[a]	5,139
William Demant Holding	49	[a]	3,941
			196,857
Finland—.2%
Elisa	324		6,901
Fortum	909		22,353
Kesko, Cl. B	161		5,785
Kone, Cl. B	325		18,105
Metso	231		9,067
Neste Oil	180		2,206
Nokia	7,711		52,378
Nokian Renkaat	166		6,147
Orion, Cl. B	239		5,024
Outokumpu	185		1,579
Pohjola Bank, Cl. A	426		4,970
Rautaruukki	107		1,154
Sampo, Cl. A	889		24,762
Sanoma	219		2,972
Stora Enso, Cl. R	1,052		6,747
UPM-Kymmene	1,165		13,779
Wartsila	304		9,358
			193,287
France—2.3%
Accor	237		7,853
Aeroports de Paris	60		4,771
Air France	288	[a]	2,213
Air Liquide	560		73,227
Alcatel-Lucent	5,032	[a]	13,946
Alstom	429		16,216
Arkema	129		8,895
Atos	112		5,471
AXA	3,441		56,490
BNP Paribas	1,897		86,919
Bouygues	500		18,941

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
France (continued)
Bureau Veritas	111		8,704
Cap Gemini	262		10,130
Carrefour	1,168		31,328
Casino Guichard Perrachon	98		9,284
Christian Dior	98		13,983
Cie de St-Gobain	828		38,908
Cie Generale d’Optique Essilor International	381		27,846
Cie Generale de Geophysique-Veritas	212	[a]	4,644
Cie Generale des Etablissements Michelin, Cl. B	375		27,554
CNP Assurances	276		4,262
Credit Agricole	1,825		14,448
Danone	1,155		81,033
Dassault Systemes	114		9,695
Edenred	237		6,777
EDF	506		15,322
Eiffage	95		3,262
Eramet	10		1,590
Eurazeo	74		3,580
Eutelsat Communications	173		7,203
Fonciere des Regions	64		4,767
France Telecom	3,681		66,951
GDF Suez	2,454		70,219
Gecina	42		4,193
Groupe Eurotunnel	1,230		11,230
ICADE	48		4,353
Iliad	42		4,955
Imerys	52		3,006
JC Decaux	159	[a]	4,295
Klepierre	157		4,952
L’Oreal	477		53,099
Lafarge	420		17,267
Lagardere	214		5,811
Legrand	422		15,106
LVMH Moet Hennessy Louis Vuitton	503		84,365
Metropole Television	98		1,698
Natixis	1,498		4,839

Common Stocks (continued)	Shares		Value ($)
France (continued)
Neopost	74		5,691
Pernod-Ricard	400		37,659
Peugeot	282		6,244
PPR	156		24,566
Publicis Groupe	208		10,164
Renault	424		18,005
Safran	286		9,442
Sanofi	2,247		162,848
Schneider Electric	966		57,466
SCOR	300		7,076
Societe BIC	49		4,413
Societe Generale	1,276		37,553
Societe Television Francaise 1	223		3,038
Sodexo	168		12,258
Suez Environnement	631		9,985
Technip	214		20,512
Thales	168		5,993
Total	4,270		225,218
Unibail-Rodamco	184		37,085
Vallourec	251		15,397
Veolia Environnement	578		8,284
Vinci	890		44,317
Vivendi	2,466		55,893
Wendel	72		5,419
			1,800,127
Germany—2.0%
Adidas	426		30,398
Allianz	898		101,718
Axel Springer	81		3,308
BASF	1,811		134,357
Bayer	1,634		105,511
Bayerische Motoren Werke	662		54,533
Beiersdorf	224		13,055
Brenntag	50		5,091
Celesio	112		1,787
Commerzbank	7,389	[a]	18,376

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Germany (continued)
Continental	156	[a]	11,791
Daimler	1,792		92,481
Deutsche Bank	1,833		77,582
Deutsche Boerse	410	[a]	22,875
Deutsche Lufthansa	560		7,711
Deutsche Post	1,728		26,536
Deutsche Telekom	5,567		71,390
E.ON	3,570		87,190
Fraport Frankfurt Airport Services Worldwide	66		4,211
Fresenius & Co.	233		23,175
Fresenius Medical Care & Co.	436		32,091
GEA Group	268		7,463
Hannover Rueckversicherung	81		4,051
HeidelbergCement	234		10,764
Henkel & Co.	267		13,191
Hochtief	76		5,596
Infineon Technologies	2,282		20,781
K+S	361		23,159
Kabel Deutschland Holding	209	[a]	12,028
Lanxess	155		9,208
Linde	338		54,192
MAN	110		9,833
Merck	106		9,995
Metro	278		13,063
Muenchener Rueckversicherungs	376		51,112
RWE	847		36,558
Salzgitter	53		3,026
SAP	1,819		110,683
Siemens	1,658		176,264
Suedzucker	90		2,661
ThyssenKrupp	689		20,042
United Internet	250		4,974
Volkswagen	50		7,936
Wacker Chemie	21		2,141
			1,533,888

Common Stocks (continued)	Shares		Value ($)
Greece—.0%
Alpha Bank	911	[a]	1,258
Bank of Cyprus	1,162		1,621
Coca-Cola Hellenic Bottling	333	[a]	6,619
EFG Eurobank Ergasias	769	[a]	729
Hellenic Telecommunications Organization	542		3,024
National Bank of Greece	2,049	[a]	4,916
OPAP	436		5,108
Public Power	232		2,009
			25,284
Hong Kong—.7%
AIA Group	17,400		52,507
ASM Pacific Technology	400		4,396
Bank of East Asia	2,540		9,190
BOC Hong Kong Holdings	6,500		15,241
Cathay Pacific Airways	2,000		3,601
Cheung Kong Holdings	3,000		37,269
Cheung Kong Infrastructure Holdings	1,000		5,351
CLP Holdings	4,000		35,626
Esprit Holdings	2,162		3,126
Galaxy Entertainment Group	3,000	[a]	5,850
Hang Lung Group	2,000		12,172
Hang Lung Properties	5,000		18,207
Hang Seng Bank	1,600		20,617
Henderson Land Development	2,000		10,822
Hong Kong & China Gas	10,470		23,619
Hong Kong Exchanges & Clearing	2,100		35,218
Hopewell Holdings	1,000		2,584
Hutchison Whampoa	4,000		36,564
Hysan Development	1,000		3,499
Kerry Properties	1,500		5,523
Li & Fung	12,000		23,176
Lifestyle International Holdings	1,500		4,016
Link REIT	4,000		13,679
MTR	3,000		9,642
New World Development	4,000		4,215

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Hong Kong (continued)
NWS Holdings	4,000		6,075
Orient Overseas International	500		2,258
PCCW	11,000		4,372
Power Assets Holdings	3,000		22,896
Shangri-La Asia	2,000		3,990
Sino Land	4,000		6,320
SJM Holdings	3,000		5,076
Sun Hung Kai Properties	3,000		40,919
Swire Pacific, Cl. A	1,500		17,360
Wharf Holdings	3,200		17,026
Wheelock & Co	2,000		5,771
Yue Yuen Industrial Holdings	1,000		2,834
			530,607
Ireland—.1%
CRH	1,456		26,573
Elan	1,004	[a]	11,931
Irish Bank Resolution	3,069	[a,b]	4
Kerry Group, Cl. A	260		9,846
			48,354
Israel—.2%
Bank Hapoalim	2,512		9,833
Bank Leumi Le-Israel	2,777		9,729
Bezeq Israeli Telecommunication	4,209		8,975
Cellcom Israel	176		3,904
Israel	7		5,156
Israel Chemicals	945		11,371
Israel Discount Bank, Cl. A	2,485	[a]	4,146
Mizrahi Tefahot Bank	424		3,684
NICE Systems	136	[a]	4,881
Teva Pharmaceutical Industries	1,853		75,909
			137,588
Italy—.6%
A2A	1,653		2,283
Assicurazioni Generali	2,346		42,637
Atlantia	719		11,082
Autogrill	352		4,114

Common Stocks (continued)	Shares		Value ($)
Italy (continued)
Banca Carige	966		1,913
Banca Monte dei Paschi di Siena	6,557		3,094
Banco Popolare	2,540		3,826
Enel	13,089		62,255
Enel Green Power	3,490		8,090
ENI	4,748		105,894
EXOR	146		3,238
Fiat	1,272		7,877
Fiat Industrial	1,272	[a]	11,186
Finmeccanica	723		5,008
Intesa Sanpaolo	20,373		36,685
Intesa Sanpaolo-RSP	2,248		3,295
Luxottica Group	184		5,479
Mediaset	1,052		3,930
Mediobanca	844		6,781
Parmalat	1,177		2,641
Pirelli & C	735		6,561
Prysmian	517		7,896
Saipem	541		24,449
Snam Rete Gas	3,371		16,560
Telecom Italia	19,854		24,909
Telecom Italia-RSP	13,412		14,171
Terna Rete Elettrica Nazionale	2,144		8,272
UniCredit	27,218		32,193
Unione di Banche Italiane	1,956		7,530
			473,849
Japan—5.5%
Advantest	300		3,498
Aeon	1,100		14,484
Aeon Credit Service	300		4,499
AEON Mall	200		4,676
Aisin Seiki	300		9,556
Ajinomoto	1,000		11,213
Alfresa Holdings	100		3,780
All Nippon Airways	2,000		6,050
Amada	1,000		6,607

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Aozora Bank	2,000	5,059
Asahi Glass	2,000	17,560
Asahi Group Holdings	700	14,398
Asahi Kasei	3,000	17,813
Astellas Pharma	900	32,925
Bank of Kyoto	1,000	8,521
Bank of Yokohama	3,000	13,781
Benesse Holdings	100	4,379
Bridgestone	1,200	28,147
Brother Industries	400	5,235
Canon	2,300	105,308
Casio Computer	600	3,689
Central Japan Railway	3	25,577
Chiba Bank	2,000	12,294
Chubu Electric Power	1,400	25,701
Chugai Pharmaceutical	400	6,277
Chugoku Electric Power	500	7,490
Citizen Holdings	400	2,125
Coca-Cola West	200	3,576
Cosmo Oil	1,000	2,498
Credit Saison	300	5,911
Dai Nippon Printing	1,000	10,498
Dai-ichi Life Insurance	17	19,312
Daicel Chemical Industries	1,000	5,691
Daido Steel	1,000	6,105
Daiichi Sankyo	1,400	27,296
Daikin Industries	400	11,881
Dainippon Sumitomo Pharma	400	4,391
Daito Trust Construction	200	17,809
Daiwa House Industry	1,000	12,463
Daiwa Securities Group	3,000	10,524
Dena	200	8,717
Denki Kagaku Kogyo	1,000	3,823
Denso	1,000	30,962
Dentsu	300	9,143
East Japan Railway	700	42,619

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Eisai	500		19,925
Electric Power Development	200		4,996
Elpida Memory	300	[a]	1,883
FamilyMart	100		3,949
FANUC	400		64,760
Fast Retailing	100		18,010
Fuji Electric	2,000		5,840
Fuji Heavy Industries	1,000		6,403
FUJIFILM Holdings	1,000		24,587
Fujitsu	4,000		21,419
Fukuoka Financial Group	2,000		7,764
Furukawa Electric	1,000		2,805
Gree	200		6,540
GS Yuasa	1,000		5,212
Gunma Bank	1,000		5,157
Hachijuni Bank	1,000		5,573
Hakuhodo DY Holdings	70		3,815
Hamamatsu Photonics	100		3,823
Hino Motors	1,000		5,942
Hirose Electric	100		9,624
Hiroshima Bank	1,000		4,463
Hisamitsu Pharmaceutical	100		4,040
Hitachi	9,000		48,432
Hitachi Chemical	200		3,582
Hitachi Construction Machinery	200		3,856
Hitachi High-Technologies	200		4,192
Hokkaido Electric Power	300		3,789
Hokuhoku Financial Group	3,000		5,621
Hokuriku Electric Power	300		4,810
Honda Motor	3,200		96,707
Hoya	900		19,795
Ibiden	200		4,399
Idemitsu Kosan	100		9,337
IHI	3,000		6,854
INPEX	4		26,385
Isetan Mitsukoshi Holdings	680		6,961

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Isuzu Motors	2,000	8,528
ITOCHU	2,800	27,688
Itochu Techno-Solutions	100	4,337
Iyo Bank	1,000	9,402
J Front Retailing	1,200	5,307
Japan Real Estate Investment	1	8,582
Japan Retail Fund Investment	4	6,257
Japan Steel Works	1,000	6,858
Japan Tobacco	9	45,238
JFE Holdings	800	15,114
Joyo Bank	1,000	4,199
JS Group	600	12,590
JSR	300	5,741
JTEKT	300	3,308
Jupiter Telecommunications	3	2,939
JX Holdings	4,540	26,486
Kajima	2,000	6,401
Kamigumi	1,000	8,736
Kaneka	1,000	5,433
Kansai Electric Power	1,500	22,256
Kansai Paint	1,000	9,432
Kao	1,100	28,914
Kawasaki Heavy Industries	2,000	5,134
Kawasaki Kisen Kaisha	1,000	2,041
KDDI	6	44,010
Keikyu	1,000	9,020
Keio	1,000	6,888
Keisei Electric Railway	1,000	6,773
Keyence	110	28,052
Kintetsu	3,000	10,555
Kirin Holdings	2,000	24,573
Kobe Steel	4,000	6,695
Komatsu	1,900	46,905
Konami	200	6,563
Konica Minolta Holdings	1,000	7,303
Kubota	2,000	16,493

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Kuraray	800		11,230
Kurita Water Industries	200		5,530
Kyocera	300		26,487
Kyowa Hakko Kirin	371		4,200
Kyushu Electric Power	900		11,977
Lawson	100		5,661
Makita	200		7,481
Marubeni	3,000		17,420
Marui Group	600		4,708
Mazda Motor	3,000	[a]	6,360
McDonald’s Holdings Japan	200		5,304
Medipal Holdings	500		4,675
MEIJI Holdings	117		5,156
Minebea	1,000		3,575
Miraca Holdings	100		3,813
Mitsubishi	2,700		55,724
Mitsubishi Chemical Holdings	3,000		18,284
Mitsubishi Electric	4,000		36,929
Mitsubishi Estate	3,000		50,949
Mitsubishi Gas Chemical	1,000		6,541
Mitsubishi Heavy Industries	6,000		24,581
Mitsubishi Materials	2,000		5,346
Mitsubishi Motors	9,000	[a]	11,976
Mitsubishi Tanabe Pharma	400		6,958
Mitsubishi UFJ Financial Group	25,060		108,847
Mitsubishi UFJ Lease & Finance	120		4,660
Mitsui & Co.	3,400		49,742
Mitsui Chemicals	2,000		6,612
Mitsui Engineering & Shipbuilding	2,000		3,203
Mitsui Fudosan	2,000		33,165
Mitsui OSK Lines	2,000		7,746
Mizuho Financial Group	46,300		65,106
MS&AD Insurance Group Holdings	1,090		21,490
Murata Manufacturing	400		22,331
Nabtesco	200		4,380
Namco Bandai Holdings	500		7,305

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
NEC	6,000	[a]	13,469
NGK Insulators	1,000		11,554
Nidec	200		16,503
Nikon	700		15,753
Nintendo	200		30,329
Nippon Building Fund	1		9,718
Nippon Electric Glass	1,000		8,939
Nippon Express	2,000		7,776
Nippon Meat Packers	1,000		12,528
Nippon Paper Group	200		4,610
Nippon Sheet Glass	1,000		2,159
Nippon Steel	10,000		26,198
Nippon Telegraph & Telephone	1,000		51,257
Nippon Yusen	3,000		7,612
Nishi-Nippon City Bank	2,000		5,463
Nissan Motor	5,100		47,109
Nisshin Seifun Group	500		6,169
Nisshin Steel	2,000		3,173
Nissin Foods Holdings	100		3,850
Nitori Holdings	100		9,590
Nitto Denko	300		12,660
NKSJ Holdings	725		14,614
NOK	300		5,145
Nomura Holdings	7,100		27,051
Nomura Real Estate Holdings	300		4,866
Nomura Real Estate Office Fund	1		5,380
Nomura Research Institute	200		4,529
NSK	1,000		7,575
NTN	1,000		4,425
NTT Data	2		6,734
NTT DoCoMo	30		53,130
Obayashi	1,000		4,565
Odakyu Electric Railway	1,000		9,409
OJI Paper	2,000		9,937
Olympus	500		7,636
Omron	400		8,589

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Ono Pharmaceutical	200	10,497
ORACLE JAPAN	100	3,456
Oriental Land	100	9,986
ORIX	210	18,397
Osaka Gas	4,000	15,198
Otsuka Holdings	400	10,325
Panasonic	4,400	44,946
Rakuten	15	16,529
Resona Holdings	3,800	17,020
Ricoh	1,000	8,225
Rinnai	100	7,493
Rohm	200	10,215
Sankyo	100	5,240
Santen Pharmaceutical	100	3,739
SBI Holdings	44	3,666
Secom	400	19,039
Sega Sammy Holdings	500	10,914
Seiko Epson	300	3,985
Sekisui Chemical	1,000	7,861
Sekisui House	1,000	8,928
Seven & I Holdings	1,500	40,222
Seven Bank	1	1,791
Sharp	2,000	18,501
Shikoku Electric Power	300	7,688
Shimadzu	1,000	8,559
Shimamura	100	10,043
Shimano	200	9,926
Shimizu	1,000	4,272
Shin-Etsu Chemical	800	41,199
Shinsei Bank	4,000	4,422
Shionogi & Co.	500	6,813
Shiseido	800	14,692
Shizuoka Bank	1,000	9,768
Showa Denko	3,000	5,492
Showa Shell Sekiyu	500	3,625
SMC	100	15,622

The Fund 27

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Softbank	1,700		55,452
Sojitz	2,900		4,967
Sony	2,000		42,166
Sony Financial Holdings	200		3,314
Square Enix Holdings	200		3,815
Stanley Electric	300		4,393
Sumco	200	[a]	2,018
Sumitomo	2,300		28,604
Sumitomo Chemical	3,000		11,145
Sumitomo Electric Industries	1,300		14,539
Sumitomo Heavy Industries	1,000		5,656
Sumitomo Metal Industries	6,000		11,331
Sumitomo Metal Mining	1,000		13,814
Sumitomo Mitsui Financial Group	2,600		72,676
Sumitomo Mitsui Trust Holdings	5,980		20,476
Sumitomo Realty & Development	1,000		20,792
Sumitomo Rubber Industries	400		4,997
Suzuken	100		2,403
Suzuki Motor	600		12,828
Sysmex	200		6,604
T&D Holdings	1,300		12,902
Taisei	2,000		5,345
Taiyo Nippon Sanso	1,000		7,186
Takashimaya	1,000		7,140
Takeda Pharmaceutical	1,600		72,382
TDK	200		8,198
Teijin	2,000		7,017
Terumo	300		15,271
THK	200		3,890
Tobu Railway	2,000		9,600
Toho	200		3,465
Toho Gas	1,000		5,685
Tohoku Electric Power	1,000		11,073
Tokio Marine Holdings	1,400		33,409
Tokyo Electric Power	3,000	[a]	10,899
Tokyo Electron	300		16,061
Tokyo Gas	5,000		21,533

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Tokyu	2,000		9,702
Tokyu Land	1,000		4,219
TonenGeneral Sekiyu	1,000		11,307
Toppan Printing	1,000		7,789
Toray Industries	3,000		21,398
Toshiba	8,000		35,323
Tosoh	1,000		3,261
TOTO	1,000		8,293
Toyo Seikan Kaisha	300		4,568
Toyoda Gosei	200		3,564
Toyota Industries	300		8,505
Toyota Motor	5,500		184,380
Toyota Tsusho	400		6,324
Trend Micro	300		10,764
Tsumura & Co.	100		2,826
Ube Industries	2,000		5,899
UNICHARM	200		9,007
Ushio	200		2,983
USS	60		4,978
West Japan Railway	300		12,750
Yahoo! Japan	24		7,764
Yakult Honsha	200		5,688
Yamada Denki	140		10,116
Yamaguchi Financial Group	1,000		8,935
Yamaha	400		4,070
Yamaha Motor	400	[a]	5,726
Yamato Holdings	700		11,634
Yaskawa Electric	1,000		8,743
Yokogawa Electric	400	[a]	3,785
			4,220,959
Luxembourg—.1%
ArcelorMittal	1,598		33,500
Millicom International
Cellular, SDR	159		17,668
SES	651		16,798
Tenaris	794		12,791
			80,757

The Fund 29

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Macau—.0%
Sands China	5,200	[a]	15,307
Wynn Macau	3,200		8,792
			24,099
Netherlands—.7%
Aegon	3,776	[a]	18,302
Akzo Nobel	476		25,372
ASML Holding	875		36,943
Corio	129		6,639
Delta Lloyd	221		3,941
European Aeronautic Defence and Space	862		25,693
Fugro	121		7,212
Heineken	490		23,996
Heineken Holding	247		10,692
ING Groep	7,551	[a]	65,931
Koninklijke Ahold	2,421		31,286
Koninklijke Boskalis Westminster	92		3,259
Koninklijke DSM	277		14,380
Koninklijke KPN	3,150		41,722
Koninklijke Philips Electronics	1,982		41,730
Koninklijke Vopak	176		9,181
PostNL	628		3,224
QIAGEN	398	[a]	5,590
Randstad Holding	180		6,471
Reed Elsevier	1,224		15,215
SBM Offshore	365		8,146
STMicroelectronics	1,054		7,351
TNT Express	628		5,407
Unilever	3,215		111,972
Wolters Kluwer	545		9,734
			539,389
New Zealand—.0%
Auckland International Airport	2,415		4,576
Contact Energy	460	[a]	2,081
Fletcher Building	1,409		7,537
Sky City Entertainment Group	1,940		5,533
Telecom Corporation of New Zealand	4,764		9,818
			29,545

Common Stocks (continued)	Shares		Value ($)
Norway—.2%
Aker Solutions	268		3,147
DnB NOR	1,894		22,308
Gjensidige Forsikring	483		5,360
Norsk Hydro	1,845		9,726
Orkla	1,726		15,180
Renewable Energy	600	[a]	589
SeaDrill	588		19,630
Statoil	2,225		57,335
Telenor	1,391		25,073
Yara International	337		16,207
			174,555
Portugal—.1%
Banco Comercial Portugues, Cl. R	5,684	[a]	1,229
Banco Espirito Santo	905		1,982
Cimpor-Cimentos de Portugal	565		4,246
Energias de Portugal	4,216		13,437
Galp Energia, Cl. B	600		12,536
Jeronimo Martins	521		9,084
Portugal Telecom	1,514		10,981
			53,495
Singapore—.5%
Ascendas Real Estate Investment Trust	3,400		5,544
CapitaLand	4,500		9,705
CapitaMall Trust	4,000		5,936
Capitamalls Asia	4,000		4,317
City Developments	1,000		8,665
ComfortDelgro	5,000		5,557
Cosco Singapore	3,000		2,400
DBS Group Holdings	3,500		34,228
Flextronics International	1,406	[a]	9,230
Fraser and Neave	2,000		9,746
Genting Singapore	13,000	[a]	17,795
Global Logistic Properties	4,150		5,796
Golden Agri-Resources	12,640		6,421
Hutchison Port Holdings Trust	9,000		5,951
Keppel	3,200		23,971
Keppel Land	1,000		2,209

The Fund 31

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Singapore (continued)
Noble Group	7,636		9,321
Olam International	3,045		6,103
Oversea-Chinese Banking	5,000		33,502
SembCorp Industries	2,000		6,604
SembCorp Marine	2,000		6,632
Singapore Airlines	866		8,032
Singapore Exchange	2,000		10,713
Singapore Press Holdings	3,000		9,302
Singapore Technologies Engineering	4,000		8,982
Singapore Telecommunications	15,000		38,089
StarHub	2,000		4,490
United Overseas Bank	3,000		40,759
UOL Group	1,000		3,538
Wilmar International	4,000		17,214
			360,752
Spain—.9%
Abertis Infraestructuras	752		12,518
Acciona	39		3,733
Acerinox	192		2,576
ACS Actividades de Construccion y Servicios	261		9,993
Amadeus IT Holding, Cl. A	676		12,880
Banco Bilbao Vizcaya Argentaria	8,556		78,310
Banco de Sabadell	2,636		9,596
Banco Popular Espanol	1,664		7,731
Banco Santander	16,614		143,141
Bankia	1,979		10,089
Bankinter	357		2,216
CaixaBank	1,838		9,086
Distribuidora Internacional de Alimentacion	986	[a]	4,545
EDP Renovaveis	522	[a]	3,160
Enagas	438		8,718
Ferrovial	725		9,303
Fomento de Construcciones y Contratas	161		4,217
Gas Natural SDG	675		12,696
Grifols	170	[a]	3,198
Iberdrola	7,862		57,659

Common Stocks (continued)	Shares	Value ($)
Spain (continued)
Inditex	451	41,367
Indra Sistemas	130	2,205
Mapfre	1,615	5,994
Mediaset Espana Comunicacion	537	3,595
Red Electrica	248	12,098
Repsol	1,633	49,882
Telefonica	8,274	177,494
Zardoya Otis	186	2,535
		700,535
Sweden—.8%
Alfa Laval	650	12,274
Assa Abloy, Cl. B	691	17,002
Atlas Copco, Cl. A	1,364	30,102
Atlas Copco, Cl. B	708	13,950
Autoliv	210	12,132
Boliden	378	5,448
Electrolux, Ser. B	407	7,667
Getinge, Cl. B	363	9,510
Hennes & Mauritz, Cl. B	2,033	67,881
Hexagon, Cl. B	485	7,546
Holmen, Cl. B	75	2,143
Husqvarna, Cl. B	673	3,450
Industrivarden, Cl. C	308	3,889
Investor, Cl. B	962	19,058
Kinnevik Investment, Cl. B	358	7,580
Modern Times Group, Cl. B	68	3,637
Nordea Bank	5,276	48,671
Ratos, Cl. B	334	4,504
Sandvik	2,059	28,706
Scania, Cl. B	520	8,846
Securitas, Cl. B	706	6,518
Skandinaviska Enskilda Banken, Cl. A	2,519	16,039
Skanska, Cl. B	905	14,976
SKF, Cl. B	823	18,532
SSAB, Cl. A	326	3,191
Svenska Cellulosa, Cl. B	1,254	18,482

The Fund 33

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Sweden (continued)
Svenska Handelsbanken, Cl. A	997		28,972
Swedbank, Cl. A	1,505		21,378
Swedish Match	411		14,340
Tele2, Cl. B	581		12,364
Telefonaktiebolaget LM Ericsson, Cl. B	5,930		62,454
TeliaSonera	4,298		30,211
Volvo, Cl. B	2,882		36,392
			597,845
Switzerland—2.2%
ABB	4,337	[a]	83,274
Actelion	178	[a]	6,678
Adecco	300	[a]	14,611
Aryzta	202		9,847
Baloise Holding	91		7,508
Cie Financiere Richemont, Cl. A	1,040		60,014
Credit Suisse Group	2,221	[a]	65,294
GAM Holding	436	[a]	5,282
Geberit	85	[a]	17,619
Givaudan	17	[a]	15,657
Holcim	498	[a]	32,026
Julius Baer Group	371	[a]	14,204
Kuehne & Nagel International	100		12,552
Lindt & Spruengli-PC	3		9,343
Lonza Group	82	[a]	5,518
Nestle	6,948		406,124
Novartis	4,687		267,021
Pargesa Holding-BR	64		5,060
Roche Holding	1,412		234,631
Schindler Holding	48		5,694
Schindler Holding-PC	85		10,074
SGS	12		20,808
Sika-BR	5		9,916
Sonova Holding	118	[a]	12,670
Straumann Holding	19		3,382
Sulzer	31		3,667
Swatch Group	75		5,611

Common Stocks (continued)	Shares		Value ($)
Switzerland (continued)
Swatch Group-BR	63		26,884
Swiss Life Holding	58	[a]	7,247
Swiss Re	730	[a]	40,432
Swisscom	42		17,108
Syngenta	189	[a]	58,276
Synthes	123	[c]	20,792
Transocean	600		34,451
UBS	7,193	[a]	92,597
Zurich Financial Services	287	[a]	67,169
			1,709,041
United Kingdom—5.9%
3i Group	1,736		5,761
Admiral Group	331		6,299
Aggreko	475		13,126
AMEC	595		8,888
Anglo American	2,610		96,621
Antofagasta	731		13,770
ARM Holdings	2,837		26,765
Associated British Foods	591		10,551
AstraZeneca	2,784		134,181
Aviva	5,997		32,989
Babcock International Group	857		9,745
BAE Systems	6,925		30,917
Balfour Beatty	1,187		4,826
Barclays	22,832		71,974
BG Group	6,670		146,042
BHP Billiton	4,320		137,192
BP	37,926		282,208
British American Tobacco	3,927		181,568
British Land	1,615		13,308
British Sky Broadcasting Group	2,397		27,238
BT Group	15,983		48,526
Bunzl	499		6,492
Burberry Group	776		16,797
Cairn Energy	3,083	[a]	14,660
Capita Group	1,353		15,866

The Fund 35

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
Capital Shopping Centres Group	773		4,109
Carnival	420		15,477
Centrica	10,295		49,303
Cobham	2,046		5,944
Compass Group	3,941		36,004
Diageo	4,954		103,072
Essar Energy	227	[a]	1,127
Eurasian Natural Resources	384		4,078
Experian	1,944		25,432
Fresnillo	386		10,579
G4S	2,575		10,150
GKN	2,473		7,596
GlaxoSmithKline	10,372		234,380
Glencore International	1,647		11,644
Hammerson	1,232		8,095
HSBC Holdings	35,777		314,667
ICAP	931		6,073
Imperial Tobacco Group	2,009		73,740
Inmarsat	794		6,013
Intercontinental Hotels Group	460		8,531
International Consolidated Airlines Group	1,579	[a]	4,224
International Power	3,211		17,528
Intertek Group	371		12,306
Invensys	1,440		5,241
Investec	662		4,043
ITV	8,986	[a]	9,290
J Sainsbury	2,638		12,736
Johnson Matthey	385		11,677
Kazakhmys	315		4,716
Kingfisher	4,977		20,798
Land Securities Group	1,614		17,819
Legal & General Group	12,314		21,963
Lloyds Banking Group	80,921	[a]	42,443
London Stock Exchange Group	302		4,387
Lonmin	237		4,162
Man Group	3,853		9,322

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
Marks & Spencer Group	3,182		16,533
National Grid	6,921		68,982
Next	320		13,202
Old Mutual	11,390		20,223
Pearson	1,653		30,550
Petrofac	592		13,722
Prudential	5,089		53,187
Randgold Resources	181		19,852
Reckitt Benckiser Group	1,218		62,872
Reed Elsevier	2,543		21,939
Resolution	2,757		12,238
Rexam	1,726		9,642
Rio Tinto	2,877		157,192
Rolls-Royce Holdings	3,514	[a]	39,845
Royal Bank of Scotland Group	38,719	[a]	15,143
Royal Dutch Shell, Cl. A	7,226		257,297
Royal Dutch Shell, Cl. B	5,428		195,860
RSA Insurance Group	6,348		11,445
SABMiller	1,893		69,406
Sage Group	2,356		10,576
Schroders	205		4,728
Scottish & Southern Energy	1,875		40,675
Segro	1,292		5,084
Serco Group	873		7,320
Severn Trent	444		10,865
Shire	1,135		35,742
Smith & Nephew	1,887		17,376
Smiths Group	886		13,686
Standard Chartered	4,640		109,271
Standard Life	4,201		14,633
Subsea 7	628	[a]	13,791
Tesco	15,903		103,125
Tui Travel	1,371		3,777
Tullow Oil	1,802		40,808
Unilever	2,541		85,556
United Utilities Group	1,206		11,806

The Fund 37

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United Kingdom (continued)
Vedanta Resources	192		3,961
Virgin Media	563		13,726
Vodafone Group	102,955		287,242
Weir Group	397		12,297
Whitbread	332		8,880
Willis Group Holdings	338		12,273
WM Morrison Supermarkets	4,437		21,643
Wolseley	631		18,313
WPP	2,590		27,006
Xstrata	4,128		69,662
			4,587,931
United States—30.6%
3M	1,336		105,571
Abbott Laboratories	3,134		168,829
Abercrombie & Fitch, Cl. A	160		11,904
Accenture, Cl. A	1,264		76,169
ACE	725		52,309
Activision Blizzard	1,022		13,685
Adobe Systems	1,066	[a]	31,351
Advance Auto Parts	156		10,151
Advanced Micro Devices	1,129	[a]	6,582
AES	1,220	[a]	13,688
Aetna	784		31,172
Aflac	954		43,016
AGCO	156	[a]	6,837
Agilent Technologies	734	[a]	27,209
Air Products & Chemicals	436		37,557
Airgas	137		9,446
Akamai Technologies	324	[a]	8,729
Alcoa	2,185		23,511
Alexion Pharmaceuticals	386	[a]	26,059
Allegheny Technologies	240		11,136
Allergan	614		51,650
Alliance Data Systems	107	[a]	10,961
Alliant Energy	201		8,197
Allstate	1,084		28,553

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Alpha Natural Resources	385	[a]	9,255
Altera	660		25,027
Altria Group	4,135		113,919
Amazon.com	729	[a]	155,649
Ameren	535		17,056
American Electric Power	972		38,180
American Express	2,142		108,428
American International Group	981	[a]	24,221
American Tower, Cl. A	801	[a]	44,135
American Water Works	404		12,334
Ameriprise Financial	513		23,947
AmerisourceBergen	526		21,461
AMETEK	366		14,464
Amgen	1,846		105,720
Amphenol, Cl. A	312		14,817
Anadarko Petroleum	980		76,930
Analog Devices	641		23,441
Annaly Capital Management	1,925	[d]	32,436
Aon	613		28,578
Apache	755		75,221
Apollo Group, Cl. A	252	[a]	11,932
Apple	1,852	[a]	749,653
Applied Materials	2,475		30,492
Arch Capital Group	258	[a]	9,280
Arch Coal	499		9,092
Archer-Daniels-Midland	1,289		37,304
Arrow Electronics	221	[a]	7,967
Assurant	223		8,594
AT&T	11,885		348,349
Autodesk	520	[a]	17,992
Automatic Data Processing	995		52,068
AutoZone	52	[a]	16,827
Avago Technologies	486		16,412
AvalonBay Communities	194	[d]	25,936
Avery Dennison	191		5,081
Avnet	304	[a]	9,214

The Fund 39

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Avon Products	784		14,332
Axis Capital Holdings	202		6,333
Baker Hughes	869		50,393
Ball	292		10,094
Bank of America	19,979		136,457
Baxter International	1,144		62,897
BB&T	1,419		33,119
Beam	258		12,753
Becton Dickinson & Co.	413		32,309
Bed Bath & Beyond	483	[a]	29,869
Berkshire Hathaway, Cl. B	1,823	[a]	141,939
Best Buy	636		16,682
Biogen Idec	461	[a]	53,642
BlackRock	188		29,665
BMC Software	334	[a]	11,610
Boeing	1,387		91,251
BorgWarner	246	[a]	18,816
Boston Properties	308	[d]	30,489
Boston Scientific	3,304	[a]	19,461
Bristol-Myers Squibb	3,371		106,490
Broadcom, Cl. A	1,004	[a]	36,234
Brown-Forman, Cl. B	160		11,957
Bunge	319		19,705
C.H. Robinson Worldwide	319		22,148
C.R. Bard	164		14,096
CA	762		16,505
Cablevision Systems (NY Group), Cl. A	423		6,121
Cabot Oil & Gas	209		16,243
Calpine	686	[a]	10,407
Cameron International	468	[a]	22,997
Campbell Soup	378		12,569
Capital One Financial	915		41,779
Cardinal Health	736		32,583
CareFusion	513	[a]	13,133
CarMax	514	[a]	15,451
Carnival	931		32,781

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Caterpillar	1,263		119,303
CBRE Group,	456	[a]	8,108
CBS, Cl. B	1,317		33,992
Celanese, Ser. A	289		12,586
Celgene	941	[a]	61,005
CenterPoint Energy	880		18,339
CenturyLink	1,237		43,617
Cerner	307	[a]	19,473
CF Industries Holdings	146		23,691
Charles Schwab	2,298		28,219
Chesapeake Energy	1,317		37,034
Chevron	4,033		423,667
Chipotle Mexican Grill	66	[a]	22,184
Chubb	597		40,029
Church & Dwight	264		11,664
Cigna	503		22,303
Cimarex Energy	155		9,920
Cincinnati Financial	311		9,000
Cintas	277		8,279
Cisco Systems	10,882		201,643
CIT Group	324	[a]	11,291
Citigroup	5,877		185,654
Citrix Systems	401	[a]	29,205
Cliffs Natural Resources	271		18,488
Clorox	267		17,873
CME Group	134		36,925
Coach	602		39,172
Coca-Cola	4,140		282,845
Coca-Cola Enterprises	721		19,337
Cognizant Technology Solutions, Cl. A	615	[a]	44,741
Colgate-Palmolive	979		88,472
Comcast, Cl. A	4,109		96,356
Comcast, Cl. A (Special)	1,338		30,774
Comerica	458		11,702
Computer Sciences	290		9,123
ConAgra Foods	823		20,847

The Fund 41

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Concho Resources	193	[a]	18,281
ConocoPhillips	2,671		186,035
Consol Energy	474		20,268
Consolidated Edison	593		34,317
Constellation Brands, Cl. A	362	[a]	7,320
Constellation Energy Group	338		13,419
Continental Resources	106	[a]	6,429
Cooper Industries	304		15,948
Corning	3,143		44,913
Costco Wholesale	861		71,678
Covance	119	[a]	6,037
Coventry Health Care	297	[a]	9,448
Covidien	989		46,523
Cree	170	[a]	4,529
Crown Castle International	554	[a]	22,913
Crown Holdings	306	[a]	10,340
CSX	2,231		49,551
Cummins	389		38,678
CVS Caremark	2,710		98,373
D.R. Horton	490		5,454
Danaher	1,110		53,669
Darden Restaurants	263		12,592
DaVita	177	[a]	12,390
Deere & Co.	832		63,149
Dell	3,479	[a]	55,003
Delta Air Lines	279	[a]	2,377
Denbury Resources	906	[a]	14,224
DENTSPLY International	229		8,464
Devon Energy	811		52,674
DeVry	129		4,861
Diamond Offshore Drilling	124		8,127
DIRECTV, Cl. A	1,560	[a]	70,918
Discover Financial Services	1,051		24,762
Discovery Communications, Cl. A	270	[a]	11,734
Discovery Communications, Cl. C	282	[a]	11,159
DISH Network, Cl. A	476	[a]	11,505

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Dolby Laboratories, Cl. A	89	[a]	2,602
Dollar General	239	[a]	9,479
Dollar Tree	246	[a]	19,670
Dominion Resources	1,148		59,225
Dover	340		18,880
Dow Chemical	2,306		64,291
Dr. Pepper Snapple Group	462		17,302
DTE Energy	299		15,581
Duke Energy	2,664		54,399
Duke Realty	396	[d]	4,863
Dun & Bradstreet	102		6,820
E.I. du Pont de Nemours & Co.	1,828		87,872
Eastman Chemical	236		9,272
Eaton	686		30,747
Eaton Vance	238		6,257
eBay	2,309	[a]	73,495
Ecolab	492		26,489
Edison International	658		26,715
Edwards Lifesciences	214	[a]	16,140
El Paso	1,616		40,416
Electronic Arts	745	[a]	17,396
Eli Lilly & Co.	2,071		76,958
EMC	4,100	[a]	100,491
Emerson Electric	1,488		71,603
Energen	116		5,691
Energizer Holdings	129	[a]	9,519
Entergy	339		23,449
EOG Resources	554		49,544
EQT	254		16,129
Equifax	253		8,893
Equity Residential	595	[d]	34,915
Estee Lauder, Cl. A	251		24,711
Everest Re Group	102		9,172
Exelon	1,322		58,684
Expedia	460		12,080
Expeditors International of Washington	386		17,602

The Fund 43

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Express Scripts	1,007	[a]	46,050
Exxon Mobil	9,864		770,280
F5 Networks	182	[a]	18,919
Family Dollar Stores	252		14,775
Fastenal	602		22,930
Federal Realty Investment Trust	119	[d]	10,562
FedEx	601		49,180
Fidelity National Financial, Cl. A	408		6,300
Fidelity National Information Services	485		12,697
Fifth Third Bancorp	1,941		23,311
First Solar	95	[a]	4,728
FirstEnergy	868		39,025
Fiserv	320	[a]	18,838
FLIR Systems	304		7,995
Flowserve	97		8,991
Fluor	377		21,432
FMC	130		10,256
FMC Technologies	466	[a]	20,886
Ford Motor	6,963	[a]	81,328
Forest Laboratories	543	[a]	16,996
Fossil	126	[a]	13,061
Foster Wheeler	254	[a]	5,415
Franklin Resources	316		33,695
Freeport-McMoRan Copper & Gold	1,867		75,165
Frontier Communications	2,204		13,797
GameStop, Cl. A	315	[a]	8,055
Gap	928		17,539
Garmin	202		6,947
General Dynamics	657		42,173
General Electric	21,288		355,722
General Growth Properties	945	[d]	13,892
General Mills	1,275		49,126
General Motors	1,624		41,980
Genuine Parts	342		19,641
Genworth Financial, Cl. A	798	[a]	5,091
Gilead Sciences	1,571	[a]	65,448

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Goldman Sachs Group	978		107,140
Goodrich	262		32,129
Goodyear Tire & Rubber	433	[a]	6,218
Google, Cl. A	509	[a]	301,654
Green Mountain Coffee Roasters	244	[a]	15,865
H&R Block	635		9,709
H.J. Heinz	651		34,789
Halliburton	1,802		67,323
Hansen Natural	131	[a]	11,671
Harley-Davidson	515		20,034
Harris	226		8,532
Hartford Financial Services Group	937		18,037
Hasbro	240		9,134
HCA Holdings	328		7,692
HCP	769	[d]	30,645
Health Care REIT	316	[d]	16,650
Helmerich & Payne	251		13,348
Henry Schein	182	[a]	12,616
Hershey	351		20,088
Hertz Global Holdings	588	[a]	6,821
Hess	615		38,474
Hewlett-Packard	4,299		114,396
HollyFrontier	360		11,048
Hologic	515	[a]	8,302
Home Depot	3,239		115,956
Honeywell International	1,473		77,185
Hormel Foods	274		8,075
Hospira	294	[a]	9,246
Host Hotels & Resorts	1,502	[d]	21,434
Hudson City Bancorp	833		5,206
Human Genome Sciences	315	[a]	3,232
Humana	310		26,316
IHS, Cl. A	90	[a]	7,559
Illinois Tool Works	905		44,010
Illumina	289	[a]	8,849
Ingersoll-Rand	758		23,597

The Fund 45

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Integrys Energy Group	130		6,878
Intel	10,661		261,621
IntercontinentalExchange	156	[a]	20,261
International Business Machines	2,429		448,466
International Flavors & Fragrances	188		11,385
International Game Technology	508		8,936
International Paper	889		24,625
Interpublic Group of Cos.	828		7,849
Intuit	561		30,109
Intuitive Surgical	83	[a]	36,010
Invesco	1,012		20,312
Iron Mountain	417		12,898
ITT	319		14,546
J.C. Penney	357		11,453
J.M. Smucker	216		16,636
Jacobs Engineering Group	213	[a]	8,264
JB Hunt Transport Services	158		6,685
Jefferies Group	165		2,188
Johnson & Johnson	5,501		354,209
Johnson Controls	1,365		44,949
Joy Global	230		20,056
JPMorgan Chase & Co.	7,998		278,010
Juniper Networks	1,106	[a]	27,064
KBR	301		8,401
Kellogg	476		25,804
KeyCorp	2,161		15,257
Kimberly-Clark	808		56,326
Kimco Realty	726	[d]	12,683
Kinder Morgan	248		7,093
Kinder Morgan Management	159	[a]	10,515
KLA-Tencor	378		17,800
Kohl’s	569		30,163
Kraft Foods, Cl. A	3,283		115,496
Kroger	1,108		25,683
L-3 Communications Holdings	215		14,573
Laboratory Corp. of America Holdings	180	[a]	15,093

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Lam Research	292	[a]	12,553
Las Vegas Sands	725	[a]	34,039
Legg Mason	319		8,773
Leggett & Platt	272		5,957
Leucadia National	496		13,308
Level 3 Communications	375	[a]	9,996
Liberty Global, Cl. A	247	[a]	9,924
Liberty Global, Ser. C	203	[a]	7,789
Liberty Interactive, Cl. A	1,084	[a]	17,810
Liberty Property Trust	187	[d]	5,984
Life Technologies	323	[a]	13,136
Limited Brands	515		21,996
Lincoln National	551		10,497
Linear Technology	512		16,543
Lockheed Martin	614		46,603
Loews	631		25,051
Lorillard	300		33,198
Lowe’s	2,707		56,901
LSI	1,233	[a]	7,706
LyondellBasell Industries, Cl. A	622		20,439
M&T Bank	204		15,526
Macerich	301	[d]	14,978
Macy’s	905		27,630
Manpower	158		6,816
Marathon Oil	1,432		37,275
Marathon Petroleum	740		26,566
Marriott International, Cl. A	625		19,688
Marsh & McLennan	1,107		33,896
Martin Marietta Materials	71		5,124
Marvell Technology Group	960	[a]	13,430
Masco	590		5,664
MasterCard, Cl. A	219		76,046
Mattel	655		18,497
Maxim Integrated Products	527		13,786
McCormick & Co.	225		10,926
McDonald’s	2,053		190,621

The Fund 47

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
McGraw-Hill	562		23,885
McKesson	524		42,732
MDU Resources Group	351		7,234
Mead Johnson Nutrition	381		27,375
MeadWestvaco	345		9,629
Medco Health Solutions	813	[a]	44,601
Medtronic	2,121		73,684
Merck & Co	6,214		214,383
MetLife	2,086		73,344
MetroPCS Communications	331	[a]	2,814
MGM Resorts International	876	[a]	10,092
Microchip Technology	368		13,307
Micron Technology	1,509	[a]	8,435
Microsoft	15,223		405,388
Mohawk Industries	104	[a]	5,476
Molson Coors Brewing, Cl. B	362		15,327
Monsanto	1,059		77,042
Moody’s	475		16,858
Morgan Stanley	2,799		49,374
Mosaic	638		37,361
Motorola Mobility Holdings	598	[a]	23,250
Motorola Solutions	578		27,114
Murphy Oil	334		18,494
Mylan	791	[a]	15,480
Nabors Industries	516	[a]	9,458
NASDAQ OMX Group	219	[a]	5,486
National Oilwell Varco	841		59,989
NetApp	739	[a]	30,269
Netflix	94	[a]	7,716
New York Community Bancorp	1,008		13,416
Newell Rubbermaid	529		7,829
Newfield Exploration	231	[a]	9,300
Newmont Mining	961		64,224
News, Cl. A	3,607		63,195
News, Cl. B	788		14,066
NextEra Energy	803		45,289

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Nielson Holdings	210		6,164
NII Holdings	289	[a]	6,800
NIKE, Cl. B	728		70,143
NiSource	516		11,398
Noble	481	[a]	17,287
Noble Energy	357		31,894
Nordstrom	380		19,262
Norfolk Southern	715		52,903
Northeast Utilities	332		11,477
Northern Trust	406		16,431
Northrop Grumman	521		30,088
NRG Energy	457	[a]	9,789
NSTAR	202		9,108
Nuance Communications	567	[a]	15,014
Nucor	675		25,502
NVIDIA	1,306	[a]	19,329
NYSE Euronext	604		16,048
O’Reilly Automotive	299	[a]	22,739
Occidental Petroleum	1,602		148,890
Old Republic International	426		3,766
Omnicare	202		6,024
Omnicom Group	588		26,154
ONEOK	201		15,286
Oracle	8,139		266,715
Owens-Illinois	292	[a]	5,863
PACCAR	626		27,068
Pall	237		12,127
Parker Hannifin	301		24,547
PartnerRe	125		7,778
Patterson	139		4,374
Paychex	705		20,544
Peabody Energy	581		25,198
Pentair	186		6,687
People’s United Financial	715		9,116
Pepco Holdings	419		8,296
PepsiCo	3,183		200,370

The Fund 49

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Perrigo	178		16,070
PetSmart	229		10,752
Pfizer	15,693		302,247
PG&E	804		34,492
Pharmaceutical Product Development	185		6,103
Philip Morris International	3,530		246,641
Pinnacle West Capital	192		8,751
Pioneer Natural Resources	200		16,780
Pitney Bowes	342		6,970
Plains Exploration & Production	227	[a]	7,151
Plum Creek Timber	278	[d]	10,469
PNC Financial Services Group	1,054		56,610
PPG Industries	332		28,688
PPL	1,204		35,361
Praxair	606		61,612
Precision Castparts	288		46,987
Priceline.com	99	[a]	50,264
Principal Financial Group	715		18,433
Procter & Gamble	5,601		358,408
Progress Energy	600		31,260
Progressive	1,145		21,766
ProLogis	937	[d]	27,885
Prudential Financial	972		52,682
Public Service Enterprise Group	1,027		34,610
Public Storage	291	[d]	37,554
Pulte Group	591	[a]	3,061
QEP Resources	318		11,305
QUALCOMM	3,365		173,634
Quanta Services	378	[a]	7,896
Quest Diagnostics	373		20,813
R.R. Donnelley & Sons	415		6,765
Ralcorp Holdings	107	[a]	8,650
Ralph Lauren	141		22,389
Range Resources	345		23,750
Rayonier	219	[d]	9,139
Raytheon	733		32,391

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Red Hat	431	[a]	21,399
Regency Centers	138	[d]	5,652
Regions Financial	2,243		8,815
RenaissanceRe Holdings	95		6,471
Republic Services	678		19,296
Reynolds American	738		28,546
Robert Half International	274		7,242
Rock-Tenn, Cl. A	119		7,044
Rockwell Automation	312		21,107
Rockwell Collins	288		16,079
Roper Industries	183		14,841
Ross Stores	216		18,950
Rowan	295	[a]	10,175
Royal Caribbean Cruises	221		6,568
Safeway	725		14,043
SAIC	706	[a]	8,776
Salesforce.com	254	[a]	33,825
SanDisk	509	[a]	25,791
Sara Lee	1,227		21,841
SBA Communications, Cl. A	191	[a]	7,275
SCANA	233		9,851
Schlumberger	2,735		200,940
Scripps Networks Interactive, Cl. A	179		7,604
Seagate Technology	786		12,694
Sealed Air	291		5,180
Sears Holdings	80	[a]	6,254
SEI Investments	221		3,578
Sempra Energy	418		22,459
Sherwin-Williams	175		14,474
Sigma-Aldrich	269		17,614
Simon Property Group	578	[d]	74,238
Sirius XM Radio	7,333	[a]	13,126
SLM	1,170		15,994
Southern	1,731		74,779
Southwest Airlines	263		2,249
Southwestern Energy	735	[a]	30,899

The Fund 51

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Spectra Energy	1,313		37,591
Sprint Nextel	5,370	[a]	13,801
SPX	89		4,860
St. Jude Medical	697		27,183
Stanley Black & Decker	335		21,390
Staples	1,528		22,859
Starbucks	1,492		63,171
Starwood Hotels & Resorts Worldwide	421	[d]	21,096
State Street	1,020		41,198
Stericycle	162	[a]	13,540
Stryker	611		29,273
Sunoco	198		7,372
SunTrust Banks	1,127		22,236
Symantec	1,570	[a]	26,706
Synopsys	266	[a]	7,131
Sysco	1,184		32,820
T. Rowe Price Group	491		25,944
Target	1,322		72,380
TD Ameritrade Holding	489		8,205
TE Connectivity	807		28,689
Teradata	366	[a]	21,836
Texas Instruments	2,314		71,109
Textron	542		10,526
Thermo Fisher Scientific	793	[a]	39,864
Tiffany & Co.	212		16,903
Time Warner	2,157		75,473
Time Warner Cable	691		44,010
TJX	797		46,967
Toll Brothers	239	[a]	4,168
Torchmark	249		10,192
Total System Services	300		5,967
Travelers	867		50,589
TRW Automotive Holdings	256	[a]	10,778
Tyco International	1,003		45,687

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Tyson Foods, Cl. A	547		10,557
U.S. Bancorp	3,812		97,549
Ultra Petroleum	276	[a]	8,793
Union Pacific	973		96,882
United Continential Holdings	87	[a]	1,681
United Parcel Service, Cl. B	1,455		102,199
United States Steel	255		6,467
United Technologies	1,728		134,749
UnitedHealth Group	2,164		103,850
Unum Group	602		14,352
Urban Outfitters	254	[a]	6,922
URS	153	[a]	5,462
Valero Energy	1,056		25,978
Varian Medical Systems	215	[a]	12,625
Ventas	564	[d]	31,364
VeriSign	349		11,199
Verisk Analytics, Cl. A	295	[a]	10,369
Verizon Communications	5,694		210,564
Vertex Pharmaceuticals	431	[a]	17,063
VF	186		25,709
Viacom, Cl. B	1,094		47,972
Visa, Cl. A	1,063		99,135
VMware, Cl. A	166	[a]	16,227
Vornado Realty Trust	351	[d]	29,066
Vulcan Materials	217		6,790
W.R. Berkley	221		7,693
W.W. Grainger	111		19,015
Wal-Mart Stores	3,844		218,032
Walgreen	1,820		60,424
Walt Disney	3,563		124,277
Walter Energy	122		9,229
Warner Chilcott, Cl. A	230	[a]	4,168
Washington Post, Cl. B	10		3,402
Waste Management	943		31,053

The Fund 53

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
United States (continued)
Waters	205	[a]	16,425
Watson Pharmaceuticals	276	[a]	18,536
Weatherford International	1,632	[a]	25,296
WellPoint	755		52,020
Wells Fargo & Co.	10,100		261,691
Western Digital	414	[a]	11,029
Western Union	1,341		23,427
Weyerhaeuser	1,137	[d]	20,443
Whirlpool	129		6,554
Whiting Petroleum	233	[a]	10,846
Whole Foods Market	283		20,410
Williams	1,190		35,831
Windstream	881		10,722
Wisconsin Energy	522		16,928
Wynn Resorts	167		22,178
Xcel Energy	996		25,747
Xerox	2,902		23,738
Xilinx	501		16,763
XL Group	594		12,914
Yahoo!	2,523	[a]	39,459
Yum! Brands	937		50,195
Zimmer Holdings	402	[a]	21,157
			23,671,187
Total Common Stocks
(cost $50,504,638)			46,162,178

Preferred Stocks—.1%
Germany
Bayerische Motoren Werke	132		7,284
Henkel & Co.	327		19,662
Porsche Automobil Holding	281		16,612
ProSiebenSat.1 Media	139		3,005
RWE	68		2,575

Preferred Stocks (continued)	Shares		Value ($)
Germany (continued)
Volkswagen	310		54,827
Total Preferred Stocks
(cost $68,942)			103,965

Rights—.0%
Hong Kong
New World Development
(cost $614)	2,000	[a]	683
	Face Amount
	Covered by
Options Purchased—5.5%	Contracts ($)		Value ($)
Call Options—5.5%
U.S. Treasury 10 Year Note Futures,
November 2011 @ $109	211,000	[a]	4,233,188
	Number of
	Contracts		Value ($)
Put Options—.0%
Swiss Market Index Futures,
December 2011 @ CHF 5,405	90	[a]	6,872
Swiss Market Index Futures,
December 2011 @ CHF 5,694	110	[a]	18,431
			25,303
Total Options Purchased
(cost $4,303,828)			4,258,491
	Principal
Short-Term Investments—18.5%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.01%, 12/1/11	2,500,000		2,499,980
0.01%, 12/29/11	1,270,000		1,269,975
0.02%, 1/12/12	3,350,000		3,349,916
0.02%, 3/22/12	3,400,000	[e]	3,399,565
0.03%, 1/19/12	3,760,000		3,759,898
Total Short-Term Investments
(cost $14,279,353)			14,279,334

The Fund 55

STATEMENT OF INVESTMENTS (continued)

Other investment—16.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $12,607,663)	12,607,663 [f]	12,607,663

Total Investments (cost $81,765,038)	100.0%	77,412,314
Liabilities, Less Cash and Receivables	0.00%	(34,778)
Net Assets	100.0%	77,377,536

BR—Bearer Certificate
CDI—Chess Depository Interest
CHF—Swiss Franc
PC—Participation Certificate
PPS—Price Protected Shares
REIT—Real Estate Investment Trust
RSP—Risparmio (Savings) Shares
SDR—Swedish Depository Receipts
STRIP—Separate Trading of Registered Interest and Principal of Securities

a Non-income producing security.
b The valuation of these securities has been determined in good faith by management under the direction of the Board of Directors.At October 31, 2011, the value of these securities amounted to $583 or less than .01% of net assets.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2011, this security was valued at $20,792 or .03% of net assets.
d Investment in real estate investment trust.
e Held by a broker as collateral for open financial futures, forward foreign currency exchange contracts, and options positions.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Short-Term/		Health Care	5.9
Money Market Investments	34.8	Energy	5.8
Financial	11.0	Options Purchased	5.5
Information Technology	7.3	Materials	4.3
Consumer Discretionary	6.5	Utilities	3.7
Industrial	6.5	Telecommunication Services	2.5
Consumer Staples	6.2		100.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

October 31, 2011

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2011 ($)
Financial Futures Long
Amsterdam Exchange Index	54	4,611,786	November 2011	115,420
ASX SPI 200	22	2,499,814	December 2011	143,993
Australian 10 Year Bond	23	2,724,014	December 2011	(77,590)
Canadian 10 Year Bond	24	3,172,857	December 2011	(38,811)
DAX	28	6,026,083	December 2011	485,488
Euro-Bond	119	22,485,431	December 2011	99,490
IBEX 35 Index	1	123,412	November 2011	1,369
Japanese 10 Year Bond	1	1,821,866	December 2011	(8,475)
FTSE / MIB Index	1	111,249	December 2011	14,237
Standard & Poor’s 500 E-mini	54	3,373,110	December 2011	89,592
Financial Futures Short
FTSE 100	18	(1,609,145)	December 2011	(32,743)
Long Gilt	143	(29,622,978)	December 2011	132,995
Hang Seng	16	(2,038,377)	November 2011	(106,854)
Japanese 10 Year Mini Bond	7	(1,276,563)	December 2011	4,170
S&P/ Toronto Stock
Exchange Index	12	(1,683,443)	December 2011	(14,417)
Topix	50	(4,866,945)	December 2011	(93,358)
U.S Treasury 10 Year Notes	9	(1,161,563)	December 2011	(502)
Gross Unrealized Appreciation				1,086,754
Gross Unrealized Depreciation				(372,750)

See notes to financial statements.

The Fund 57

STATEMENT OF OPTIONS WRITTEN
October 31, 2011

	Number of
	Contracts ($)		Value ($)
Call Options:
Swiss Market Index Futures,
December 2011 @ CHF 5,405	90	[a]	(40,266)
Swiss Market Index Futures,
December 2011 @ CHF 5,694	110	[a]	(22,859)
(premiums received $63,604)			(63,125)

CHF—Swiss Franc
a Non-income producing security.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	69,157,375	64,804,651
Affiliated issuers	12,607,663	12,607,663
Cash		39,007
Cash denominated in foreign currencies	728,450	745,067
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		3,185,933
Dividends receivable		117,421
Receivable for shares of Common Stock subscribed		27,891
Prepaid expenses		8,795
		81,536,428
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		95,642
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		3,561,263
Payable for futures variation margin—Note 4		260,774
Payable for shares of Common Stock redeemed		106,549
Outstanding options written, at value (premiums received
$63,604)—See Statement of Options Written—Note 4		63,125
Accrued expenses		71,539
		4,158,892
Net Assets ($)		77,377,536
Composition of Net Assets ($):
Paid-in capital		161,917,611
Accumulated investment (loss)—net		(40,340)
Accumulated net realized gain (loss) on investments		(80,511,196)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including
$714,004 net unrealized appreciation on financial futures)		(3,988,539)
Net Assets ($)		77,377,536

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	18,797,099	9,180,425	49,400,012
Shares Outstanding	1,601,683	799,820	4,171,224
Net Asset Value Per Share ($)	11.74	11.48	11.84

See notes to financial statements.

The Fund 59

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Cash dividends (net of $60,746 foreign taxes withheld at source):
Unaffiliated issuers	1,056,671
Affiliated issuers	15,842
Interest	441
Total Income	1,072,954
Expenses:
Management fee—Note 3(a)	784,821
Shareholder servicing costs—Note 3(c)	144,669
Distribution fees—Note 3(b)	80,751
Auditing fees	64,444
Registration fees	37,863
Custodian fees—Note 3(c)	24,612
Prospectus and shareholders’ reports	19,329
Directors’ fees and expenses—Note 3(d)	4,973
Legal fees	1,391
Loan commitment fees—Note 2	1,113
Miscellaneous	104,866
Total Expenses	1,268,832
Less—reduction in fees due to earnings credits—Note 3(c)	(50)
Net Expenses	1,268,782
Investment (Loss)—Net	(195,828)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(150,521)
Net realized gain (loss) on options transactions	1,710,106
Net realized gain (loss) on financial futures	(337,591)
Net realized gain (loss) on forward foreign currency exchange contracts	841,432
Net Realized Gain (Loss)	2,063,426
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	144,196
Net unrealized appreciation (depreciation) on options transactions	(182,710)
Net unrealized appreciation (depreciation) on financial futures	694,081
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(687,551)
Net Unrealized Appreciation (Depreciation)	(31,984)
Net Realized and Unrealized Gain (Loss) on Investments	2,031,442
Net Increase in Net Assets Resulting from Operations	1,835,614

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment (loss)—net	(195,828)	(388,404)
Net realized gain (loss) on investments	2,063,426	4,173,420
Net unrealized appreciation
(depreciation) on investments	(31,984)	4,835,840
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,835,614	8,620,856
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	1,835,994	1,486,128
Class C Shares	228,056	214,262
Class I Shares	33,309,183	14,351,275
Cost of shares redeemed:
Class A Shares	(7,852,506)	(17,799,249)
Class C Shares	(3,962,032)	(6,885,019)
Class I Shares	(12,256,698)	(7,619,255)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	11,301,997	(16,251,858)
Total Increase (Decrease) in Net Assets	13,137,611	(7,631,002)
Net Assets ($):
Beginning of Period	64,239,925	71,870,927
End of Period	77,377,536	64,239,925
Accumulated investment (loss)—net	(40,340)	(47,951)
Capital Share Transactions (Shares):
Class A
Shares sold	156,682	141,992
Shares redeemed	(671,148)	(1,700,282)
Net Increase (Decrease) in Shares Outstanding	(514,466)	(1,558,290)
Class C
Shares sold	19,817	20,674
Shares redeemed	(342,904)	(664,898)
Net Increase (Decrease) in Shares Outstanding	(323,087)	(644,224)
Class I
Shares sold	2,798,559	1,364,272
Shares redeemed	(1,034,286)	(728,702)
Net Increase (Decrease) in Shares Outstanding	1,764,273	635,570

See notes to financial statements.

The Fund 61

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.39	9.98	8.48	14.25	13.23
Investment Operations:
Investment income (loss)—net[a]	(.04)	(.06)	(.01)	.13	.32
Net realized and unrealized
gain (loss) on investments	.39	1.47	1.87	(5.47)	.93
Total from Investment Operations	.35	1.41	1.86	(5.34)	1.25
Distributions:
Dividends from investment income—net	—	—	(.36)	(.26)	(.07)
Dividends from net realized
gain on investments	—	—	—	(.17)	(.16)
Total Distributions	—	—	(.36)	(.43)	(.23)
Net asset value, end of period	11.74	11.39	9.98	8.48	14.25
Total Return (%)[b]	3.07	14.13	22.83	(38.52)	9.53
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.88	2.06	1.98	1.61	1.52
Ratio of net expenses
to average net assets	1.88	2.06	1.97	1.61	1.44
Ratio of net investment income
(loss) to average net assets	(.38)	(.54)	(.14)	1.09	2.31
Portfolio Turnover Rate	4.78	2.91	14.88	24.53	3.05
Net Assets, end of period ($ x 1,000)	18,797	24,096	36,670	74,083	298,284

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended October 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	11.22	9.91	8.37	14.10	13.18
Investment Operations:
Investment income (loss)—net[a]	(.13)	(.15)	(.07)	.04	.21
Net realized and unrealized
gain (loss) on investments	.39	1.46	1.86	(5.40)	.93
Total from Investment Operations	.26	1.31	1.79	(5.36)	1.14
Distributions:
Dividends from investment income—net	—	—	(.25)	(.20)	(.06)
Dividends from net realized
gain on investments	—	—	—	(.17)	(.16)
Total Distributions	—	—	(.25)	(.37)	(.22)
Net asset value, end of period	11.48	11.22	9.91	8.37	14.10
Total Return (%)[b]	2.32	13.22	21.94	(38.97)	8.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.63	2.81	2.73	2.35	2.28
Ratio of net expenses
to average net assets	2.63	2.81	2.72	2.35	2.19
Ratio of net investment income
(loss) to average net assets	(1.12)	(1.43)	(.89)	.32	1.53
Portfolio Turnover Rate	4.78	2.91	14.88	24.53	3.05
Net Assets, end of period ($ x 1,000)	9,180	12,600	17,510	26,706	84,660

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 63

FINANCIAL HIGHLIGHTS (continued)

			Year Ended October 31,
Class I Shares	2011		2010	2009	2008	2007 [a]
Per Share Data ($):
Net asset value, beginning of period	11.44		9.99	8.52	14.30	13.24
Investment Operations:
Investment income (loss)—net[b]	.00	[c]	(.01)	.02	.17	.36
Net realized and unrealized
gain (loss) on investments	.40		1.46	1.87	(5.48)	.93
Total from Investment Operations	.40		1.45	1.89	(5.31)	1.29
Distributions:
Dividends from investment income—net	—		—	(.42)	(.30)	(.07)
Dividends from net realized
gain on investments	—		—	—	(.17)	(.16)
Total Distributions	—		—	(.42)	(.47)	(.23)
Net asset value, end of period	11.84		11.44	9.99	8.52	14.30
Total Return (%)	3.50		14.51	23.29	(38.29)	9.86
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.49		1.64	1.60	1.26	1.23
Ratio of net expenses
to average net assets	1.49		1.64	1.59	1.26	1.17
Ratio of net investment income
(loss) to average net assets	.01		(.12)	.23	1.37	2.58
Portfolio Turnover Rate	4.78		2.91	14.88	24.53	3.05
Net Assets, end of period ($ x 1,000)	49,400		27,544	17,691	21,124	62,712

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Global Alpha Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is to seek total return by investing in instruments that provide investment exposure to global equity, bond and currency markets, and in fixed income securities. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 400 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 65

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund 67

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by the Board of Directors. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked

price.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	23,671,187	—		—	23,671,187
Equity Securities—
Foreign†	15,638,414	6,955,959	††	583	22,594,956
Mutual Funds	12,607,663	—		—	12,607,663
U.S. Treasury	—	14,279,334		—	14,279,334
Rights†	683				683
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	3,185,933		—	3,185,933
Futures†††	1,086,754	—		—	1,086,754
Options Purchased	4,258,491	—		—	4,258,491
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(3,561,263)		—	(3,561,263)
Futures†††	(372,750)	—		—	(372,750)
Options Written	(63,125)	—		—	(63,125)

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
†††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Fund 69

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities—
Foreign ($)
Balance as of 10/31/2010	4
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,486)
Purchases	—
Sales	—
Transfers into Level 3†	2,065
Transfers out of Level 3	—
Balance as of 10/31/2011	583
The amount of total gains (losses) for the period
included in earnings attributable to the change
in unrealized gains (losses) relating to
investments still held at 10/31/2011	(1,486)

††††	Transfers into Level 3 represent the value at the date of transfer.The transfer for the current period was due to the suspension of trading of a security.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade date and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 71

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	10/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	11,610,000		35,748,072	34,750,409	12,607,663		16.3

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $80,623,634 and unrealized depreciation $3,916,441.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2011. If not applied, $62,287,181 of the carryover expires in fiscal 2016 and $18,336,453 expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, passive foreign investment companies, net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $203,439, decreased accumulated net realized gain (loss) on investments by $138,000 and decreased paid-in capital by $65,439. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency

The Fund 73

NOTES TO FINANCIAL STATEMENTS (continued)

purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the fund’s average daily net assets, payable monthly.

During the period ended October 31, 2011, the Distributor retained $2,117 from commissions earned on sales of the fund’s Class A shares and $1,065 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2011, Class C shares were charged $80,751 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, Class A and Class C shares were charged $52,919 and $26,917, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2011, the fund was charged $16,055 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2011, the fund was charged $1,252 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $50.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2011, the fund was charged $24,612 pursuant to the custody agreement.

During the period ended October 31, 2011, the fund was charged $6,751 for services performed by the Chief Compliance Officer.

The Fund 75

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $70,518, Rule 12b-1 distribution plan fees $5,809, shareholder services plan fees $5,907, custodian fees $5,062, chief compliance officer fees $4,246 and transfer agency per account fees $4,100.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures, options transactions and forward contracts during the period ended October 31, 2011, amounted to $11,095,598 and $2,006,748, respectively.

The following tables show the fund’s exposure to different types of market risk as it relates to the statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Equity risk[1,2]	875,402	Equity risk[1,3]	(310,497)
Interest rate risk[1,2]	4,469,843	Interest rate risk[1]	(125,378)
Foreign exchange risk[4]	3,185,933	Foreign exchange risk[5]	(3,561,263)
Gross fair value of
derivative contracts	8,531,178		(3,997,138)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities of Unaffiliated issuers at market value.
3	Outstanding options written, at value.
4	Unrealized appreciation on forward foreign currency exchange contracts.
5	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[6]	Options[7]	Contracts[8]	Total
Equity	(590,178)	(12,978)	—	(603,156)
Interest rate	252,587	1,723,084	—	1,975,671
Foreign exchange	—	—	841,432	841,432
Total	(337,591)	1,710,106	841,432	2,213,947

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[9]	Options[10]	Contracts[11]	Total
Equity	625,176	(37,822)	—	587,354
Interest rate	68,905	(144,888)	—	(75,983)
Foreign exchange	—	—	(687,551)	(687,551)
Total	694,081	(182,710)	(687,551)	(176,180)

Statement of Operations location:

6	Net realized gain (loss) on financial futures.
7	Net realized gain (loss) on options transactions.
8	Net realized gain (loss) on forward foreign currency exchange contracts.
9	Net unrealized appreciation (depreciation) on financial futures.
[10] Net unrealized appreciation (depreciation) on options transactions.
[11] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses

The Fund 77

NOTES TO FINANCIAL STATEMENTS (continued)

which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2011 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and the value of equities or as a substitute for an investment.The fund is subject to interest rate risk and equity risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended October 31, 2011:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
October 31, 2010	—	—
Contracts written	290	97,132
Contracts terminated:
Contracts closed	90	33,528	12,978	20,550
Contracts Outstanding
October 31, 2011	200	63,604

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract

The Fund 79

NOTES TO FINANCIAL STATEMENTS (continued)

is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 12/21/2011	602,800	613,694	631,291	17,597
Australian Dollar,
Expiring 12/21/2011	1,096,000	1,116,842	1,147,803	30,961
Australian Dollar,
Expiring 12/21/2011	1,041,200	1,059,738	1,090,412	30,674
Australian Dollar,
Expiring 12/21/2011	22,000	22,198	23,040	842
Australian Dollar,
Expiring 12/21/2011	1,097,440	1,067,101	1,149,310	82,209
Australian Dollar,
Expiring 12/21/2011	2,888	2,808	3,025	217
Australian Dollar,
Expiring 12/21/2011	343,672	331,736	359,915	28,179
Australian Dollar,
Expiring 12/21/2011	2,536,500	2,460,785	2,656,387	195,602
Australian Dollar,
Expiring 12/21/2011	2,536,500	2,461,521	2,656,388	194,867
Australian Dollar,
Expiring 12/21/2011	59,600	58,732	62,417	3,685
Australian Dollar,
Expiring 12/21/2011	119,200	117,687	124,834	7,147
Australian Dollar,
Expiring 12/21/2011	417,200	411,664	436,919	25,255
Australian Dollar,
Expiring 12/21/2011	440,000	422,792	460,797	38,005
Australian Dollar,
Expiring 12/21/2011	110,000	105,803	115,199	9,396
Australian Dollar,
Expiring 12/21/2011	290,700	282,635	304,440	21,805

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Australian Dollar,
Expiring 12/21/2011	413,350	409,258	432,887	23,629
Australian Dollar,
Expiring 12/21/2011	118,100	116,963	123,682	6,719
Australian Dollar,
Expiring 12/21/2011	1,502,000	1,518,251	1,572,992	54,741
Australian Dollar,
Expiring 12/21/2011	178,000	179,875	186,413	6,538
Australian Dollar,
Expiring 12/21/2011	267,000	270,227	279,620	9,393
Australian Dollar,
Expiring 12/21/2011	271,200	277,662	284,018	6,356
Australian Dollar,
Expiring 12/21/2011	379,680	388,779	397,625	8,846
Australian Dollar,
Expiring 12/21/2011	1,084,800	1,108,220	1,136,073	27,853
Australian Dollar,
Expiring 12/21/2011	569,520	582,214	596,438	14,224
Australian Dollar,
Expiring 12/21/2011	406,800	416,884	426,027	9,143
British Pound,
Expiring 12/21/2011	1,290,677	2,039,799	2,074,140	34,341
British Pound,
Expiring 12/21/2011	2,462,297	3,877,675	3,956,953	79,278
British Pound,
Expiring 12/21/2011	629,660	989,479	1,011,874	22,395
British Pound,
Expiring 12/21/2011	662,800	1,041,403	1,065,131	23,728
British Pound,
Expiring 12/21/2011	364,540	572,569	585,822	13,253
British Pound,
Expiring 12/21/2011	942,500	1,456,162	1,514,613	58,451
British Pound,
Expiring 12/21/2011	942,500	1,458,028	1,514,613	56,585
British Pound,
Expiring 12/21/2011	343,600	535,302	552,171	16,869
British Pound,
Expiring 12/21/2011	266,290	415,936	427,933	11,997
British Pound,
Expiring 12/21/2011	850,500	1,315,328	1,366,768	51,440
British Pound,
Expiring 12/21/2011	212,625	328,728	341,692	12,964

The Fund 81

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
British Pound,
Expiring 12/21/2011	511,875	791,159	822,592	31,433
British Pound,
Expiring 12/21/2011	109,440	168,321	175,871	7,550
British Pound,
Expiring 12/21/2011	94,240	145,100	151,445	6,345
British Pound,
Expiring 12/21/2011	215,840	332,463	346,859	14,396
British Pound,
Expiring 12/21/2011	188,480	290,044	302,890	12,846
British Pound,
Expiring 12/21/2011	644,000	989,989	1,034,919	44,930
British Pound,
Expiring 12/21/2011	161,000	247,710	258,730	11,020
British Pound,
Expiring 12/21/2011	323,200	509,774	519,388	9,614
British Pound,
Expiring 12/21/2011	242,400	382,139	389,541	7,402
British Pound,
Expiring 12/21/2011	808,000	1,273,549	1,298,469	24,920
British Pound,
Expiring 12/21/2011	242,400	382,065	389,541	7,476
British Pound,
Expiring 12/21/2011	414,120	647,895	665,498	17,603
British Pound,
Expiring 12/21/2011	394,400	618,474	633,807	15,333
British Pound,
Expiring 12/21/2011	769,080	1,205,256	1,235,925	30,669
British Pound,
Expiring 12/21/2011	394,400	616,435	633,807	17,372
British Pound,
Expiring 12/21/2011	479,180	752,210	770,050	17,840
British Pound,
Expiring 12/21/2011	252,200	397,064	405,290	8,226
British Pound,
Expiring 12/21/2011	529,620	832,546	851,108	18,562
Canadian Dollar,
Expiring 12/21/2011	1,204,000	1,217,354	1,206,458	(10,896)
Canadian Dollar,
Expiring 12/21/2011	1,143,800	1,154,019	1,146,136	(7,883)
Canadian Dollar,
Expiring 12/21/2011	662,200	666,871	663,552	(3,319)
Canadian Dollar,
Expiring 12/21/2011	2,386,411	2,418,063	2,391,284	(26,779)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Canadian Dollar,
Expiring 12/21/2011	728,000	739,354	729,486	(9,868)
Canadian Dollar,
Expiring 12/21/2011	611,520	620,052	612,769	(7,283)
Canadian Dollar,
Expiring 12/21/2011	3,319,680	3,381,648	3,326,459	(55,189)
Canadian Dollar,
Expiring 12/21/2011	445,800	434,852	446,710	11,858
Canadian Dollar,
Expiring 12/21/2011	463,400	453,843	464,346	10,503
Canadian Dollar,
Expiring 12/21/2011	3,243,800	3,182,348	3,250,424	68,076
Canadian Dollar,
Expiring 12/21/2011	926,800	909,493	928,692	19,199
Canadian Dollar,
Expiring 12/21/2011	1,216,350	1,172,933	1,218,834	45,901
Canadian Dollar,
Expiring 12/21/2011	325,750	316,247	326,415	10,168
Canadian Dollar,
Expiring 12/21/2011	977,250	947,168	979,246	32,078
Canadian Dollar,
Expiring 12/21/2011	516,250	503,324	517,304	13,980
Canadian Dollar,
Expiring 12/21/2011	413,000	403,675	413,843	10,168
Canadian Dollar,
Expiring 12/21/2011	1,135,750	1,109,279	1,138,069	28,790
Canadian Dollar,
Expiring 12/21/2011	537,320	526,558	538,417	11,859
Canadian Dollar,
Expiring 12/21/2011	282,800	277,609	283,378	5,769
Canadian Dollar,
Expiring 12/21/2011	593,880	580,965	595,093	14,128
Euro,
Expiring 12/21/2011	913,752	1,267,196	1,263,832	(3,364)
Euro,
Expiring 12/21/2011	278,000	382,972	384,508	1,536
Euro,
Expiring 12/21/2011	1,267,680	1,746,521	1,753,359	6,838
Euro,
Expiring 12/21/2011	233,520	321,418	322,987	1,569
Euro,
Expiring 12/21/2011	385,500	519,307	533,194	13,887
Euro,
Expiring 12/21/2011	385,500	519,827	533,194	13,367

The Fund 83

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Euro,
Expiring 12/21/2011	187,800	255,850	259,751	3,901
Euro,
Expiring 12/21/2011	1,314,600	1,790,544	1,818,254	27,710
Euro,
Expiring 12/21/2011	375,600	511,885	519,501	7,616
Euro,
Expiring 12/21/2011	316,800	430,479	438,174	7,695
Euro,
Expiring 12/21/2011	538,560	732,210	744,895	12,685
Euro,
Expiring 12/21/2011	422,400	573,505	584,231	10,726
Euro,
Expiring 12/21/2011	834,240	1,136,360	1,153,857	17,497
Euro,
Expiring 12/21/2011	84,600	113,336	117,012	3,676
Euro,
Expiring 12/21/2011	338,400	453,160	468,049	14,889
Euro,
Expiring 12/21/2011	572,220	769,532	791,451	21,919
Euro,
Expiring 12/21/2011	523,500	713,454	724,065	10,611
Euro,
Expiring 12/21/2011	174,500	238,222	241,355	3,133
Euro,
Expiring 12/21/2011	1,703,000	2,351,928	2,355,460	3,532
Euro,
Expiring 12/21/2011	567,200	781,389	784,508	3,119
Euro,
Expiring 12/21/2011	850,800	1,172,407	1,176,762	4,355
Euro,
Expiring 12/21/2011	116,280	159,061	160,829	1,768
Euro,
Expiring 12/21/2011	61,200	83,997	84,647	650
Euro,
Expiring 12/21/2011	128,520	175,955	177,759	1,804
Euro,
Expiring 12/21/2011	128,400	181,891	177,593	(4,298)
Euro,
Expiring 12/21/2011	263,220	372,870	364,066	(8,804)
Euro,
Expiring 12/21/2011	134,820	191,025	186,473	(4,552)
Euro,
Expiring 12/21/2011	115,560	163,628	159,833	(3,795)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Japanese Yen,
Expiring 12/21/2011	161,585,946	2,104,888	2,068,993	(35,895)
Japanese Yen,
Expiring 12/21/2011	219,146,993	2,863,282	2,806,022	(57,260)
Japanese Yen,
Expiring 12/21/2011	223,574,204	2,918,990	2,862,709	(56,281)
Japanese Yen,
Expiring 12/21/2011	70,678,584	922,962	904,989	(17,973)
Japanese Yen,
Expiring 12/21/2011	32,943,625	429,018	421,820	(7,198)
Japanese Yen,
Expiring 12/21/2011	150,222,930	1,956,639	1,923,498	(33,141)
Japanese Yen,
Expiring 12/21/2011	27,672,645	360,275	354,329	(5,946)
Japanese Yen,
Expiring 12/21/2011	56,659,900	742,137	725,490	(16,647)
Japanese Yen,
Expiring 12/21/2011	32,803,100	429,505	420,020	(9,485)
Japanese Yen,
Expiring 12/21/2011	59,642,000	781,123	763,674	(17,449)
Japanese Yen,
Expiring 12/21/2011	25,948,200	338,913	332,248	(6,665)
Japanese Yen,
Expiring 12/21/2011	181,637,400	2,374,748	2,325,738	(49,010)
Japanese Yen,
Expiring 12/21/2011	51,896,400	677,770	664,496	(13,274)
Japanese Yen,
Expiring 12/21/2011	45,595,730	592,198	583,821	(8,377)
Japanese Yen,
Expiring 12/21/2011	58,833,200	766,455	753,317	(13,138)
Japanese Yen,
Expiring 12/21/2011	72,568,920	946,451	929,194	(17,257)
Japanese Yen,
Expiring 12/21/2011	64,281,250	838,961	823,076	(15,885)
Japanese Yen,
Expiring 12/21/2011	192,843,750	2,517,260	2,469,228	(48,032)
Japanese Yen,
Expiring 12/21/2011	110,367,600	1,433,904	1,413,179	(20,725)
Japanese Yen,
Expiring 12/21/2011	165,551,400	2,149,139	2,119,768	(29,371)
Japanese Yen,
Expiring 12/21/2011	12,039,700	155,762	154,160	(1,602)
Japanese Yen,
Expiring 12/21/2011	25,283,370	327,273	323,735	(3,538)

The Fund 85

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Japanese Yen,
Expiring 12/21/2011	48,158,800	623,092	616,639	(6,453)
Japanese Yen,
Expiring 12/21/2011	16,855,580	218,311	215,824	(2,487)
Japanese Yen,
Expiring 12/21/2011	18,059,550	234,147	231,239	(2,908)
Japanese Yen,
Expiring 12/21/2011	24,026,600	313,340	307,644	(5,696)
Japanese Yen,
Expiring 12/21/2011	60,066,500	783,146	769,109	(14,037)
Japanese Yen,
Expiring 12/21/2011	18,019,950	235,052	230,732	(4,320)
Japanese Yen,
Expiring 12/21/2011	18,019,950	235,109	230,732	(4,377)
Japanese Yen,
Expiring 12/21/2011	914,550	11,928	11,710	(218)
Japanese Yen,
Expiring 12/21/2011	871,000	11,361	11,153	(208)
Japanese Yen,
Expiring 12/21/2011	871,000	11,346	11,153	(193)
Japanese Yen,
Expiring 12/21/2011	1,698,450	22,159	21,747	(412)
Japanese Yen,
Expiring 12/21/2011	32,272,800	420,104	413,230	(6,874)
Japanese Yen,
Expiring 12/21/2011	29,199,200	379,753	373,875	(5,878)
Japanese Yen,
Expiring 12/21/2011	15,368,000	200,049	196,776	(3,273)
Japanese Yen,
Expiring 12/21/2011	18,159,120	239,863	232,515	(7,348)
Japanese Yen,
Expiring 12/21/2011	35,453,520	468,392	453,957	(14,435)
Japanese Yen,
Expiring 12/21/2011	17,294,400	228,534	221,442	(7,092)
Japanese Yen,
Expiring 12/21/2011	15,564,960	205,749	199,298	(6,451)
New Zealand Dollar,
Expiring 12/21/2011	3,325,119	2,712,499	2,679,297	(33,202)
New Zealand Dollar,
Expiring 12/21/2011	160,890	122,722	129,641	6,919
New Zealand Dollar,
Expiring 12/21/2011	207,600	158,094	167,278	9,184
New Zealand Dollar,
Expiring 12/21/2011	606,750	471,272	488,904	17,632

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
New Zealand Dollar,
Expiring 12/21/2011	202,250	157,354	162,968	5,614
New Zealand Dollar,
Expiring 12/21/2011	58,400	46,677	47,057	380
New Zealand Dollar,
Expiring 12/21/2011	122,640	97,957	98,820	863
New Zealand Dollar,
Expiring 12/21/2011	233,600	186,602	188,229	1,627
New Zealand Dollar,
Expiring 12/21/2011	81,760	65,417	65,880	463
New Zealand Dollar,
Expiring 12/21/2011	87,600	70,149	70,586	437
New Zealand Dollar,
Expiring 12/21/2011	70,600	55,823	56,887	1,064
New Zealand Dollar,
Expiring 12/21/2011	74,130	58,464	59,732	1,268
New Zealand Dollar,
Expiring 12/21/2011	70,600	55,702	56,888	1,186
New Zealand Dollar,
Expiring 12/21/2011	137,670	108,757	110,931	2,174
New Zealand Dollar,
Expiring 12/21/2011	488,600	400,384	393,701	(6,683)
New Zealand Dollar,
Expiring 12/21/2011	513,030	420,336	413,386	(6,950)
New Zealand Dollar,
Expiring 12/21/2011	1,001,630	819,944	807,088	(12,856)
New Zealand Dollar,
Expiring 12/21/2011	439,740	360,833	354,331	(6,502)
Norwegian Krone,
Expiring 12/21/2011	6,380,812	1,139,156	1,142,757	3,601
Norwegian Krone,
Expiring 12/21/2011	726,500	129,366	130,110	744
Norwegian Krone,
Expiring 12/21/2011	610,260	108,482	109,293	811
Norwegian Krone,
Expiring 12/21/2011	3,312,840	591,293	593,305	2,012
Norwegian Krone,
Expiring 12/21/2011	5,343,200	942,382	956,928	14,546
Norwegian Krone,
Expiring 12/21/2011	2,938,760	517,387	526,311	8,924
Norwegian Krone,
Expiring 12/21/2011	5,076,040	895,545	909,082	13,537
Norwegian Krone,
Expiring 12/21/2011	421,000	71,712	75,398	3,686

The Fund 87

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Norwegian Krone,
Expiring 12/21/2011	421,000	71,562	75,398	3,836
Norwegian Krone,
Expiring 12/21/2011	1,280,800	218,276	229,382	11,106
Norwegian Krone,
Expiring 12/21/2011	992,620	169,441	177,771	8,330
Norwegian Krone,
Expiring 12/21/2011	2,048,160	351,675	366,811	15,136
Norwegian Krone,
Expiring 12/21/2011	1,312,900	230,365	235,131	4,766
Norwegian Krone,
Expiring 12/21/2011	4,595,150	805,594	822,958	17,364
Norwegian Krone,
Expiring 12/21/2011	4,827,000	844,299	864,481	20,182
Norwegian Krone,
Expiring 12/21/2011	1,609,000	282,201	288,160	5,959
Norwegian Krone,
Expiring 12/21/2011	4,398,900	775,875	787,811	11,936
Norwegian Krone,
Expiring 12/21/2011	1,999,500	351,919	358,096	6,177
Norwegian Krone,
Expiring 12/21/2011	1,599,600	282,161	286,477	4,316
Norwegian Krone,
Expiring 12/21/2011	646,500	115,513	115,783	270
Norwegian Krone,
Expiring 12/21/2011	905,100	161,839	162,097	258
Norwegian Krone,
Expiring 12/21/2011	2,586,000	462,744	463,134	390
Norwegian Krone,
Expiring 12/21/2011	1,357,650	242,703	243,145	442
Norwegian Krone,
Expiring 12/21/2011	969,750	173,436	173,675	239
Norwegian Krone,
Expiring 12/21/2011	829,200	147,095	148,503	1,408
Norwegian Krone,
Expiring 12/21/2011	870,660	153,846	155,929	2,083
Norwegian Krone,
Expiring 12/21/2011	829,200	146,712	148,504	1,792
Norwegian Krone,
Expiring 12/21/2011	1,616,940	286,590	289,582	2,992
Swedish Krona,
Expiring 12/21/2011	7,084,875	1,060,983	1,084,055	23,072
Swedish Krona,
Expiring 12/21/2011	23,658,546	3,519,883	3,619,988	100,105

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Swedish Krona,
Expiring 12/21/2011	10,352,836	1,561,627	1,584,085	22,458
Swedish Krona,
Expiring 12/21/2011	1,049,000	157,233	160,507	3,274
Swedish Krona,
Expiring 12/21/2011	881,160	131,962	134,826	2,864
Swedish Krona,
Expiring 12/21/2011	4,783,440	718,590	731,913	13,323
Swedish Krona,
Expiring 12/21/2011	2,856,800	429,544	437,118	7,574
Swedish Krona,
Expiring 12/21/2011	1,571,240	236,049	240,415	4,366
Swedish Krona,
Expiring 12/21/2011	2,713,960	407,752	415,262	7,510
Swedish Krona,
Expiring 12/21/2011	809,900	119,831	123,923	4,092
Swedish Krona,
Expiring 12/21/2011	1,619,800	239,955	247,845	7,890
Swedish Krona,
Expiring 12/21/2011	5,669,300	840,245	867,458	27,213
Swedish Krona,
Expiring 12/21/2011	7,718,800	1,121,081	1,181,052	59,971
Swedish Krona,
Expiring 12/21/2011	5,982,070	873,623	915,315	41,692
Swedish Krona,
Expiring 12/21/2011	3,436,020	497,685	525,745	28,060
Swedish Krona,
Expiring 12/21/2011	859,005	124,202	131,436	7,234
Swedish Krona,
Expiring 12/21/2011	2,067,975	299,711	316,420	16,709
Swedish Krona,
Expiring 12/21/2011	911,600	132,858	139,484	6,626
Swedish Krona,
Expiring 12/21/2011	3,646,400	530,517	557,935	27,418
Swedish Krona,
Expiring 12/21/2011	6,708,540	986,656	1,026,472	39,816
Swedish Krona,
Expiring 12/21/2011	871,500	130,820	133,348	2,528
Swedish Krona,
Expiring 12/21/2011	3,050,250	457,666	466,718	9,052
Swiss Franc,
Expiring 12/21/2011	419,496	479,973	478,325	(1,648)
Swiss Franc,
Expiring 12/21/2011	88,100	98,567	100,455	1,888

The Fund 89

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases (continued):
Swiss Franc,
Expiring 12/21/2011	616,700	690,308	703,184	12,876
Swiss Franc,
Expiring 12/21/2011	176,200	197,504	200,910	3,406
Swiss Franc,
Expiring 12/21/2011	430,400	476,516	490,758	14,242
Swiss Franc,
Expiring 12/21/2011	333,560	369,562	380,337	10,775
Swiss Franc,
Expiring 12/21/2011	2,520	2,924	2,873	(51)
Swiss Franc,
Expiring 12/21/2011	2,160	2,507	2,463	(44)
Swiss Franc,
Expiring 12/21/2011	2,400	2,787	2,736	(51)
Swiss Franc,
Expiring 12/21/2011	4,920	5,707	5,610	(97)
Sales:		Proceeds ($)
Australian Dollar,
Expiring 12/21/2011	510,840	520,407	534,985	(14,578)
Australian Dollar,
Expiring 12/21/2011	882,360	900,691	924,065	(23,374)
Australian Dollar,
Expiring 12/21/2011	928,800	949,131	972,699	(23,568)
Australian Dollar,
Expiring 12/21/2011	3,119,122	3,153,183	3,266,548	(113,365)
Australian Dollar,
Expiring 12/21/2011	2,317,147	2,360,932	2,426,667	(65,735)
Australian Dollar,
Expiring 12/21/2011	128,000	131,315	134,050	(2,735)
Australian Dollar,
Expiring 12/21/2011	107,520	110,126	112,602	(2,476)
Australian Dollar,
Expiring 12/21/2011	583,680	598,149	611,267	(13,118)
Australian Dollar,
Expiring 12/21/2011	4,800	4,622	5,026	(404)
Australian Dollar,
Expiring 12/21/2011	3,720	3,582	3,895	(313)
Australian Dollar,
Expiring 12/21/2011	259,920	243,262	272,205	(28,943)
Australian Dollar,
Expiring 12/21/2011	223,820	209,343	234,398	(25,055)
Australian Dollar,
Expiring 12/21/2011	447,640	419,004	468,797	(49,793)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Australian Dollar,
Expiring 12/21/2011	512,620	480,063	536,849	(56,786)
Australian Dollar,
Expiring 12/21/2011	131,250	132,676	137,453	(4,777)
Australian Dollar,
Expiring 12/21/2011	125,000	126,634	130,908	(4,274)
Australian Dollar,
Expiring 12/21/2011	125,000	126,877	130,908	(4,031)
Australian Dollar,
Expiring 12/21/2011	243,750	247,007	255,271	(8,264)
Australian Dollar,
Expiring 12/21/2011	73,080	77,863	76,534	1,329
Australian Dollar,
Expiring 12/21/2011	142,680	151,948	149,423	2,525
Australian Dollar,
Expiring 12/21/2011	69,600	74,071	72,890	1,181
Australian Dollar,
Expiring 12/21/2011	62,640	66,724	65,601	1,123
British Pound,
Expiring 12/21/2011	615,916	972,463	989,787	(17,324)
British Pound,
Expiring 12/21/2011	246,540	389,134	396,194	(7,060)
British Pound,
Expiring 12/21/2011	1,338,360	2,111,289	2,150,767	(39,478)
British Pound,
Expiring 12/21/2011	293,500	463,154	471,659	(8,505)
British Pound,
Expiring 12/21/2011	113,000	176,218	181,593	(5,375)
British Pound,
Expiring 12/21/2011	1,887,200	2,900,434	3,032,762	(132,328)
British Pound,
Expiring 12/21/2011	112,800	175,561	181,272	(5,711)
British Pound,
Expiring 12/21/2011	203,100	318,310	326,385	(8,075)
British Pound,
Expiring 12/21/2011	406,200	637,151	652,770	(15,619)
British Pound,
Expiring 12/21/2011	1,421,700	2,224,747	2,284,696	(59,949)
British Pound,
Expiring 12/21/2011	724,825	1,133,463	1,164,806	(31,343)
British Pound,
Expiring 12/21/2011	367,000	572,116	589,775	(17,659)

The Fund 91

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
British Pound,
Expiring 12/21/2011	467,925	731,908	751,963	(20,055)
British Pound,
Expiring 12/21/2011	275,250	429,763	442,331	(12,568)
British Pound,
Expiring 12/21/2011	286,110	445,608	459,784	(14,176)
British Pound,
Expiring 12/21/2011	1,013,950	1,587,868	1,629,435	(41,567)
British Pound,
Expiring 12/21/2011	289,700	453,882	465,553	(11,671)
British Pound,
Expiring 12/21/2011	616,000	959,780	989,922	(30,142)
British Pound,
Expiring 12/21/2011	1,848,000	2,881,466	2,969,767	(88,301)
British Pound,
Expiring 12/21/2011	2,445,000	3,851,975	3,929,156	(77,181)
British Pound,
Expiring 12/21/2011	105,000	164,793	168,736	(3,943)
British Pound,
Expiring 12/21/2011	84,000	131,749	134,989	(3,240)
British Pound,
Expiring 12/21/2011	231,000	361,940	371,221	(9,281)
British Pound,
Expiring 12/21/2011	29,400	46,417	47,246	(829)
British Pound,
Expiring 12/21/2011	41,160	65,051	66,145	(1,094)
British Pound,
Expiring 12/21/2011	117,600	185,785	188,985	(3,200)
British Pound,
Expiring 12/21/2011	44,100	69,691	70,869	(1,178)
British Pound,
Expiring 12/21/2011	61,740	97,527	99,217	(1,690)
British Pound,
Expiring 12/21/2011	305,130	492,283	490,349	1,934
British Pound,
Expiring 12/21/2011	290,600	468,357	466,999	1,358
British Pound,
Expiring 12/21/2011	261,540	421,445	420,299	1,146
British Pound,
Expiring 12/21/2011	595,730	960,412	957,348	3,064
Canadian Dollar,
Expiring 12/21/2011	1,198,677	1,206,737	1,201,125	5,612
Canadian Dollar,
Expiring 12/21/2011	220,400	221,708	220,850	858

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Canadian Dollar,
Expiring 12/21/2011	121,220	121,909	121,467	442
Canadian Dollar,
Expiring 12/21/2011	209,380	210,703	209,807	896
Canadian Dollar,
Expiring 12/21/2011	160,000	159,896	160,327	(431)
Canadian Dollar,
Expiring 12/21/2011	4,412,000	4,269,939	4,421,010	(151,071)
Canadian Dollar,
Expiring 12/21/2011	2,793,000	2,715,684	2,798,703	(83,019)
Canadian Dollar,
Expiring 12/21/2011	2,793,000	2,708,479	2,798,703	(90,224)
Canadian Dollar,
Expiring 12/21/2011	473,370	454,283	474,336	(20,053)
Canadian Dollar,
Expiring 12/21/2011	610,800	586,180	612,047	(25,867)
Canadian Dollar,
Expiring 12/21/2011	105,840	100,517	106,056	(5,539)
Canadian Dollar,
Expiring 12/21/2011	254,800	242,909	255,320	(12,411)
Canadian Dollar,
Expiring 12/21/2011	423,360	403,080	424,224	(21,144)
Canadian Dollar,
Expiring 12/21/2011	212,660	200,051	213,094	(13,043)
Canadian Dollar,
Expiring 12/21/2011	123,480	116,202	123,732	(7,530)
Canadian Dollar,
Expiring 12/21/2011	243,530	229,274	244,027	(14,753)
Canadian Dollar,
Expiring 12/21/2011	227,750	215,725	228,215	(12,490)
Canadian Dollar,
Expiring 12/21/2011	501,050	475,140	502,073	(26,933)
Canadian Dollar,
Expiring 12/21/2011	182,200	172,582	182,572	(9,990)
Canadian Dollar,
Expiring 12/21/2011	106,330	99,929	106,547	(6,618)
Canadian Dollar,
Expiring 12/21/2011	108,100	106,543	108,321	(1,778)
Canadian Dollar,
Expiring 12/21/2011	227,010	223,248	227,474	(4,226)
Canadian Dollar,
Expiring 12/21/2011	162,150	159,818	162,481	(2,663)
Canadian Dollar,
Expiring 12/21/2011	432,400	425,440	433,283	(7,843)

The Fund 93

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Canadian Dollar,
Expiring 12/21/2011	151,340	148,976	151,649	(2,673)
Canadian Dollar,
Expiring 12/21/2011	206,700	202,725	207,122	(4,397)
Canadian Dollar,
Expiring 12/21/2011	106,000	103,734	106,216	(2,482)
Canadian Dollar,
Expiring 12/21/2011	106,000	104,032	106,216	(2,184)
Canadian Dollar,
Expiring 12/21/2011	111,300	109,051	111,527	(2,476)
Euro,
Expiring 12/21/2011	2,851,451	3,912,048	3,943,910	(31,862)
Euro,
Expiring 12/21/2011	6,863,882	9,402,214	9,493,599	(91,385)
Euro,
Expiring 12/21/2011	914,000	1,252,364	1,264,175	(11,811)
Euro,
Expiring 12/21/2011	868,300	1,186,645	1,200,967	(14,322)
Euro,
Expiring 12/21/2011	502,700	687,941	695,296	(7,355)
Euro,
Expiring 12/21/2011	1,225,000	1,676,106	1,694,327	(18,221)
Euro,
Expiring 12/21/2011	2,151,000	2,894,730	2,975,100	(80,370)
Euro,
Expiring 12/21/2011	1,092,400	1,467,678	1,510,925	(43,247)
Euro,
Expiring 12/21/2011	846,610	1,137,891	1,170,967	(33,076)
Euro,
Expiring 12/21/2011	503,280	667,832	696,098	(28,266)
Euro,
Expiring 12/21/2011	302,900	401,576	418,948	(17,372)
Euro,
Expiring 12/21/2011	125,820	166,583	174,024	(7,441)
Euro,
Expiring 12/21/2011	63,200	87,565	87,413	152
Euro,
Expiring 12/21/2011	94,800	131,358	131,120	238
Euro,
Expiring 12/21/2011	252,800	349,989	349,654	335
Euro,
Expiring 12/21/2011	132,720	183,778	183,568	210
Euro,
Expiring 12/21/2011	88,480	122,532	122,379	153

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Euro,
Expiring 12/21/2011	294,600	405,213	407,468	(2,255)
Euro,
Expiring 12/21/2011	736,500	1,013,163	1,018,671	(5,508)
Euro,
Expiring 12/21/2011	220,950	303,674	305,601	(1,927)
Euro,
Expiring 12/21/2011	220,950	303,755	305,601	(1,846)
Euro,
Expiring 12/21/2011	246,200	336,811	340,525	(3,714)
Euro,
Expiring 12/21/2011	246,200	337,838	340,525	(2,687)
Euro,
Expiring 12/21/2011	258,510	353,799	357,551	(3,752)
Euro,
Expiring 12/21/2011	480,090	657,954	664,024	(6,070)
Japanese Yen,
Expiring 12/21/2011	225,079,000	2,951,933	2,881,977	69,956
Japanese Yen,
Expiring 12/21/2011	252,869,000	3,314,567	3,237,808	76,759
Japanese Yen,
Expiring 12/21/2011	252,869,000	3,309,738	3,237,808	71,930
Japanese Yen,
Expiring 12/21/2011	73,511,820	960,123	941,267	18,856
Japanese Yen,
Expiring 12/21/2011	18,377,955	240,109	235,317	4,792
Japanese Yen,
Expiring 12/21/2011	44,243,225	577,501	566,503	10,998
Japanese Yen,
Expiring 12/21/2011	40,694,010	530,105	521,058	9,047
Japanese Yen,
Expiring 12/21/2011	23,628,780	307,827	302,550	5,277
Japanese Yen,
Expiring 12/21/2011	20,347,005	265,524	260,529	4,995
Japanese Yen,
Expiring 12/21/2011	46,601,205	607,744	596,695	11,049
Japanese Yen,
Expiring 12/21/2011	20,532,800	268,028	262,908	5,120
Japanese Yen,
Expiring 12/21/2011	56,465,200	736,826	722,997	13,829
Japanese Yen,
Expiring 12/21/2011	25,666,000	335,000	328,635	6,365
New Zealand Dollar,
Expiring 12/21/2011	731,534	598,014	589,451	8,563

The Fund 95

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
New Zealand Dollar,
Expiring 12/21/2011	1,211,250	998,276	975,995	22,281
New Zealand Dollar,
Expiring 12/21/2011	223,125	183,994	179,788	4,206
New Zealand Dollar,
Expiring 12/21/2011	265,625	219,097	214,034	5,063
New Zealand Dollar,
Expiring 12/21/2011	885,780	726,251	713,739	12,512
New Zealand Dollar,
Expiring 12/21/2011	512,820	420,347	413,217	7,130
New Zealand Dollar,
Expiring 12/21/2011	932,400	763,918	751,304	12,614
New Zealand Dollar,
Expiring 12/21/2011	1,224,500	946,754	986,671	(39,917)
New Zealand Dollar,
Expiring 12/21/2011	1,224,500	948,877	986,671	(37,794)
New Zealand Dollar,
Expiring 12/21/2011	230,400	181,408	185,650	(4,242)
New Zealand Dollar,
Expiring 12/21/2011	1,612,800	1,271,176	1,299,553	(28,377)
New Zealand Dollar,
Expiring 12/21/2011	460,800	363,215	371,301	(8,086)
New Zealand Dollar,
Expiring 12/21/2011	58,590	43,907	47,210	(3,303)
New Zealand Dollar,
Expiring 12/21/2011	234,360	176,873	188,841	(11,968)
New Zealand Dollar,
Expiring 12/21/2011	141,050	106,642	113,654	(7,012)
New Zealand Dollar,
Expiring 12/21/2011	1,068,800	815,409	861,212	(45,803)
New Zealand Dollar,
Expiring 12/21/2011	267,200	203,777	215,303	(11,526)
New Zealand Dollar,
Expiring 12/21/2011	1,159,740	890,956	934,489	(43,533)
New Zealand Dollar,
Expiring 12/21/2011	56,100	44,178	45,204	(1,026)
New Zealand Dollar,
Expiring 12/21/2011	20,400	16,070	16,438	(368)
New Zealand Dollar,
Expiring 12/21/2011	25,500	20,054	20,547	(493)
New Zealand Dollar,
Expiring 12/21/2011	93,200	73,595	75,098	(1,503)
New Zealand Dollar,
Expiring 12/21/2011	195,720	154,002	157,706	(3,704)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
New Zealand Dollar,
Expiring 12/21/2011	177,080	139,320	142,686	(3,366)
Norwegian Krone,
Expiring 12/21/2011	21,524,042	3,799,947	3,854,800	(54,853)
Norwegian Krone,
Expiring 12/21/2011	10,702,813	1,877,522	1,916,797	(39,275)
Norwegian Krone,
Expiring 12/21/2011	1,631,100	283,939	292,118	(8,179)
Norwegian Krone,
Expiring 12/21/2011	3,262,200	567,933	584,236	(16,303)
Norwegian Krone,
Expiring 12/21/2011	11,417,700	1,980,998	2,044,828	(63,830)
Norwegian Krone,
Expiring 12/21/2011	2,346,880	415,740	420,309	(4,569)
Norwegian Krone,
Expiring 12/21/2011	1,235,200	218,747	221,215	(2,468)
Norwegian Krone,
Expiring 12/21/2011	2,593,920	458,249	464,552	(6,303)
Norwegian Krone,
Expiring 12/21/2011	544,140	99,947	97,452	2,495
Norwegian Krone,
Expiring 12/21/2011	1,239,430	228,004	221,973	6,031
Norwegian Krone,
Expiring 12/21/2011	634,830	116,876	113,693	3,183
Norwegian Krone,
Expiring 12/21/2011	604,600	111,169	108,279	2,890
Swedish Krona,
Expiring 12/21/2011	8,621,500	1,243,169	1,319,174	(76,005)
Swedish Krona,
Expiring 12/21/2011	8,621,500	1,252,706	1,319,173	(66,467)
Swedish Krona,
Expiring 12/21/2011	2,984,000	444,597	456,581	(11,984)
Swedish Krona,
Expiring 12/21/2011	6,564,800	980,410	1,004,478	(24,068)
Swedish Krona,
Expiring 12/21/2011	2,387,200	357,589	365,264	(7,675)
Swedish Krona,
Expiring 12/21/2011	907,300	136,913	138,826	(1,913)
Swedish Krona,
Expiring 12/21/2011	1,270,220	192,210	194,356	(2,146)
Swedish Krona,
Expiring 12/21/2011	3,629,200	547,705	555,303	(7,598)
Swedish Krona,
Expiring 12/21/2011	1,905,330	287,108	291,534	(4,426)

The Fund 97

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Swedish Krona,
Expiring 12/21/2011	1,360,950	205,606	208,238	(2,632)
Swedish Krona,
Expiring 12/21/2011	1,436,400	225,016	219,783	5,233
Swedish Krona,
Expiring 12/21/2011	1,292,760	202,199	197,805	4,394
Swedish Krona,
Expiring 12/21/2011	2,944,620	461,523	450,555	10,968
Swedish Krona,
Expiring 12/21/2011	1,508,220	236,647	230,772	5,875
Swiss Franc,
Expiring 12/21/2011	197,136	227,364	224,782	2,582
Swiss Franc,
Expiring 12/21/2011	39,750	45,532	45,324	208
Swiss Franc,
Expiring 12/21/2011	33,390	38,239	38,073	166
Swiss Franc,
Expiring 12/21/2011	181,260	207,320	206,679	641
Swiss Franc,
Expiring 12/21/2011	11,490	13,013	13,101	(88)
Swiss Franc,
Expiring 12/21/2011	88,500	98,048	100,911	(2,863)
Swiss Franc,
Expiring 12/21/2011	88,500	97,872	100,911	(3,039)
Swiss Franc,
Expiring 12/21/2011	348,330	378,438	397,179	(18,741)
Swiss Franc,
Expiring 12/21/2011	136,500	151,169	155,642	(4,473)
Swiss Franc,
Expiring 12/21/2011	300,300	333,097	342,413	(9,316)
Swiss Franc,
Expiring 12/21/2011	109,200	121,661	124,514	(2,853)
Swiss Franc,
Expiring 12/21/2011	55,300	61,931	63,055	(1,124)
Swiss Franc,
Expiring 12/21/2011	77,420	86,711	88,277	(1,566)
Swiss Franc,
Expiring 12/21/2011	221,200	247,713	252,220	(4,507)
Swiss Franc,
Expiring 12/21/2011	116,130	130,147	132,416	(2,269)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Swiss Franc,
Expiring 12/21/2011	82,950	92,926	94,583	(1,657)
Swiss Franc,
Expiring 12/21/2011	153,520	170,936	175,049	(4,113)
Swiss Franc,
Expiring 12/21/2011	169,680	188,896	193,475	(4,579)
Swiss Franc,
Expiring 12/21/2011	80,800	90,150	92,131	(1,981)
Gross Unrealized
Appreciation				3,185,933
Gross Unrealized
Depreciation				(3,561,263)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Interest rate futures contracts	42,353,077
Equity futures contracts	27,150,506
Equity options contracts	13,817
Interest rate options contracts	2,892,936
Forward contracts	52,568,598

At October 31, 2011, the cost of investments for federal income tax purposes was $81,892,685; accordingly, accumulated net unrealized depreciation on investments was $4,480,371, consisting of $5,699,091 gross unrealized appreciation and $10,179,462 gross unrealized depreciation.

The Fund 99

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Global Alpha Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Global Alpha Fund (one of the series comprising Advantage Funds, Inc.) as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Alpha Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2011

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

The Fund 101

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, ColumbiaUniversity (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 103

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 105

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for profession0al services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $115,000 in 2010 and $220,020 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $16,146 in 2010 and $24,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2010 and $-0-  in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $16,143 in 2010 and $30,288 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0-  in 2010 and $-0- in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $44 in 2010 and $58 in 2011. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2010 and $-0- in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $31,544,905 in 2010 and $16,139,606 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
          Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and
                        Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19 ,2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)